UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-07655

                                     Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

                         Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

                         Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code:  312-587-3800

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Driehaus Mutual Funds

Trustees & Officers

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Christopher J. Towle

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Stephen J. Kneeley

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

William H. Wallace, III

Secretary

Michael P. Kailus

Assistant Secretary & Anti-Money

Laundering Compliance Officer

Christine Mason

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator

The Bank of New York Mellon

4400 Computer Drive

Westborough, MA 01581

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2017

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Frontier Emerging Markets Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Small Cap Growth Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds’ prospectus.

Annual Report to Shareholders

December 31, 2017

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgment, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Frontier Emerging Markets Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Small Cap Growth Fund

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) Investor class (DREGX) returned 42.52% and the Institutional class (DIEMX) returned 42.58% for the year ended December 31, 2017. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned 37.28% for the year, while the MSCI Emerging Markets Growth Index returned 46.80%.

Multiple factors set the stage for a robust year of global equity market performance. Strong economic figures, notably European GDP and North Asian trade data, confirmed a pickup in coordinated global growth. At the same time, subdued US inflation sustained market expectations of a modest interest rate tightening cycle, while progress on tax reform lifted investor sentiment. Moderate depreciation of the US dollar versus most major currencies further helped encourage risk-on sentiment during the fourth quarter. Emerging markets completed a clean sweep for the year, leading global equity market gains in each quarter. For 2017 as a whole, emerging markets rose 37%, while global equities returned 22% and the S&P 500 appreciated by 22%.

Over the course of 2017, security selection within the financials and information technology sectors contributed to the Fund’s returns versus the Benchmark. From a country perspective, holdings in China and India made key contributions to performance versus the Benchmark in the past year.

Alibaba Group Holding, Ltd. (Ticker: BABA) made a notable contribution to the Fund’s relative and absolute returns for the year. The China-based company provides online and mobile marketplaces to the retail and wholesale sectors. Strong growth in user engagement and the core commerce business were the primary drivers of strong performance. The Company has been investing to expand the customer base and to improve the customer experience as well as in the infrastructure necessary for sustainable growth.

Ping An Insurance Group Co. of China, Ltd. (Ticker: 2318 HK) was a significant contributor to the Fund’s return. The China-based company provides personal financial products and services such as insurance, banking and investments. Earnings growth from life and health insurance as well as the asset management business drove core business growth. Additionally, the proprietary financial technology powering the company’s ecosystem has become increasingly valuable and a key differentiating factor.

During 2017, stock selection within the real estate and energy sectors detracted from the Fund’s returns versus the Benchmark. At the country level, holdings in South Korea and Brazil detracted from Fund performance versus the Benchmark.

Fund holding Rosneft Oil Co. PJSC (Ticker: ROSN LI) was a notable detractor from returns. The Russia-based company is engaged in the exploration, production, refining and distribution of oil and gas products. Rosneft underperformed in the first half of 2017 against a background of concern about certain international investments that were perceived as having political motivations combined with a muted production outlook following the OPEC agreement in November 2016.

Another significant detractor from the Fund’s return for the year was Hanssem Co., Ltd (Ticker: 009240 KS). The South Korea-based company manufactures and distributes wood furniture for homes and businesses. The company saw decreased sales and slowed down the launch of its stores. The company was also negatively impacted by broader macro conditions such as slower than expected growth in the number of marriages and a weak housing market.

Accelerating earnings growth and positive earnings revisions created a favorable backdrop for our investment approach in 2017. As we look ahead, we are monitoring key variables such as the yield curve and the Chinese economy. We are mindful of the potential for US growth and inflation expectations to rise, driven by fiscal stimulus or a tightening labor market, which could pull up the long end of the yield curve and drive a value rotation that may act as a headwind to our style. We continue to see cyclical opportunities in countries that are recovering after having undergone significant economic slowdowns and adjustments during the 2011-2015 period. The Fund maintains exposure to companies exhibiting a cyclical improvement in earnings, emphasizing pricing power and operational efficiencies in an environment in which input costs are rising. Following a substantial easing of financial conditions over the past two years, we expect earnings growth to be the primary driver of share prices, as further compression of the cost of equity may be more limited at this point in the market cycle.

We thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver	Rich Thies
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/17	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Growth Fund - Investor Class (DREGX)	42.52%	10.54%	6.71%	3.01%
Driehaus Emerging Markets Growth Fund - Institutional Class (DIEMX)[1]	42.58%	10.55%	6.72%	3.01%
MSCI Emerging Markets Index-N2	37.28%	9.10%	4.35%	1.68%
MSCI Emerging Markets Growth Index-N3	46.80%	11.88%	6.85%	2.35%

[1]	The returns for the periods prior to July 17, 2017 (institutional share class inception date) include the performance of the investor share class.

[2]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Growth Index-Net (MSCI Emerging Markets Growth Index-N) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 92.6%
FAR EAST — 61.7%
China — 26.7%
AIA Group, Ltd.	2,787,641	$23,780,857
Alibaba Group Holding, Ltd. — SP ADR**	342,013	58,973,302
Aluminum Corp. of China, Ltd. — H**	10,240,278	7,326,795
Baidu, Inc. — SP ADR**	45,037	10,548,116
China Construction Bank Corp. — H	38,948,257	35,893,106
China Shenhua Energy Co., Ltd. — H	8,366,974	21,686,225
Galaxy Entertainment Group, Ltd.	2,161,113	17,343,451
Inner Mongolia Yili Industrial Group Co., Ltd. — A	3,059,888	15,125,583
JD.com, Inc. — ADR**	417,311	17,285,022
Kweichow Moutai Co., Ltd. — A	180,479	19,330,820
NetEase, Inc. — ADR	11,130	3,840,629
New Oriental Education & Technology Group, Inc. — SP ADR	192,323	18,078,362
Ping An Insurance Group Co. of China, Ltd. — H	3,648,997	37,994,574
Sands China, Ltd.	2,709,003	13,990,832
Shanghai International Airport Co., Ltd. — A	2,759,040	19,070,084
Shenzhou International Group Holdings, Ltd.	1,422,756	13,548,583
Shimao Property Holdings, Ltd.	1,702,361	3,704,172
Silergy Corp.	277,381	6,338,326
Techtronic Industries Co., Ltd.	2,054,320	13,396,853
Tencent Holdings, Ltd.	1,614,564	83,901,903
Tonghua Dongbao Pharmaceutical Co., Ltd. — A	6,163,007	21,663,272
Yum China Holdings, Inc.	314,603	12,590,412

		475,411,279

India — 11.4%
Crompton Greaves Consumer Electricals, Ltd.	700,692	3,024,412
Edelweiss Financial Services, Ltd.	2,217,557	10,318,662
HDFC Bank, Ltd. — ADR	442,901	45,029,745
Indraprastha Gas, Ltd.	2,705,327	14,232,875
Larsen & Toubro, Ltd.	451,841	8,907,273
Maruti Suzuki India, Ltd.	107,911	16,449,422
Motherson Sumi Systems, Ltd.	1,608,367	9,556,589

	Number of Shares	Value (Note A)
Petronet LNG, Ltd.	2,929,159	$11,690,937
Reliance Industries, Ltd.	855,763	12,348,917
State Bank of India	3,625,642	17,603,485
Tata Consultancy Services, Ltd.	525,338	22,232,470
Titan Co., Ltd.	1,168,884	15,715,449
Zee Entertainment Enterprises, Ltd.	1,726,474	15,737,144

		202,847,380

South Korea — 10.1%
Hana Financial Group, Inc.	282,248	13,129,653
Hyundai Marine & Fire Insurance Co., Ltd.	161,789	7,102,969
ING Life Insurance Korea, Ltd.[1]	207,549	10,352,731
Macquarie Korea Infrastructure Fund[2]	750,408	5,782,884
NAVER Corp.	22,339	18,154,154
Netmarble Games Corp.[1]**	30,713	5,407,875
POSCO Chemtech Co., Ltd.	242,199	9,004,269
Samsung Biologics Co., Ltd.[1]**	49,074	17,006,636
Samsung Electronics Co., Ltd.	21,614	51,443,157
Samsung Electronics Co., Ltd. — Pref.	10,524	20,545,663
Shinhan Financial Group Co., Ltd.	155,551	7,177,824
SK Holdings Co., Ltd.	57,852	15,293,182

		180,400,997

Taiwan — 7.0%
Cathay Financial Holding Co., Ltd.	18,102,147	32,544,142
MediaTek, Inc.	901,350	8,904,915
Parade Technologies, Ltd.	532,861	10,546,739
Silicon Motion Technology Corp. — ADR	269,742	14,285,536
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,454,493	57,670,647

		123,951,979

Indonesia — 1.7%
PT Bank Central Asia Tbk	18,524,943	29,902,064
Philippines — 1.6%
BDO Unibank, Inc.	5,379,534	17,673,149
SM Prime Holdings, Inc.	14,573,585	10,947,705

		28,620,854

Thailand — 1.4%
Kasikornbank PCL — NVDR	1,629,815	11,602,242

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
Minor International PCL — NVDR	9,556,301	$12,828,726

		24,430,968

Japan — 0.9%
Keyence Corp.	29,327	16,428,846
Malaysia — 0.9%
Public Bank BHD	3,074,925	15,788,718

Total FAR EAST		1,097,783,085

EUROPE — 13.1%
Russia — 7.5%
Lukoil PJSC — SP ADR	378,485	21,656,912
MMC Norilsk Nickel PJSC — ADR	828,996	15,535,385
Novatek PJSC — SP GDR	94,424	11,349,765
Sberbank of Russia PJSC —SP ADR	3,975,247	67,300,932
X5 Retail Group NV — GDR**	106,195	4,010,985
Yandex NV — A**	425,257	13,927,167

		133,781,146

Turkey — 1.2%
Turkcell Iletisim Hizmetleri AS	5,192,663	21,206,285
France — 1.1%
LVMH Moet Hennessy Louis Vuitton SE	69,240	20,387,186
Greece — 0.9%
Hellenic Telecommunications Organization SA	1,128,207	15,567,264
Switzerland — 0.7%
Nestle SA	147,073	12,647,870
Austria — 0.7%
Erste Group Bank AG	277,721	12,031,000
United Kingdom — 0.5%
HSBC Holdings PLC	874,863	9,058,575
Jersey — 0.5%
Aptiv PLC	100,626	8,536,104

Total EUROPE		233,215,430

SOUTH AMERICA — 10.0%
Brazil — 7.1%
B3 SA — Brasil Bolsa Balcao	1,662,632	11,418,033
Banco Santander Brasil SA	1,218,317	11,709,007
Braskem SA — Pref. A	674,921	8,722,638
Kroton Educacional SA	3,809,614	21,131,982
Lojas Renner SA	836,279	8,947,436
OdontoPrev SA	2,051,937	9,841,825
Raia Drogasil SA	419,640	11,613,443
Telefonica Brasil SA — Pref.	504,170	7,389,812
Vale SA — SP ADR	1,209,824	14,796,148

	Number of Shares	Value (Note A)
Via Varejo SA	1,651,773	$12,185,007
WEG SA	1,196,015	8,693,112

		126,448,443

Peru — 1.5%
Cia de Minas Buenaventura SAA — ADR	1,070,475	15,072,288
Credicorp, Ltd.	53,157	11,026,357

		26,098,645

Argentina — 1.4%
Grupo Financiero Galicia SA — ADR	135,657	8,933,013
MercadoLibre, Inc.	49,725	15,646,469

		24,579,482

Total SOUTH AMERICA		177,126,570

AFRICA — 4.9%
South Africa — 4.6%
Capitec Bank Holdings, Ltd.	138,202	12,264,317
Mr. Price Group, Ltd.	779,730	15,432,005
Naspers, Ltd. — N	116,588	32,519,312
Sasol, Ltd.	275,475	9,533,472
Standard Bank Group, Ltd.	789,945	12,492,272

		82,241,378

Egypt — 0.3%
Commercial International Bank Egypt SAE	1,314,115	5,725,787

Total AFRICA		87,967,165

NORTH AMERICA — 2.3%
Mexico — 2.3%
America Movil SAB de CV — L — SP ADR	495,923	8,505,079
Grupo Financiero Banorte SAB de CV — O	2,578,866	14,155,728
Wal-Mart de Mexico SAB de CV	7,446,872	18,262,590

Total NORTH AMERICA		40,923,397

MIDDLE EAST — 0.6
United Arab Emirates — 0.6%
DP World, Ltd.	405,797	10,144,925

Total MIDDLE EAST		10,144,925

Total EQUITY SECURITIES (Cost $1,220,566,545)		1,647,160,572

TOTAL INVESTMENTS (COST $1,220,566,545)	92.6%	$1,647,160,572
Other Assets In Excess Of Liabilities	7.4%	132,340,034

Net Assets	100.0%	$1,779,500,606

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2017

[1]	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2017, these securities amounted to $32,767,242 or 1.8% of net assets. These 144A securities have not been deemed illiquid.

[2]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.

**	Non-income producing security

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	60.8%
South America	10.0%
Eastern Europe	8.7%
Africa	4.9%
Western Europe	4.4%
North America	2.3%
Japan	0.9%
Middle East	0.6%

Top Ten Holdings*

Tencent Holdings, Ltd.	4.7%
Sberbank of Russia PJSC — SP ADR	3.8%
Alibaba Group Holding, Ltd. — SP ADR	3.3%
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	3.2%
Samsung Electronics Co., Ltd.	2.9%
HDFC Bank, Ltd. — ADR	2.5%
Ping An Insurance Group Co. of China, Ltd. — H	2.1%
China Construction Bank Corp. — H	2.0%
Cathay Financial Holding Co., Ltd.	1.8%
Naspers, Ltd. — N	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2017.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2017

Industry	Percent of Net Assets
Auto Components	1.0%
Automobiles	0.9%
Beverages	1.1%
Capital Markets	1.5%
Chemicals	1.0%
Commercial Banks	20.1%
Computers & Peripherals	4.0%
Construction & Engineering	0.5%
Construction Materials	0.5%
Diversified Consumer Services	2.2%
Diversified Telecommunication Services	1.3%
Electronic Equipment, Instruments & Components	0.9%
Food & Staples Retailing	1.9%
Food Products	1.6%
Gas Utilities	0.8%
Health Care Providers & Services	0.6%
Hotels, Restaurants & Leisure	3.2%
Household Durables	0.9%
Industrial Conglomerates	0.9%

Industry	Percent of Net Assets
Information Technology Services	1.3%
Insurance	6.3%
Internet & Catalog Retail	1.0%
Internet Software & Services	11.5%
Life Sciences Tools & Services	1.0%
Machinery	0.5%
Media	2.7%
Metals & Mining	3.0%
Multiline Retail	0.5%
Oil, Gas & Consumable Fuels	4.4%
Pharmaceuticals	1.2%
Real Estate Management & Development	0.8%
Semiconductors & Semiconductor Equipment	5.5%
Software	0.3%
Specialty Retail	1.6%
Textiles, Apparel & Luxury Goods	2.8%
Transportation Infrastructure	1.6%
Wireless Telecommunication Services	1.7%
Other Assets in Excess of Liabilities	7.4%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned 33.30% for the year ended December 31, 2017. This return underperformed the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), which rose 33.84% for the same period, and the Fund’s secondary benchmark, the MSCI Emerging Markets Index, which advanced 37.28%.

Multiple factors set the stage for another robust year of global equity market performance. Strong economic figures confirmed a pickup in coordinated global growth. At the same time, subdued inflation sustained market expectations of a modest interest rate tightening cycle, while depreciation of the US dollar versus most major currencies further helped encourage risk-on sentiment.

For 2017, at the sector level, key contributions to performance versus the Benchmark came from security selection within the consumer discretionary and consumer staples sectors. In addition, security selection in China, South Africa and Thailand contributed to the Fund’s outperformance.

Beauty Community PCL (Ticker: BEAUTY-R TB) was a significant contributor to returns for 2017. The Thailand-based company retails and distributes cosmetics and skincare products. Growth in sales through retail stores and overseas distributors where promotional expenses declined as well as increased Chinese tourism were primary drivers of performance.

TAL Education Group (Ticker: TAL) made a notable contribution to the Fund’s relative and absolute returns for the year. The China-based company provides after-school tutoring programs for primary and secondary school students. Student enrollment growth, network expansion and strong brand recognition continued to drive performance.

Certain areas detracted from Fund performance during the year. One sector that detracted from the performance of the Fund versus the Benchmark was the industrials sector. In addition, an underweight to and security selection in Taiwan and security selection within South Korea detracted from Fund performance versus the Benchmark.

Hyundai Development Co. — Engineering & Construction (Ticker: 012630 KS) was a significant detractor from Fund performance for the year. The South Korea-based company is mainly engaged in the engineering and construction business. The cyclical downturn in domestic housing negatively impacted the company along with continued government regulation. Additionally, pre-sale volumes were disappointing due to these same factors.

Vieworks Co., Ltd. (Ticker: 100120 KS) was also a detractor from Fund performance for the year. The South Korea-based company develops digital medical imaging solutions. Competition has threatened its digital imaging business as key clients move away from the technology offered by the company.

The Fund uses derivatives primarily to hedge a portion of the portfolio, dampen volatility, and manage downside risk. Derivatives held in the Fund generally consisted of put options on exchange-traded funds (ETFs), currency forwards and swaps. During 2017, the derivative positions, in aggregate, detracted from performance while helping the portfolio realize less volatility than the Benchmark.

We remain positive on the prospects for emerging market equities as an asset class. The case for emerging markets, built on attractive relative valuations, improving profit margins and growth, more disciplined corporate management, and structural reforms, remains intact. Heading into 2018, we remain cognizant of the risk of incrementally higher inflation and are positioning the portfolio in companies that exhibit strong pricing power amid this backdrop.

We thank you for your interest in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Howard Schwab
Lead Portfolio Manager	Portfolio Manager

Rich Thies	Trent DeBruin, CFA
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/17	1 Year	3 Years	5 Years	Since Inception (8/22/11 - 12/31/17)	Since Inception (12/1/08 - 12/31/17)
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	33.30%	2.52%	5.02%	6.01%	12.80%
MSCI Emerging Markets Small Cap Index-N2	33.84%	8.44%	5.41%	5.08%	14.97%
MSCI Emerging Markets Index-N3	37.28%	9.10%	4.35%	5.32%	11.68%

[1]	The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to August 21, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Small Cap Index-Net (MSCI Emerging Markets Small Cap Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

[3]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 94.9%
FAR EAST — 65.8%
India — 22.8%
AU Small Finance Bank, Ltd.[1]**	159,188	$1,663,022
Avenue Supermarts, Ltd.[1]**	72,531	1,342,439
Bharat Electronics, Ltd.	851,406	2,429,730
Bharat Financial Inclusion, Ltd.**	161,589	2,532,158
Britannia Industries, Ltd.	16,867	1,244,462
Cochin Shipyard, Ltd.[1]**	142,163	1,229,692
Crompton Greaves Consumer Electricals, Ltd.	681,560	2,941,832
Dalmia Bharat, Ltd.	49,974	2,511,756
Dilip Buildcon, Ltd.[1]	92,467	1,433,925
Dixon Technologies India, Ltd.**	10,579	694,623
DLF, Ltd.	531,085	2,157,955
Edelweiss Financial Services, Ltd.	330,584	1,538,262
Eris Lifesciences, Ltd.[1]**	104,276	1,297,742
Escorts, Ltd.	167,559	2,067,202
Future Retail, Ltd.**	163,778	1,346,737
Future Supply Chain Solutions, Ltd.[1]**	225,742	2,398,802
India Grid Trust[1,2]	2,995,461	4,409,127
Mahanagar Gas, Ltd.	174,059	2,984,726
Motilal Oswal Financial Services, Ltd.	57,164	1,337,581
MRF, Ltd.	1,197	1,356,960
Page Industries, Ltd.	5,645	2,258,933
PC Jeweller, Ltd.	199,752	1,429,427
Petronet LNG, Ltd.	841,910	3,360,253
Phillips Carbon Black, Ltd.	77,754	1,188,100
Phoenix Mills, Ltd.	222,239	2,182,958
Praxis Home Retail, Ltd.[2,3]**	6,715	—
Quess Corp., Ltd.[1]**	140,000	2,531,526
RBL Bank, Ltd.[1]	292,979	2,341,445
SpiceJet, Ltd.**	652,275	1,491,513
Sterlite Technologies, Ltd.	591,463	2,710,940
United Breweries, Ltd.	80,727	1,364,685
Vakrangee, Ltd.	333,848	2,198,106

		61,976,619

China — 16.0%
Angang Steel Co., Ltd. — H	2,556,000	2,339,146
Bitauto Holdings, Ltd. — ADR[4]**	58,763	1,868,663
China Lodging Group, Ltd. — SP ADR[4]	10,656	1,539,046
China Resources Cement Holdings, Ltd.	3,714,914	2,444,007
China Taiping Insurance Holdings Co., Ltd.	880,200	3,300,954

	Number of Shares	Value (Note A)
CIMC Enric Holdings, Ltd.**	1,135,573	$954,929
Greentown Service Group Co., Ltd.	1,771,864	1,387,945
Haitian International Holdings, Ltd.	468,000	1,407,681
Hangzhou Tigermed Consulting Co., Ltd. — A	652,507	3,525,061
Hua Hong Semiconductor, Ltd.[1]	639,599	1,357,322
Lee & Man Paper Manufacturing, Ltd.	2,727,571	3,225,808
Li Ning Co., Ltd.**	1,689,900	1,369,163
Logan Property Holdings Co., Ltd.	1,988,000	2,055,977
Maanshan Iron & Steel Co., Ltd. — H**	5,671,546	2,678,665
Minth Group, Ltd.	676,000	4,079,612
Silergy Corp.	55,836	1,275,887
TAL Education Group — ADR[4]	90,767	2,696,688
Tonghua Dongbao Pharmaceutical Co., Ltd. — A	922,741	3,243,480
Wuxi Biologics Cayman, Inc.[1]**	490,328	2,742,576

		43,492,610

Taiwan — 8.5%
Accton Technology Corp.	932,031	3,319,901
Airtac International Group	115,526	2,076,933
Ennoconn Corp.	79,000	1,194,617
Gourmet Master Co., Ltd.	234,257	3,424,292
Kingpak Technology, Inc.	211,000	1,967,589
Parade Technologies, Ltd.	165,397	3,273,647
Silicon Motion Technology Corp. — ADR[4]	61,198	3,241,046
Sunny Friend Environmental Technology Co., Ltd.	206,743	1,771,577
TCI Co., Ltd.	141,140	1,361,197
Tong Hsing Electronic Industries, Ltd.	289,219	1,312,047

		22,942,846

Thailand — 6.9%
Beauty Community PCL — NVDR	5,809,648	3,707,907
Esso Thailand PCL — NVDR**	3,916,700	2,115,186
IRPC PCL — NVDR	13,050,845	2,823,211
Land & Houses PCL — NVDR	6,158,179	1,984,071
Minor International PCL — NVDR	2,877,094	3,862,316
Srisawad Corp. PCL — NVDR	975,279	1,952,653
Star Petroleum Refining PCL — NVDR	2,281,695	1,197,207

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
Workpoint Entertainment PCL — NVDR	409,258	$1,057,993

		18,700,544

South Korea — 6.8%
CJ E&M Corp.	21,059	1,921,876
Douzone Bizon Co., Ltd.	37,594	1,169,380
Eugene Technology Co., Ltd.	113,986	2,246,607
ING Life Insurance Korea, Ltd.[1]	39,446	1,967,602
Koh Young Technology, Inc.	14,689	1,131,981
LG Chem, Ltd. — Pref.	10,972	2,551,985
Loen Entertainment, Inc.	12,729	1,337,642
Nasmedia Co., Ltd.	10,460	727,916
POSCO Chemtech Co., Ltd.	59,895	2,226,725
SFA Engineering Corp.	44,513	1,611,208
Tokai Carbon Korea Co., Ltd.	20,243	1,455,991

		18,348,913

Malaysia — 1.7%
AirAsia BHD	1,555,592	1,287,678
Malaysia Airports Holdings BHD	929,500	2,018,855
My EG Services BHD	2,542,286	1,400,864

		4,707,397

Philippines — 1.6%
Metro Pacific Investments Corp.	19,027,401	2,610,931
Security Bank Corp.	329,190	1,657,820

		4,268,751

Indonesia — 1.0%
PT Bank Tabungan Negara Persero Tbk	10,302,799	2,710,963
Vietnam — 0.5%
Vietjet Aviation JSC	206,980	1,338,001

Total FAR EAST		178,486,644

SOUTH AMERICA — 13.9%
Brazil — 10.1%
Arezzo Industria e Comercio SA	83,800	1,381,888
BK Brasil Operacao e Assessoria a Restaurantes SA**	200,000	1,055,139
Bradespar SA — Pref.	393,543	3,407,360
Estacio Participacoes SA	266,500	2,636,800
Iochpe Maxion SA	400,726	2,778,541
Lojas Renner SA	170,807	1,827,482
Magazine Luiza SA	120,200	2,906,890
MRV Engenharia e Participacoes SA	457,500	2,074,342
Nexa Resources SA4**	132,484	2,598,011
OdontoPrev SA	242,332	1,162,311

	Number of Shares	Value (Note A)
Raia Drogasil SA	97,273	$2,692,008
Via Varejo SA	393,300	2,901,345

		27,422,117

Argentina — 2.6%
Grupo Supervielle SA — SP ADR[4]	90,334	2,648,593
Loma Negra Cia Industrial Argentina SA — SP ADR[4]**	78,345	1,805,069
Pampa Energia SA — SP ADR[4]**	19,359	1,302,474
Telecom Argentina SA — SP ADR[4]	36,634	1,341,903

		7,098,039

Uruguay — 1.2%
Arcos Dorados Holdings, Inc. — A4**	294,093	3,043,863

Total SOUTH AMERICA		37,564,019

EUROPE — 6.7%
Poland — 2.9%
Alior Bank SA**	91,794	2,096,446
CCC SA	16,975	1,389,815
Dino Polska SA1**	120,778	2,734,112
Grupa Lotos SA	98,585	1,634,139

		7,854,512

Russia — 1.4%
Evraz PLC	458,436	2,104,451
Globaltrans Investment PLC — SP GDR	192,943	1,811,735

		3,916,186

Netherlands — 1.0%
DP Eurasia NV1,2**	890,000	2,583,507
Turkey — 0.9%
Migros Ticaret AS**	173,635	1,262,467
Tofas Turk Otomobil Fabrikasi AS	139,520	1,215,394

		2,477,861

United Kingdom — 0.5%
BGEO Group PLC	29,458	1,414,713

Total EUROPE		18,246,779

AFRICA — 4.4%
South Africa — 3.7%
AVI, Ltd.	350,221	3,129,556
Barloworld, Ltd.	201,690	2,601,063
Capitec Bank Holdings, Ltd.	17,646	1,565,941
Imperial Holdings, Ltd.	130,516	2,765,283

		10,061,843

Kenya — 0.7%
Safaricom, Ltd.	7,510,810	1,947,786

Total AFRICA		12,009,629

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
MIDDLE EAST — 2.4%
Israel — 1.0%
Frutarom Industries, Ltd.	29,367	$2,755,543
United Arab Emirates — 1.0%
NMC Health PLC	66,839	2,603,496
Pakistan — 0.4%
United Bank, Ltd.	702,883	1,197,290

Total MIDDLE EAST		6,556,329

NORTH AMERICA — 1.7%
United States — 1.2%
Nexteer Automotive Group, Ltd.	1,356,297	3,232,399
Mexico — 0.5%
Infraestructura Energetica Nova SAB de CV	258,813	1,266,259

Total NORTH AMERICA		4,498,658

Total EQUITY SECURITIES (Cost $211,508,744)		257,362,058

PURCHASED PUT OPTIONS — 0.1%
iShares MSCI Emerging Markets Index ETF, Exercise Price $47.00, Notional Amount $23,500,000, Expiration Date January 19, 2018**	5,000	275,000

Total PURCHASED PUT OPTIONS (Premiums paid $280,208)		275,000

TOTAL INVESTMENTS (COST $211,788,952)	95.0%	$257,637,058
Other Assets In Excess Of Liabilities	5.0%	13,508,936

Net Assets	100.0%	$271,145,994

[1]	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2017, these securities amounted to $30,032,839 or 11.1% of net assets. These 144A securities have not been deemed illiquid, unless otherwise noted.

[2]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.

[3]	Investments categorized as Level 3 pricing (See Note A in the Notes to Financial Statements).

[4]	All or a portion of the security is pledged as collateral for derivatives transactions.

**	Non-income producing security

ADR — American Depository Receipt

ETF — Exchange-Traded Fund

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

Regional Weightings(a)(b)

Asia/Far East Ex-Japan	65.8%
South America	13.9%
Eastern Europe	5.2%
Africa	4.4%
Middle East	2.4%
North America	1.7%
Western Europe	1.5%

Top Ten Holdings(a)

India Grid Trust	1.6%
Minth Group, Ltd.	1.5%
Minor International PCL — NVDR	1.4%
Beauty Community PCL — NVDR	1.4%
Hangzhou Tigermed Consulting Co., Ltd. — A	1.3%
Gourmet Master Co., Ltd.	1.3%
Bradespar SA — Pref.	1.3%
Petronet LNG, Ltd.	1.2%
Accton Technology Corp.	1.2%
China Taiping Insurance Holdings Co., Ltd.	1.2%

(a)	All percentages are stated as a percent of net assets at December 31, 2017.

(b)	Excludes purchased options.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2017

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	Republic of Turkey, 11.875%, 1/15/30	$11,250,000	Buy	1.00%	Quarterly	6/20/2022	1.49%	$691,796	$(466,611)	$225,185
Morgan Stanley	Republic of Turkey, 11.875%, 1/15/30	$11,250,000	Buy	1.00%	Quarterly	6/20/2022	1.49%	695,981	(470,797)	225,184

Total Credit Default Swaps								$1,387,777	$(937,408)	$450,369

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Counterparty	Notional Amount	Fixed Rate(1)	Floating Rate Index(1)	Payment Frequency	Expiration Date	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Goldman Sachs	KRW 11,500,000,000	2.21%	3-Month KRW KWCDC	Quarterly	12/22/2027	$—	$(12,446)	$(12,446)

Total Interest Rate Swaps						$—	$(12,446)	$(12,446)

(1)	Fund pays the floating rate and receives the fixed rate.

KRW — South Korean Won

KWCDC — Korean Won 3-month Certificate of Deposit Rate

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2017

Industry	Percent of Net Assets
Aerospace & Defense	0.9%
Air Freight & Logistics	0.9%
Airlines	1.5%
Auto Components	3.2%
Automobiles	0.4%
Beverages	0.5%
Capital Markets	1.1%
Chemicals	2.4%
Commercial Banks	5.8%
Commercial Services & Supplies	1.2%
Communications Equipment	2.2%
Computers & Peripherals	0.4%
Construction & Engineering	0.5%
Construction Materials	3.3%
Consumer Finance	2.3%
Distributors	1.0%
Diversified Consumer Services	2.0%
Diversified Financial Services	0.9%
Diversified Telecommunication Services	0.5%
Electric Utilities	2.1%
Electronic Equipment, Instruments & Components	1.8%
Food & Staples Retailing	3.0%
Food Products	1.6%
Gas Utilities	1.6%
Health Care Providers & Services	1.4%
Hotels, Restaurants & Leisure	5.7%
Household Durables	2.1%

Industry	Percent of Net Assets
Information Technology Services	1.3%
Insurance	1.9%
Internet Software & Services	0.7%
Life Sciences Tools & Services	2.3%
Machinery	3.9%
Media	1.9%
Metals & Mining	4.8%
Multiline Retail	2.2%
Oil, Gas & Consumable Fuels	4.1%
Other	0.1%
Paper & Forest Products	1.2%
Personal Products	0.5%
Pharmaceuticals	1.7%
Professional Services	0.9%
Real Estate Management & Development	3.1%
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	5.2%
Software	0.4%
Specialty Retail	3.0%
Textiles, Apparel & Luxury Goods	2.4%
Trading Companies & Distributors	1.0%
Transportation Infrastructure	0.7%
Wireless Telecommunication Services	0.7%
Other Assets in Excess of Liabilities	5.0%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Frontier Emerging Markets Fund (“Fund”) returned 20.04% for the year ended December 31, 2017.1 This return underperformed the Morgan Stanley Capital International (“MSCI”) Frontier Markets Index (“Benchmark”), which returned 31.86% for the same period.

Multiple factors set the stage for another robust year of global equity market performance. Strong economic figures confirmed a pickup in coordinated global growth. At the same time, subdued inflation sustained market expectations of a modest interest rate tightening cycle, while depreciation of the US dollar versus most major currencies further helped encourage risk-on sentiment. Rising foreign direct investment, structural reforms, and increasing domestic demand supported a number of frontier economies over the course of the year, including Vietnam, Bangladesh, and Argentina.

Over the course of 2017, key contributions to performance versus the Benchmark came from the Fund’s security selection in the industrials sector and an underweight to as well as security selection in the telecommunications sector. In addition, an underweight to Oman and Morocco and security selection in Nigeria contributed to performance.

A notable contribution to the Fund’s return for the year came from holding Airports Corp. of Vietnam JSC (Ticker: ACV VN). The Vietnam-based company invests in, develops, operates and maintains airports. The company has benefitted from increases in various airport charges and its plan to auction off a 20% stake in the company. Positive implications for this sale, particularly to financial investors, would be improved liquidity of the stock and transparency of governance.

GrameenPhone, Ltd. (Ticker: GRAM BD) was a significant contributor to returns during 2017. The Bangladesh-based company develops and distributes telecommunication services. Top line growth and operational efficiency drove strong performance during the year. Specifically, a rebound in voice business and substantial growth in the data business have been primary drivers of performance throughout the year.

Certain areas detracted from Fund performance during the year. Security selection in the materials sector and an underweight to and security selection in the energy sector hurt performance of the Fund relative to the Benchmark. Additionally, an overweight to Pakistan, an underweight to Argentina, and security selection in Vietnam detracted from Fund performance versus the Benchmark.

Lucky Cement, Ltd. (Ticker: LUCK PA) was a significant detractor from the Fund’s performance during 2017. The Pakistan-based company manufactures and delivers cement. With declining net sales and profits in the cement business due to lower sales volumes, the company reported weak results. In the industry more broadly, higher international coal prices combined with downward price pressures drove underperformance across the board.

United Bank, Ltd. (Ticker: UBL PA) was a significant detractor from the Fund’s performance during 2017. The Pakistan-based company provides commercial banking and related services. Political uncertainty in the country regarding corruption investigations targeted at the sitting Prime Minister, a widening current account deficit and foreign exchange concerns drove down the company’s share price. However, fundamentals remain strong with superior margins and solid potential for growth.

We remain positive on the prospects for frontier market equities as an asset class. The maturation of local capital markets, growing domestic demand, and low correlation of the asset class relative to global equity markets support the investment case for frontier markets. Heading into 2018, we see diverging fundamentals across a number of frontier markets and anticipate a strong opportunity for country selection. We continue to see a supportive backdrop for domestic demand and are positioning the portfolio in companies that are positioned to capitalize on this trend and deliver accelerating earnings growth.

We thank you for your interest in the Driehaus Frontier Emerging Markets Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Rich Thies
Lead Portfolio Manager	Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Frontier Emerging Markets Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $250,000 investment (minimum investment) in the Fund since May 4, 2015 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/17	1 Year	Since Inception (5/4/15 - 12/31/17)
Driehaus Frontier Emerging Markets Fund (DRFRX)[1]	20.04%	5.53%
MSCI Frontier Markets Index-N2	31.86%	5.42%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Frontier Markets Index-Net (MSCI Frontier Markets Index-N) provides broad representation of the equity opportunity set in frontier markets while taking investability requirements into consideration within each market. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 89.2%
FAR EAST — 34.1%
Vietnam — 18.1%
Airports Corp. of Vietnam JSC	247,600	$1,182,994
Bank for Foreign Trade of Vietnam JSC	313,906	750,588
Dat Xanh Real Estate Service & Construction JSC	755,320	716,771
Mobile World Investment Corp.	100,000	709,542
Nam Long Investment Corp.	177,123	234,770
Saigon Beer Alcohol Beverage Corp.	46,720	512,893
Saigon Securities, Inc.	715,930	907,956
Viet Capital Securities JSC**	278,030	954,967
Vietjet Aviation JSC	113,856	736,010
Vietnam Dairy Products JSC	82,854	761,079
Vietnam Joint Stock Commercial Bank for Industry and Trade	249,840	266,244
Vietnam National Petroleum Group	147,540	487,274
VNDirect Securities Corp.**	119,710	139,167

		8,360,255

Bangladesh — 13.7%
Beximco Pharmaceuticals, Ltd.	186,632	232,911
BRAC Bank, Ltd.	1,703,776	2,220,491
British American Tobacco Bangladesh Co., Ltd.	10,360	423,692
Delta Brac Housing Finance Corp., Ltd.	496,566	811,938
GrameenPhone, Ltd.	169,450	959,147
IDLC Finance, Ltd.	734,901	753,677
Singer Bangladesh, Ltd.	99,767	234,499
Square Pharmaceuticals, Ltd.	187,469	680,230

		6,316,585

Thailand — 1.5%
Beauty Community PCL — NVDR	1,062,212	677,938
Sri Lanka — 0.8%
Ceylon Cold Stores PLC	56,423	349,161

Total FAR EAST		15,703,939

SOUTH AMERICA — 17.5%
Argentina — 15.4%
Banco Macro SA — ADR	2,794	323,769
Grupo Financiero Galicia SA — ADR	31,106	2,048,330
Grupo Supervielle SA — SP ADR	15,408	451,763
Holcim Argentina SA	125,171	500,684

	Number of Shares	Value (Note A)
IRSA Inversiones y Representaciones SA — SP ADR	22,028	$652,029
Loma Negra Cia Industrial Argentina SA — SP ADR**	29,567	681,224
MercadoLibre, Inc.	3,244	1,020,757
Pampa Energia SA — SP ADR**	8,840	594,755
Telecom Argentina SA — SP ADR	12,505	458,058
YPF SA — SP ADR	16,140	369,767

		7,101,136

Uruguay — 1.2%
Arcos Dorados Holdings, Inc. — A**	55,273	572,076
Brazil — 0.9%
Nexa Resources SA**	19,934	390,906

Total SOUTH AMERICA		8,064,118

AFRICA — 14.8%
Egypt — 5.1%
Egyptian Financial Group- Hermes Holding Co.	238,799	316,429
Ezz Steel**	580,908	670,756
ElSewdy Electric Co.	82,946	697,110
Ghabbour Auto**	1,717,227	427,858
Sidi Kerir Petrochemicals Co.	165,411	229,324

		2,341,477

Nigeria — 3.4%
Dangote Cement PLC	651,669	416,344
Guaranty Trust Bank PLC	5,135,522	581,313
Zenith Bank PLC	8,072,381	574,933

		1,572,590

Kenya — 2.1%
Safaricom, Ltd.	3,662,061	949,686
Morocco — 1.3%
Societe d’Exploitation des Ports	36,183	618,790
Senegal — 1.1%
Sonatel	11,367	488,613
Botswana — 0.8%
Letshego Holdings, Ltd.	2,066,739	395,347
Tanzania — 0.8%
Tanzania Breweries, Ltd.	56,583	352,856
Ghana — 0.2%
FAN Milk, Ltd.**	30,500	119,409

Total AFRICA		6,838,768

MIDDLE EAST — 14.3%
Kuwait — 6.7%
Human Soft Holding Co. KSC	54,290	672,599
Kuwait Finance House KSCP	356,088	679,611

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
National Bank of Kuwait SAKP	709,957	$1,712,554

		3,064,764

Saudi Arabia — 2.3%
Mouwasat Medical Services Co.	9,637	390,074
Samba Financial Group	72,269	449,188
Saudi Co. For Hardware LLC	7,973	235,557

		1,074,819

Jordan — 1.6%
Al-Eqbal Investment Co. PLC	16,473	743,492
United Arab Emirates — 1.6%
Aramex PJSC	166,285	194,684
NMC Health PLC	13,623	530,640

		725,324

Kazakhstan — 1.4%
KazMunaiGas Exploration Production JSC — GDR	49,452	642,876
Pakistan — 0.7%
United Bank, Ltd.	192,393	327,722

Total MIDDLE EAST		6,578,997

EUROPE — 8.5%
Romania — 3.5%
Banca Transilvania	632,058	346,249
BRD-Groupe Societe Generale SA	161,054	534,334
Fondul Proprietatea SA	1,045,673	232,360
Transgaz SA Medias	5,064	500,122

		1,613,065

United Kingdom — 1.7%
BGEO Group PLC	6,756	324,455
KAZ Minerals PLC**	40,643	490,848

		815,303

Georgia — 1.6%
Georgia Healthcare Group PLC[1]**	54,152	259,552
TBC Bank Group PLC	19,964	471,701

		731,253

Estonia — 0.7%
Tallink Grupp AS	209,550	314,285
Switzerland — 0.5%
Ferrexpo PLC	59,408	235,094
Croatia — 0.5%
Valamar Riviera DD	31,887	225,263

Total EUROPE		3,934,263

Total EQUITY SECURITIES (Cost $31,238,586)		41,120,085

	Number of Shares	Value (Note A)
EQUITY CERTIFICATES — 0.2%
FAR EAST — 0.2%
Vietnam — 0.2%
Nam Long Investment Corp.[2]	58,487	$77,523

Total FAR EAST		77,523

Total EQUITY CERTIFICATES (Cost $47,802)		77,523

TOTAL INVESTMENTS (COST $31,286,388)	89.4%	$41,197,608
Other Assets In Excess Of Liabilities	10.6%	4,894,399

Net Assets	100.0%	$46,092,007

[1]	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2017, this security amounted to $259,552 or 0.6% of net assets. This 144A security has not been deemed illiquid.

[2]	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2017, the value of this restricted security amounted to $77,523 or 0.2% of net assets. This restricted security has not been deemed illiquid.

**	Non-income producing security

Additional information on each restricted security is as follows:

Security	Counter- Party	Acquisition Date(s)	Acquisition Cost
Nam Long Investment Corp.	MACQ	05/04/15 to 05/07/15	$47,802

ADR — American Depository Receipt

GDR — Global Depository Receipt

MACQ — Macquarie Capital Group, Ltd.

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2017

Regional Weightings*

Asia/Far East Ex-Japan	34.3%
South America	17.5%
Africa	14.8%
Middle East	14.3%
Eastern Europe	6.3%
Western Europe	2.2%

Top Ten Holdings*

BRAC Bank, Ltd.	4.8%
Grupo Financiero Galicia SA — ADR	4.4%
National Bank of Kuwait SAKP	3.7%
Airports Corp. of Vietnam JSC	2.6%
MercadoLibre, Inc.	2.2%
GrameenPhone, Ltd.	2.1%
Viet Capital Securities JSC	2.1%
Safaricom, Ltd.	2.1%
Saigon Securities, Inc.	2.0%
Delta Brac Housing Finance Corp., Ltd.	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2017.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2017

Industry	Percent of Net Assets
Air Freight & Logistics	0.4%
Airlines	1.6%
Automobiles	0.9%
Beverages	2.6%
Capital Markets	5.0%
Chemicals	0.5%
Commercial Banks	26.2%
Construction Materials	3.5%
Consumer Finance	4.3%
Diversified Consumer Services	1.5%
Diversified Financial Services	0.5%
Diversified Telecommunication Services	2.1%
Electric Utilities	1.3%
Electrical Equipment	1.5%
Food Products	1.9%

Industry	Percent of Net Assets
Health Care Providers & Services	2.6%
Hotels, Restaurants & Leisure	1.7%
Household Durables	0.5%
Internet Software & Services	2.2%
Marine	0.7%
Metals & Mining	3.9%
Oil, Gas & Consumable Fuels	4.3%
Pharmaceuticals	2.0%
Real Estate Management & Development	3.7%
Specialty Retail	3.5%
Tobacco	2.5%
Transportation Infrastructure	3.9%
Wireless Telecommunication Services	4.1%
Other Assets in Excess of Liabilities	10.6%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned 41.44% for the year ended December 31, 2017. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), returned 33.64%.

Entering 2017, we were optimistic that the returns would be much less driven by factor volatility and more by stock selection, as compared to 2016. A strong macro backdrop and relatively uneventful political environment provided exactly that. Over 3% global growth, combined with low inflation, low interest rates, strong wage growth, and improving corporate earnings, was enough to spur very strong equity market returns globally. Remarkably, 2017 will likely be the first year since 2007 that every Organization for Economic Cooperation and Development (OECD) country has had positive real GDP (gross domestic product) growth.

The setup for 2018 appears similar. While the best of the acceleration in growth has likely passed, tax cuts in the United States (and potentially in other global markets) should be supportive.

Over the course of 2017, key contributors to performance versus the Benchmark were the Fund’s holdings in the information technology sector and the industrials sector as compared to the Benchmark. In addition, holdings in Japan, France and Switzerland contributed positively to the performance of the Fund compared to the Benchmark.

Daifuku Co., Ltd. (Ticker: 6383 JP) made significant contributions to the Fund’s return during 2017. The Japan-based company designs, manufactures, installs and provides additional services for logistic systems and material handling equipment. Key drivers of the company’s strong performance were improved capacity utilization, productivity improvement, strong demand and a favorable selling environment.

Air France — KLM (Ticker: AF FP) also made significant contributions to the Fund’s return during 2017. The France-based company provides passenger and air cargo transportation. The airline saw strong traffic increases over the previous year with growth in passenger numbers as well as in total revenues. The cargo segment of the business also had increased revenue.

For 2017, security selection in the financials, energy, and materials sectors detracted from the Fund’s performance versus the Benchmark. At the country level, underweights to India and Taiwan and selection in Belgium and Germany detracted value.

A significant detractor from returns for the year was Aurelius Equity Opportunities SE & Co. KGaA (Ticker: AR4 GY). The Germany-based company acquires companies primarily in the information technology and business services, industrials and chemicals, and lifestyle and consumer goods sectors. Early in the year, its share price tumbled due to an extensive negative note that was published by a short seller in the company. Despite responses from the company and positive comments from other analysts, shares sold off on the news. The company refocused on delivering more transparency to the investment community through asset disposals and other strategies, which raised its stock price, but not back to the prices from earlier in the year.

Bekaert SA (Ticker: BEKB BB) was a notable detractor from the Fund. The Belgium-based company provides steel wire products and coating solutions. The company has been hurt by technology shifts in Asia that have driven down demand for abrasive wire products as well as an inability to pass on raw material price increases in almost all of its businesses.

While the best of the acceleration in growth has likely passed, tax cuts in the United States (and potentially in other global markets) should be supportive in 2018. America, Japan, and the European Union should grow at low single digit rates. In emerging markets, Brazil and Russia have emerged from their latest recessions, and India and China continue to chug along at mid-single digit rates.

Other than adverse political events, the primary risks at this point in the cycle are some combination of central bank error, too much leverage in the system, or misallocation of capital. None of those appear to be on the immediate horizon, but we are watchful. We continue to believe that by investing in quality companies with strong earnings growth, we will deliver superior results over the long term and over full market cycles.

As always, we thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

David Mouser	Daniel Burr	Ryan Carpenter
Portfolio Manager	Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/17	1 Year	3 Years	5 Years	10 Years
Driehaus International Small Cap Growth Fund (DRIOX)[1]	41.44%	14.30%	13.05%	5.39%
MSCI AC World ex USA Small Cap Growth Index-N2	33.64%	12.38%	10.15%	4.24%

[1]	The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index-Net (MSCI AC World ex USA Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance in global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 97.3%
EUROPE — 49.4%
United Kingdom — 16.1%
Abcam PLC	217,334	$3,095,717
Balfour Beatty PLC	1,044,097	4,186,763
Burford Capital, Ltd.	205,446	3,195,445
Clinigen Group PLC	209,511	2,913,568
Croda International PLC	100,196	5,984,758
Dechra Pharmaceuticals PLC	114,818	3,249,244
Dunelm Group PLC	179,698	1,680,135
Fenner PLC	385,246	2,079,255
Rentokil Initial PLC	742,196	3,186,595
Scapa Group PLC	631,875	3,740,950
Sophos Group PLC[1]	466,901	3,593,195
Spirax-Sarco Engineering PLC	25,542	1,938,083
SSP Group PLC	254,247	2,344,540
Stock Spirits Group PLC	494,298	1,793,570
SuperGroup PLC	61,785	1,649,191
Vesuvius PLC	662,609	5,224,579
Worldpay Group PLC[1]	447,296	2,572,680

		52,428,268

Germany — 8.6%
ADO Properties SA1	65,918	3,343,988
Carl Zeiss Meditec AG	54,612	3,391,626
CTS Eventim AG & Co., KGaA	29,485	1,373,530
Fraport AG Frankfurt Airport Services Worldwide	40,094	4,419,076
MTU Aero Engines AG	17,763	3,184,143
Puma SE	7,545	3,286,181
Scout24 AG1	63,514	2,594,850
SGL Carbon SE**	197,773	2,702,815
STRATEC Biomedical AG	20,846	1,621,778
Vapiano SE1**	67,022	1,950,091

		27,868,078

Italy — 4.9%
Azimut Holding SpA	161,062	3,086,197
DiaSorin SpA	17,162	1,523,791
Gima TT SpA[1]**	169,421	3,376,467
Maire Tecnimont SpA	455,782	2,361,378
Moncler SpA	111,285	3,482,330
OVS SpA[1]	305,439	2,035,796

		15,865,959

France — 4.0%
Maisons du Monde SA1	92,622	4,195,240
Mersen SA	53,843	2,412,288
Ste Industrielle d’Aviation Latecoere SA**	241,025	1,651,292
Teleperformance	33,322	4,775,764

		13,034,584

Netherlands — 3.3%
Aalberts Industries NV	98,321	5,001,342
Rhi Magnesita NV**	56,064	2,955,876

	Number of Shares	Value (Note A)
TomTom NV**	281,403	$2,787,221

		10,744,439

Sweden — 2.5%
Com Hem Holding AB	241,138	3,686,253
Saab AB — B	55,781	2,713,196
SAS AB**	625,016	1,622,904

		8,022,353

Switzerland — 2.1%
Bobst Group SA	12,669	1,684,953
Bucher Industries AG	12,844	5,219,584

		6,904,537

Luxembourg — 2.0%
APERAM SA	46,913	2,416,179
B&M European Value Retail SA	706,695	4,041,747

		6,457,926

Austria — 1.5%
BUWOG AG**	79,957	2,758,163
FACC AG**	94,827	1,968,925

		4,727,088

Denmark — 1.4%
Christian Hansen Holding AS	27,703	2,598,538
FLSmidth & Co., AS	35,243	2,052,202

		4,650,740

Portugal — 1.4%
Mota-Engil SGPS SA	1,047,722	4,604,777
Norway — 1.2%
Sbanken ASA[1]	238,039	2,348,325
Wallenius Wilhelmsen Logistics**	234,801	1,694,390

		4,042,715

Spain — 0.4%
Tubacex SA**	364,660	1,465,746

Total EUROPE		160,817,210

FAR EAST — 32.4%
Japan — 24.1%
Asahi Intecc Co., Ltd.	84,330	2,903,931
Daifuku Co., Ltd.	20,041	1,092,094
Fuji Electric Co., Ltd.	467,147	3,519,927
Furukawa Electric Co., Ltd.	25,186	1,242,815
Ichikoh Industries, Ltd.	527,641	4,696,906
Itochu Techno-Solutions Corp.	102,924	4,466,815
Koito Manufacturing Co., Ltd.	49,223	3,459,917
Kose Corp.	30,902	4,824,195
Kusuri no Aoki Holdings Co., Ltd.	52,050	2,757,830
M&A Capital Partners Co., Ltd.**	58,863	3,850,191

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
Minebea Mitsumi, Inc.	134,891	$2,828,910
Miura Co., Ltd.	133,909	3,601,014
NET One Systems Co., Ltd.	228,584	3,513,712
Nichias Corp.	140,508	1,871,777
Nifco, Inc.	35,698	2,436,367
Nihon M&A Center, Inc.	31,692	1,510,415
NOK Corp.	111,600	2,605,898
PALTAC Corp.	53,643	2,447,083
Rohm Co., Ltd.	45,011	4,985,465
Ryohin Keikaku Co., Ltd.	9,985	3,110,482
Seria Co., Ltd.	29,717	1,793,438
Start Today Co., Ltd.	62,528	1,900,674
Tadano, Ltd.	198,545	3,296,895
TechnoPro Holdings, Inc.	75,649	4,108,914
Tokai Carbon Co., Ltd.	209,920	2,598,965
Tokyo Tatemono Co., Ltd.	210,212	2,839,518

		78,264,148

Australia — 3.0%
ALS, Ltd.	366,561	1,999,205
Bapcor, Ltd.	642,904	2,834,187
NEXTDC, Ltd.**	1,074,889	5,032,095

		9,865,487

China — 2.8%
China Railway Signal & Communication Corp., Ltd. — H1	2,798,226	2,191,920
CIMC Enric Holdings, Ltd.**	1,970,916	1,657,387
GDS Holdings, Ltd. — ADR**	137,052	3,087,782
Haier Electronics Group Co., Ltd.	790,680	2,165,734

		9,102,823

South Korea — 1.1%
Hotel Shilla Co., Ltd.	16,753	1,328,597
Koh Young Technology, Inc.	30,404	2,343,029

		3,671,626

Taiwan — 0.5%
Kingpak Technology, Inc.	190,984	1,780,939
Philippines — 0.5%
Metro Pacific Investments Corp.	11,183,384	1,534,579
Indonesia — 0.4%
PT Bumi Serpong Damai Tbk	9,833,519	1,232,134

Total FAR EAST		105,451,736

NORTH AMERICA — 11.7%
Canada — 9.8%
Air Canada**	216,059	4,448,375
CAE, Inc.	229,368	4,260,734

	Number of Shares	Value (Note A)
Canada Goose Holdings, Inc.**	117,458	$3,706,975
CES Energy Solutions Corp.	704,488	3,659,751
Kelt Exploration, Ltd.**	314,685	1,799,988
Kirkland Lake Gold, Ltd.	123,434	1,892,262
Martinrea International, Inc.	214,691	2,739,573
Parex Resources, Inc.**	213,344	3,082,201
Parkland Fuel Corp.	160,086	3,419,498
Trican Well Service, Ltd.**	890,707	2,891,078

		31,900,435

United States — 1.4%
Nexteer Automotive Group, Ltd.	855,039	2,037,774
Samsonite International SA	551,314	2,533,285

		4,571,059

Mexico — 0.5%
Promotora y Operadora de Infraestructura SAB de CV	171,814	1,697,562

Total NORTH AMERICA		38,169,056

SOUTH AMERICA — 3.1%
Brazil — 2.4%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	265,691	1,058,887
Fibria Celulose SA	90,165	1,300,653
Gol Linhas Aereas Inteligentes SA — Pref.**	521,565	2,295,634
Marcopolo SA — Pref.	1,347,768	1,621,173
Randon SA Implementos e Participacoes — Pref.	693,334	1,498,660

		7,775,007

Uruguay — 0.7%
Arcos Dorados Holdings, Inc. — A**	222,013	2,297,835

Total SOUTH AMERICA		10,072,842

AFRICA — 0.7%
South Africa — 0.7%
Clicks Group, Ltd.	147,762	2,163,195

Total AFRICA		2,163,195

Total EQUITY SECURITIES (Cost $256,752,586)		316,674,039

TOTAL INVESTMENTS (COST $256,752,586)	97.3%	$316,674,039
Other Assets In Excess Of Liabilities	2.7%	8,687,406

Net Assets	100.0%	$325,361,445

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2017

[1]	144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2017, these securities amounted to $28,202,552 or 8.7% of net assets. These 144A securities have not been deemed illiquid.

**	Non-income producing security

ADR — American Depository Receipt

Regional Weightings*

Western Europe	49.4%
Japan	24.1%
North America	11.7%
Asia/Far East Ex-Japan	8.3%
South America	3.1%
Africa	0.7%

Top Ten Holdings*

Croda International PLC	1.8%
Vesuvius PLC	1.6%
Bucher Industries AG	1.6%
NEXTDC, Ltd.	1.5%
Aalberts Industries NV	1.5%
Rohm Co., Ltd.	1.5%
Kose Corp.	1.5%
Teleperformance	1.5%
Ichikoh Industries, Ltd.	1.4%
Mota-Engil SGPS SA	1.4%

*	All percentages are stated as a percent of net assets at December 31, 2017.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2017

Industry	Percent of Net Assets
Aerospace & Defense	4.2%
Airlines	2.6%
Auto Components	5.5%
Beverages	0.6%
Biotechnology	1.0%
Building Products	0.6%
Capital Markets	3.1%
Chemicals	4.6%
Commercial Banks	0.7%
Commercial Services & Supplies	1.0%
Construction & Engineering	4.1%
Construction Materials	0.9%
Distributors	1.6%
Diversified Financial Services	0.5%
Diversified Telecommunication Services	1.1%
Electrical Equipment	3.0%
Electronic Equipment, Instruments & Components	1.2%
Energy Equipment & Services	2.0%
Food & Staples Retailing	1.5%
Health Care Equipment & Supplies	2.9%
Hotels, Restaurants & Leisure	2.0%
Household Durables	1.9%

Industry	Percent of Net Assets
Information Technology Services	4.2%
Internet & Catalog Retail	0.6%
Internet Software & Services	2.3%
Life Sciences Tools & Services	0.9%
Machinery	12.3%
Marine	0.5%
Media	0.4%
Metals & Mining	1.8%
Multiline Retail	2.7%
Oil, Gas & Consumable Fuels	2.6%
Paper & Forest Products	0.4%
Personal Products	1.5%
Pharmaceuticals	1.0%
Professional Services	3.8%
Real Estate Management & Development	3.1%
Semiconductors & Semiconductor Equipment	2.3%
Software	1.1%
Specialty Retail	2.7%
Textiles, Apparel & Luxury Goods	4.6%
Transportation Infrastructure	1.9%
Other Assets in Excess of Liabilities	2.7%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Micro Cap Growth Fund (“Fund”) returned 24.30% for the year ended December 31, 2017. This return was above the performance of the Fund’s benchmark, the Russell Microcap® Growth Index (the “Benchmark”), which returned 16.65% for the same period.

The current macroeconomic environment has improved markedly over the past year with the US and most parts of the globe benefitting from synchronized global economic growth. This positive backdrop is conducive to rising earnings and provides fundamental support for the recent market gains. Many economic indicators have seen a sharp acceleration. The majority of recent US macro data (initial jobless claims, personal income, Purchasing Manager’s Index (PMI), business and consumer confidence, durable goods, housing starts, etc.) support the prospect for sustained growth into 2018.

One of the most significant and positive changes over the past year has been the reining in and rolling back of countless federal regulations. This is a major reason for the acceleration in economic growth in the past year. The pace of deregulation can be measured by the massive reduction in the pages of the Federal Register and it is frequently cited as a primary driver (along with taxes) for the multi-year highs in small business and CEO optimism.

For the year 2017, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology and health care sectors.

Loxo Oncology, Inc. (Ticker: LOXO) was the top contributor to Fund performance for the period. The biopharmaceutical company develops medicines for patients with genetically defined cancers. Strong preliminary results of clinical trials released earlier in the year drove major gains for the stock. Their product, lartrectinib, is expected to reach markets in the US in 2018 and results showed that seventeen different types of cancer responded to treatment. Later in the year, the company announced a partnership with Bayer to develop and commercialize lartrectinib, which will allow Loxo to reach more patients as well as continue to develop new therapies.

SMART Global Holdings, Inc. (Ticker: SGH) also contributed to the Fund’s performance for the period. The company designs, manufactures, and supplies specialty memory solutions for desktops, notebooks, servers and smartphones. Due to economic recovery in Brazil, the company, which is the largest memory solution provider in Brazil, was able to increase share and grow revenues throughout the year. Mobile memory and specialty memory growth also added to the company’s strong performance.

During the period, the two sectors that detracted the most value from Fund performance versus the Benchmark were selections within the energy and financials sectors.

A holding that detracted from the Fund’s return during the period was Fairmount Santrol Holdings, Inc. (Ticker: FMSA). The company supplies sand-based proppants for use in hydraulic fracturing operations and sand products for use in various industries. Revenues did not meet investor expectations and growth fell behind its peers. Shifts in techniques by end users caused a mismatch with the company’s product mix and contributed to its lackluster performance.

Seacoast Banking Corporation of Florida (Ticker: SBCF) was also a detractor to the Fund’s returns for the period. The company provides a full range of banking and investment services. Its stock lagged during the middle of the year as interest rates and the yield curve were unfavorable for the banking sector. We eliminated the position from the portfolio in favor of other ideas in other sectors and did not hold it later in the year when the stock rallied.

As we enter 2018, most key economic statistics and indicators are trending positively, with many at new cycle highs. The economic expansion is boosting most industries and most parts of the economy. The synchronized global growth backdrop is healthy and provides a bullish environment for equities. Tax cuts are incrementally boosting earnings (and helping valuations) and deregulation is helping business optimism. The Federal Reserve Chair will transition to Jerome (Jay) Powell but the Fed’s accommodative monetary policy is expected to remain status quo.

Naturally, there are risks that could disrupt these positive conditions. The pace of growth could tip inflation higher causing the Fed to get more aggressive with rates, ruining the current positive interplay between growth, inflation and rates. With the Fed raising rates, if the long end of the treasury yield curve does not rise greater than the short end, the shape of the yield curve could flatten further. Trump’s trade and immigration rhetoric could move from potential risks to actual policies with uncertain outcomes. Terrorism and the war of words with North Korea could also result in dangerous scenarios. Finally, a deceleration in economic growth or earnings, even if short-term, could cause a correction in equities and an increase in volatility. We have a sanguine outlook regarding all these risks, but market scares and resulting corrections are natural market events and volatility is likely to pick up after record low levels in 2017.

Thank you for your interest in the Driehaus Micro Cap Growth Fund. We appreciate your confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Micro Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/17	1 Year	3 Years	Since Inception (11/18/13 - 12/31/17)	5 Years	10 Years
Driehaus Micro Cap Growth Fund (DMCRX)[1]	24.30%	13.34%	13.62%	20.47%	9.78%
Russell Microcap® Growth Index[2]	16.65%	6.22%	7.33%	13.82%	7.23%

[1]	The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for periods prior to November 18, 2016, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the micro cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate microcap growth manager's opportunity set.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 99.8%
HEALTH CARE — 24.8%
Biotechnology — 10.7%
Adamas Pharmaceuticals, Inc.**	79,823	$2,705,201
Argenx SE — ADR**	40,528	2,558,938
Array BioPharma, Inc.**	496,565	6,356,032
Audentes Therapeutics, Inc.**	70,252	2,195,375
Blueprint Medicines Corp.**	53,657	4,046,274
Catalyst Pharmaceuticals, Inc.**	390,359	1,526,304
Clementia Pharmaceuticals, Inc.**	149,721	2,841,705
Global Blood Therapeutics, Inc.**	77,283	3,041,086
Loxo Oncology, Inc.**	75,654	6,368,554
Natera, Inc.**	196,872	1,769,879
Ovid Therapeutics, Inc.**	100,943	996,307

		34,405,655

Health Care Equipment & Supplies — 8.8%
AxoGen, Inc.**	221,405	6,265,761
CryoLife, Inc.**	82,916	1,587,841
Inogen, Inc.**	38,185	4,547,070
iRhythm Technologies, Inc.**	75,829	4,250,215
LeMaitre Vascular, Inc.	41,593	1,324,321
OrthoPediatrics Corp.**	148,636	2,852,325
Sientra, Inc.**	115,466	1,623,452
Tactile Systems Technology, Inc.**	209,032	6,057,747

		28,508,732

Pharmaceuticals — 3.9%
Aclaris Therapeutics, Inc.**	59,640	1,470,722
Aerie Pharmaceuticals, Inc.**	22,036	1,316,651
Foamix Pharmaceuticals, Ltd.[1]**	203,395	1,222,404
Intersect ENT, Inc.**	66,708	2,161,339
MyoKardia, Inc.**	69,187	2,912,773
Optinose, Inc.**	85,239	1,611,017
Zogenix, Inc.**	47,441	1,900,012

		12,594,918

Health Care Technology — 0.8%
Vocera Communications, Inc.**	83,652	2,527,963
Health Care Providers & Services — 0.6%
Teladoc, Inc.**	53,599	1,867,925

Total HEALTH CARE		79,905,193

INFORMATION TECHNOLOGY — 22.2%
Software — 6.9%
Altair Engineering, Inc. — A**	160,849	3,847,508
Asure Software, Inc.**	172,609	2,437,239
Everbridge, Inc.**	159,073	4,727,650

	Number of Shares	Value (Note A)
ForeScout Technologies, Inc.**	85,975	$2,741,743
Materialise NV — ADR**	105,591	1,342,062
Talend SA — ADR**	38,515	1,443,542
Upland Software, Inc.**	88,434	1,915,480
Varonis Systems, Inc.**	76,739	3,725,678

		22,180,902

Semiconductors & Semiconductor Equipment — 5.7%
Adesto Technologies Corp.**	323,304	2,085,311
AXT, Inc.**	146,340	1,273,158
Ichor Holdings, Ltd.**	42,465	1,044,639
Nova Measuring Instruments, Ltd.**	60,996	1,580,406
Silicon Motion Technology Corp. — ADR	35,203	1,864,351
SMART Global Holdings, Inc.**	199,418	6,720,387
SolarEdge Technologies, Inc.**	102,047	3,831,865

		18,400,117

Internet Software & Services — 5.6%
Five9, Inc.**	149,237	3,713,017
GTT Communications, Inc.**	134,852	6,331,301
Internap Corp.**	119,320	1,874,517
Mimecast, Ltd.**	101,292	2,904,042
Q2 Holdings, Inc.**	45,369	1,671,848
QuinStreet, Inc.**	176,159	1,476,212

		17,970,937

Information Technology Services — 1.9%
Everi Holdings, Inc.**	393,818	2,969,388
Virtusa Corp.**	70,523	3,108,654

		6,078,042

Communications Equipment — 1.5%
CalAmp Corp.**	35,888	769,080
RADCOM, Ltd.**	95,483	1,895,338
Silicom, Ltd.	32,609	2,286,217

		4,950,635

Electronic Equipment, Instruments & Components — 0.4%
Control4 Corp.**	44,943	1,337,504
Computers & Peripherals — 0.2%
USA Technologies, Inc.**	82,490	804,278

Total INFORMATION TECHNOLOGY		71,722,415

CONSUMER DISCRETIONARY — 17.5%
Hotels, Restaurants & Leisure — 3.9%
Bluegreen Vacations Corp.	112,213	2,049,009
Century Casinos, Inc.**	266,000	2,428,580
Eldorado Resorts, Inc.**	147,707	4,896,487
Golden Entertainment, Inc.**	64,772	2,114,806

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
Monarch Casino & Resort, Inc.**	23,488	$1,052,732

		12,541,614

Leisure Equipment & Products — 3.0%
Callaway Golf Co.	256,977	3,579,690
Malibu Boats, Inc. — A**	132,987	3,953,703
MCBC Holdings, Inc.**	99,472	2,210,268

		9,743,661

Textiles, Apparel & Luxury Goods — 2.3%
Crocs, Inc.**	239,549	3,027,899
G-III Apparel Group, Ltd.**	70,833	2,613,029
Movado Group, Inc.	52,669	1,695,942

		7,336,870

Specialty Retail — 2.0%
Boot Barn Holdings, Inc.**	77,300	1,283,953
Citi Trends, Inc.	42,542	1,125,661
Conn’s, Inc.**	81,463	2,896,010
Lumber Liquidators Holdings, Inc.**	40,935	1,284,950

		6,590,574

Auto Components — 1.7%
Modine Manufacturing Co.**	166,509	3,363,482
Stoneridge, Inc.**	93,585	2,139,353

		5,502,835

Household Durables — 1.6%
SodaStream International, Ltd.**	27,187	1,912,334
William Lyon Homes — A**	58,401	1,698,301
ZAGG, Inc.**	83,555	1,541,590

		5,152,225

Automobiles — 1.6%
Winnebago Industries, Inc.	92,172	5,124,763
Diversified Consumer Services — 1.4%
Career Education Corp.**	91,262	1,102,445
Chegg, Inc.**	207,212	3,381,700

		4,484,145

Total CONSUMER DISCRETIONARY		56,476,687

INDUSTRIALS — 16.4%
Machinery — 3.9%
Altra Industrial Motion Corp.	32,860	1,656,144
Columbus McKinnon Corp.	51,198	2,046,896
Energy Recovery, Inc.**	189,087	1,654,511
Federal Signal Corp.	84,600	1,699,614
Kadant, Inc.	20,293	2,037,417
NN, Inc.	56,504	1,559,510
Spartan Motors, Inc.	113,782	1,792,066

		12,446,158

Trading Companies & Distributors — 3.1%
Foundation Building Materials, Inc.**	198,072	2,929,485

	Number of Shares	Value (Note A)
GMS, Inc.**	79,740	$3,001,414
H&E Equipment Services, Inc.	51,566	2,096,158
SiteOne Landscape Supply, Inc.**	25,076	1,923,329

		9,950,386

Building Products — 3.0%
NCI Building Systems, Inc.**	123,754	2,388,452
Patrick Industries, Inc.**	72,792	5,055,404
PGT Innovations, Inc.**	140,387	2,365,521

		9,809,377

Aerospace & Defense — 1.4%
Kratos Defense & Security Solutions, Inc.**	149,798	1,586,361
Mercury Systems, Inc.**	60,396	3,101,335

		4,687,696

Air Freight & Logistics — 1.3%
Air Transport Services Group, Inc.**	108,398	2,508,330
Atlas Air Worldwide Holdings, Inc.**	26,490	1,553,638

		4,061,968

Road & Rail — 1.2%
Saia, Inc.**	55,845	3,951,034
Construction & Engineering — 1.2%
NV5 Global, Inc.**	27,225	1,474,234
Sterling Construction Co., Inc.**	147,515	2,401,544

		3,875,778

Commercial Services & Supplies — 0.8%
Casella Waste Systems, Inc. — A**	113,317	2,608,557
Marine — 0.5%
Star Bulk Carriers Corp.**	137,456	1,547,755

Total INDUSTRIALS		52,938,709

FINANCIALS — 7.9%
Commercial Banks — 4.1%
Live Oak Bancshares, Inc.	176,210	4,202,609
Preferred Bank/Los Angeles CA	68,432	4,022,433
Seacoast Banking Corp. of Florida**	65,856	1,660,230
TriState Capital Holdings, Inc.**	64,385	1,480,855
Triumph Bancorp, Inc.**	61,809	1,946,984

		13,313,111

Thrifts & Mortgage Finance — 2.4%
Meta Financial Group, Inc.	28,194	2,612,174
NMI Holdings, Inc. — A**	180,858	3,074,586
Sterling Bancorp, Inc.**	170,091	2,160,156

		7,846,916

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
Real Estate Investment Trust — 0.8%
Monmouth Real Estate Investment Corp.	143,253	$2,549,903
Insurance — 0.6%
Kinsale Capital Group, Inc.	41,961	1,888,245

Total FINANCIALS		25,598,175

CONSUMER STAPLES — 3.9%
Food Products — 2.1%
Calavo Growers, Inc.	34,255	2,891,122
Freshpet, Inc.**	209,458	3,969,229

		6,860,351

Beverages — 1.1%
MGP Ingredients, Inc.	43,394	3,336,131
Personal Products — 0.4%
Medifast, Inc.	17,524	1,223,350
Food & Staples Retailing — 0.3%
The Chefs’ Warehouse, Inc.**	52,391	1,074,015

Total CONSUMER STAPLES		12,493,847

ENERGY — 3.5%
Energy Equipment & Services — 2.6%
Keane Group, Inc.**	96,180	1,828,382
ProPetro Holding Corp.**	93,716	1,889,315
Solaris Oilfield Infrastructure, Inc. — A**	213,021	4,560,780

		8,278,477

Oil, Gas & Consumable Fuels — 0.9%
GasLog, Ltd.	45,853	1,020,229
Ring Energy, Inc.**	148,636	2,066,040

		3,086,269

Total ENERGY		11,364,746

	Number of Shares	Value (Note A)
MATERIALS — 2.4%
Chemicals — 2.1%
AdvanSix, Inc.**	38,282	$1,610,524
Ferro Corp.**	94,089	2,219,560
KMG Chemicals, Inc.	44,149	2,917,366

		6,747,450

Metals & Mining — 0.3%
Schnitzer Steel Industries, Inc. — A	29,781	997,664

Total MATERIALS		7,745,114

TELECOMMUNICATION SERVICES — 1.2%
Wireless Telecommunication Services — 1.2%
Boingo Wireless, Inc.**	165,289	3,719,002

Total TELECOMMUNICATION SERVICES		3,719,002

Total EQUITY SECURITIES (Cost $236,814,985)		321,963,888

TOTAL INVESTMENTS (COST $236,814,985)	99.8%	$321,963,888
Other Assets In Excess Of Liabilities	0.2%	568,964

Net Assets	100.0%	$322,532,852

[1]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.

**	Non-income producing security

ADR — American Depository Receipt

Top Ten Holdings*

SMART Global Holdings, Inc.	2.1%
Loxo Oncology, Inc.	2.0%
Array BioPharma, Inc.	2.0%
GTT Communications, Inc.	2.0%
AxoGen, Inc.	1.9%
Tactile Systems Technology, Inc.	1.9%
Winnebago Industries, Inc.	1.6%
Patrick Industries, Inc.	1.6%
Eldorado Resorts, Inc.	1.5%
Everbridge, Inc.	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2017.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2017

Industry	Percent of Net Assets
Aerospace & Defense	1.4%
Air Freight & Logistics	1.3%
Auto Components	1.7%
Automobiles	1.6%
Beverages	1.1%
Biotechnology	10.7%
Building Products	3.0%
Chemicals	2.1%
Commercial Banks	4.1%
Commercial Services & Supplies	0.8%
Communications Equipment	1.5%
Computers & Peripherals	0.2%
Construction & Engineering	1.2%
Diversified Consumer Services	1.4%
Electronic Equipment, Instruments & Components	0.4%
Energy Equipment & Services	2.6%
Food & Staples Retailing	0.3%
Food Products	2.1%
Health Care Equipment & Supplies	8.8%
Health Care Providers & Services	0.6%
Health Care Technology	0.8%
Hotels, Restaurants & Leisure	3.9%

Industry	Percent of Net Assets
Household Durables	1.6%
Information Technology Services	1.9%
Insurance	0.6%
Internet Software & Services	5.6%
Leisure Equipment & Products	3.0%
Machinery	3.9%
Marine	0.5%
Metals & Mining	0.3%
Oil, Gas & Consumable Fuels	0.9%
Personal Products	0.4%
Pharmaceuticals	3.9%
Real Estate Investment Trust	0.8%
Road & Rail	1.2%
Semiconductors & Semiconductor Equipment	5.7%
Software	6.9%
Specialty Retail	2.0%
Textiles, Apparel & Luxury Goods	2.3%
Thrifts & Mortgage Finance	2.4%
Trading Companies & Distributors	3.1%
Wireless Telecommunication Services	1.2%
Other Assets in Excess of Liabilities	0.2%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Small Cap Growth Fund (“Fund”) Investor class (DVSMX) returned 18.18% and Institutional class (DNSMX) returned 18.28% for the period from inception on August 21, 2017 through December 31, 2017.1 This return was above the performance of the Fund’s benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned 14.80% for the same period.

The current macroeconomic environment has improved markedly over the past year with the US and most parts of the globe benefitting from synchronized global economic growth. This positive backdrop is conducive to rising earnings and provides fundamental support for the recent market gains. Many economic indicators have seen a sharp acceleration. The majority of recent US macro data (initial jobless claims, personal income, Purchasing Manager’s Index (PMI), business and consumer confidence, durable goods, housing starts, etc.) support the prospect for sustained growth into 2018.

One of the most significant and positive changes over the past year has been the reining in and rolling back of countless federal regulations. This is a major reason for the acceleration in economic growth in the past year. The pace of deregulation can be measured by the massive reduction in the pages of the Federal Register and it is frequently cited as a primary driver (along with taxes) for the multi-year highs in small business and CEO optimism.

For the year 2017, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology and telecommunication services sectors.

Roku, Inc. (Ticker: ROKU) was one of the top contributors to the Fund’s absolute performance for the period. Roku provides a streaming platform for television. The company has continued to add accounts and grow the number of hours streamed throughout the year. As the company’s licensed products, such as Roku TV, gain traction, engagement and revenues continue to increase and drive the company’s performance.

GTT Communications, Inc. (Ticker: GTT) also contributed to the Fund’s performance for the period. The company provides cloud networking services for multinational clients. Company performance in 2017 was driven by a year of strong organic growth and acquisitions. Early in the year, the company acquired Hibernia, which added scale and depth to GTT’s portfolio with a strategic transatlantic fiber network. Throughout the rest of the year, the company continued to exceed investor expectations.

During the period, the two sectors that detracted the most value from Fund performance versus the Benchmark were selections within the health care and financials sectors.

A holding in the health care sector that detracted from the Fund’s return during the period was Tactile Systems Technology, Inc. (Ticker: TCMD). The company develops and provides medical devices for the treatment of chronic diseases at home. There were some concerns regarding the company’s realignment of its salesforce, which caused a smaller than usual positive revenue surprise for the September quarter, and impacted its share price.

Euronet Worldwide, Inc. (Ticker: EEFT) was also a notable detractor to the Fund’s returns for the period. The company provides electronic payment and transaction processing solutions for financial institutions. Uncertainty surrounding European Commission regulations for the company’s ATM dynamic currency conversion business led to a selloff of the stock. The overhang from this ongoing European Commission pursuit of new or improved rules for the category remains a risk for the company.

As we enter 2018, looking at a wide number of economic indicators, the current strong macro environment appears sustainable. Credit conditions are benign. Most key economic statistics and indicators are trending positively, with many at new cycle highs. The economic expansion is boosting most industries and most parts of the economy. The synchronized global growth backdrop is healthy and provides a bullish environment for equities. Tax cuts are incrementally boosting earnings (and helping valuations) and deregulation is helping business optimism. The Federal Reserve Chair will transition to Jerome (Jay) Powell but the Fed’s accommodative monetary policy is expected to remain status quo.

Naturally, there are risks that could disrupt these positive conditions. The pace of growth could tip inflation higher causing the Fed to get more aggressive with rates, ruining the current positive interplay between growth, inflation and rates. With the Fed raising rates, if the long end of the treasury yield curve does not rise greater than the short end, the shape of the yield curve could flatten further. Trump’s trade and immigration rhetoric could move from potential risks to actual policies with uncertain outcomes. Terrorism and the war of words with North Korea could also result in dangerous scenarios. Finally, a deceleration in economic growth or earnings, even if short-term, could cause a correction in equities and an increase in volatility. We have a sanguine outlook regarding all these risks, but market scares and resulting corrections are natural market events and volatility is likely to pick up after record low levels in 2017.

Thank you for your interest in the Driehaus Small Cap Growth Fund. We appreciate your confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only	Including Predecessor Partnership
Average Annual Total Returns as of 12/31/17	Since Inception (8/21/17 - 12/31/17)	1 Year	3 Years	5 Years	10 Years
Driehaus Small Cap Growth Fund - Investor Class (DVSMX)[1]	18.18%	30.65%	13.48%	18.85%	8.17%
Driehaus Small Cap Growth Fund - Institutional Class (DNSMX)[1]	18.28%	30.76%	13.51%	18.87%	8.18%
Russell 2000® Growth Index[2]	14.80%	22.17%	10.28%	15.21%	9.19%

[1]	The Driehaus Small Cap Growth Fund (“the Fund”) performance shown above includes the performance of the Driehaus Institutional Small Cap, L.P. (the “Predecessor Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Partnership was managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Partnership’s assets together with the assets of the Driehaus Institutional Small Cap Recovery Fund, L.P., Driehaus Small Cap Recovery Fund, L.P. and Driehaus Small Cap Investors, L.P. (together, the “Limited Partnerships”) on August 21, 2017. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The performance of the Predecessor Partnership is shown here because it has been in operation the longest. The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Partnership’s performance has not been restated to reflect estimated expenses applicable to each class of shares of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The performance data includes reinvested dividends. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 99.9%
INFORMATION TECHNOLOGY — 24.8%
Internet Software & Services — 9.0%
Alarm.com Holdings, Inc.**	5,496	$207,474
ANGI Homeservices, Inc. — A**	16,139	168,814
Cargurus, Inc.**	6,790	203,564
Envestnet, Inc.**	7,292	363,506
Five9, Inc.**	14,171	352,574
GrubHub, Inc.**	4,658	334,444
GTT Communications, Inc.**	15,538	729,509
Mimecast, Ltd.**	9,589	274,917
Nutanix, Inc. — A**	19,874	701,155
Q2 Holdings, Inc.**	7,103	261,746

		3,597,703

Software — 7.9%
Altair Engineering, Inc. — A**	18,906	452,232
Everbridge, Inc.**	11,321	336,460
ForeScout Technologies, Inc.**	9,685	308,855
Materialise NV — ADR**	9,467	120,326
Proofpoint, Inc.**	3,788	336,412
RingCentral, Inc. — A**	16,745	810,458
Varonis Systems, Inc.**	6,437	312,516
Zendesk, Inc.**	5,930	200,671
Zynga, Inc. — A**	73,177	292,708

		3,170,638

Semiconductors & Semiconductor Equipment — 5.0%
Monolithic Power Systems, Inc.	1,723	193,596
Silicon Motion Technology Corp. — ADR	4,345	230,111
SMART Global Holdings, Inc.**	17,922	603,971
SolarEdge Technologies, Inc.**	12,084	453,754
Tower Semiconductor, Ltd.**	15,426	525,718

		2,007,150

Information Technology Services — 1.9%
EPAM Systems, Inc.**	7,135	766,513
Computers & Peripherals — 1.0%
Pure Storage, Inc. — A**	24,021	380,973

Total INFORMATION TECHNOLOGY		9,922,977

CONSUMER DISCRETIONARY — 21.3%
Hotels, Restaurants & Leisure — 4.6%
Eldorado Resorts, Inc.**	18,469	612,247
Hilton Grand Vacations, Inc.**	5,236	219,650
Penn National Gaming, Inc.**	12,088	378,717
Planet Fitness, Inc. — A**	12,578	435,576

	Number of Shares	Value (Note A)
Red Rock Resorts, Inc. — A	6,527	$220,221

		1,866,411

Specialty Retail — 4.0%
At Home Group, Inc.**	7,399	224,856
Camping World Holdings, Inc. — A	12,204	545,885
Five Below, Inc.**	6,201	411,250
The Children’s Place, Inc.	2,808	408,143

		1,590,134

Diversified Consumer Services — 3.1%
Adtalem Global Education, Inc.**	5,436	228,584
Bright Horizons Family Solutions, Inc.**	2,228	209,432
Chegg, Inc.**	19,215	313,589
Grand Canyon Education, Inc.**	5,354	479,344

		1,230,949

Household Durables — 2.6%
Roku, Inc.**	11,593	600,286
SodaStream International, Ltd.**	3,364	236,624
William Lyon Homes — A**	6,895	200,507

		1,037,417

Textiles, Apparel & Luxury Goods — 2.5%
Canada Goose Holdings, Inc.**	7,137	225,244
G-III Apparel Group, Ltd.**	6,607	243,732
Wolverine World Wide, Inc.	17,130	546,104

		1,015,080

Auto Components — 1.7%
LCI Industries	2,673	347,490
Visteon Corp.**	2,609	326,490

		673,980

Leisure Equipment & Products — 1.6%
Callaway Golf Co.	25,319	352,694
Malibu Boats, Inc. — A**	9,312	276,846

		629,540

Automobiles — 0.6%
Winnebago Industries, Inc.	4,724	262,654
Distributors — 0.6%
Pool Corp.	1,806	234,148

Total CONSUMER DISCRETIONARY		8,540,313

HEALTH CARE — 19.7%
Biotechnology — 9.2%
Argenx SE — ADR**	2,965	187,210
Array BioPharma, Inc.**	45,695	584,896
Blueprint Medicines Corp.**	7,105	535,788
Exact Sciences Corp.**	7,029	369,304
Global Blood Therapeutics, Inc.**	7,136	280,802

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
Insmed, Inc.**	6,128	$191,071
Loxo Oncology, Inc.**	9,461	796,427
Sage Therapeutics, Inc.**	1,129	185,958
Sarepta Therapeutics, Inc.**	9,770	543,603

		3,675,059

Health Care Equipment & Supplies — 6.5%
AxoGen, Inc.**	11,351	321,233
Inogen, Inc.**	5,369	639,341
Insulet Corp.**	10,621	732,849
iRhythm Technologies, Inc.**	6,181	346,445
Tactile Systems Technology, Inc.**	19,583	567,515

		2,607,383

Pharmaceuticals — 2.9%
Aclaris Therapeutics, Inc.**	7,876	194,222
Aerie Pharmaceuticals, Inc.**	3,060	182,835
Catalent, Inc.**	5,110	209,919
MyoKardia, Inc.**	8,018	337,558
Optinose, Inc.**	11,472	216,821

		1,141,355

Health Care Technology — 1.1%
Medidata Solutions, Inc.**	2,833	179,527
Vocera Communications, Inc.**	8,974	271,194

		450,721

Total HEALTH CARE		7,874,518

INDUSTRIALS — 17.2%
Building Products — 4.3%
AAON, Inc.	5,160	189,372
American Woodmark Corp.**	3,153	410,678
Builders FirstSource, Inc.**	13,552	295,298
NCI Building Systems, Inc.**	15,752	304,014
Patrick Industries, Inc.**	7,629	529,834

		1,729,196

Trading Companies & Distributors — 3.9%
Air Lease Corp.	5,966	286,905
GMS, Inc.**	13,296	500,461
H&E Equipment Services, Inc.	5,965	242,477
Rush Enterprises, Inc. — A**	6,551	332,856
SiteOne Landscape Supply, Inc.**	2,730	209,391

		1,572,090

Air Freight & Logistics — 3.1%
Air Transport Services Group, Inc.**	12,242	283,280
XPO Logistics, Inc.**	10,303	943,652

		1,226,932

Machinery — 1.9%
Altra Industrial Motion Corp.	3,993	201,247
John Bean Technologies Corp.	3,307	366,416

	Number of Shares	Value (Note A)
Meritor, Inc.**	7,185	$168,560

		736,223

Road & Rail — 1.8%
Knight-Swift Transportation Holdings, Inc.	4,632	202,511
Saia, Inc.**	7,360	520,720

		723,231

Aerospace & Defense — 0.9%
Mercury Systems, Inc.**	7,008	359,861
Construction & Engineering — 0.7%
MasTec, Inc.**	5,892	288,413
Airlines — 0.6%
SkyWest, Inc.	4,358	231,410

Total INDUSTRIALS		6,867,356

FINANCIALS — 6.8%
Commercial Banks — 2.8%
Live Oak Bancshares, Inc.	18,208	434,261
Pacific Premier Bancorp, Inc.**	7,071	282,840
Seacoast Banking Corp. of Florida**	14,910	375,881

		1,092,982

Thrifts & Mortgage Finance — 2.1%
Essent Group, Ltd.**	8,652	375,670
LendingTree, Inc.**	1,387	472,204

		847,874

Real Estate Investment Trust — 1.0%
QTS Realty Trust, Inc. — A	3,647	197,522
Rexford Industrial Realty, Inc.	6,740	196,538

		394,060

Consumer Finance — 0.9%
Green Dot Corp. — A**	6,168	371,684

Total FINANCIALS		2,706,600

MATERIALS — 4.3%
Chemicals — 2.4%
Ferro Corp.**	14,709	346,985
Ingevity Corp.**	4,117	290,125
Venator Materials PLC**	15,101	334,034

		971,144

Construction Materials — 1.0%
Eagle Materials, Inc.	3,415	386,920
Metals & Mining — 0.9%
Ferroglobe PLC	23,482	380,408

Total MATERIALS		1,738,472

ENERGY — 3.0%
Energy Equipment & Services — 1.9%
Keane Group, Inc.**	14,399	273,725
ProPetro Holding Corp.**	10,781	217,345

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (Note A)
Solaris Oilfield Infrastructure, Inc. — A**	12,139	$259,896

		750,966

Oil, Gas & Consumable Fuels — 1.1%
Callon Petroleum Co.**	19,419	235,941
Extraction Oil & Gas, Inc.**	13,932	199,367

		435,308

Total ENERGY		1,186,274

CONSUMER STAPLES — 1.4%
Household Products — 1.0%
Central Garden & Pet Co.**	10,037	390,640
Beverages — 0.4%
The Boston Beer Co., Inc. — A**	842	160,906

Total CONSUMER STAPLES		551,546

TELECOMMUNICATION SERVICES — 0.7%
Wireless Telecommunication Services — 0.7%
Boingo Wireless, Inc.**	12,305	276,862

Total TELECOMMUNICATION SERVICES		276,862

	Number of Shares	Value (Note A)
UTILITIES — 0.7%
Water Utilities — 0.7%
Evoqua Water Technologies Corp.**	11,421	$270,792

Total UTILITIES		270,792

Total EQUITY SECURITIES (Cost $30,900,527)		39,935,710

TOTAL INVESTMENTS (COST $30,900,527)	99.9%	$39,935,710
Other Assets In Excess Of Liabilities	0.1%	39,452

Net Assets	100.0%	$39,975,162

**	Non-income producing security

ADR — American Depository Receipt

Top Ten Holdings*

XPO Logistics, Inc.	2.4%
RingCentral, Inc. — A	2.0%
Loxo Oncology, Inc.	2.0%
EPAM Systems, Inc.	1.9%
Insulet Corp.	1.8%
GTT Communications, Inc.	1.8%
Nutanix, Inc. — A	1.8%
Inogen, Inc.	1.6%
Eldorado Resorts, Inc.	1.5%
SMART Global Holdings, Inc.	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2017.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2017

Industry	Percent of Net Assets
Aerospace & Defense	0.9%
Air Freight & Logistics	3.1%
Airlines	0.6%
Auto Components	1.7%
Automobiles	0.6%
Beverages	0.4%
Biotechnology	9.2%
Building Products	4.3%
Chemicals	2.4%
Commercial Banks	2.8%
Computers & Peripherals	1.0%
Construction & Engineering	0.7%
Construction Materials	1.0%
Consumer Finance	0.9%
Distributors	0.6%
Diversified Consumer Services	3.1%
Energy Equipment & Services	1.9%
Health Care Equipment & Supplies	6.5%
Health Care Technology	1.1%
Hotels, Restaurants & Leisure	4.6%
Household Durables	2.6%

Industry	Percent of Net Assets
Household Products	1.0%
Information Technology Services	1.9%
Internet Software & Services	9.0%
Leisure Equipment & Products	1.6%
Machinery	1.9%
Metals & Mining	0.9%
Oil, Gas & Consumable Fuels	1.1%
Pharmaceuticals	2.9%
Real Estate Investment Trust	1.0%
Road & Rail	1.8%
Semiconductors & Semiconductor Equipment	5.0%
Software	7.9%
Specialty Retail	4.0%
Textiles, Apparel & Luxury Goods	2.5%
Thrifts & Mortgage Finance	2.1%
Trading Companies & Distributors	3.9%
Water Utilities	0.7%
Wireless Telecommunication Services	0.7%
Other Assets in Excess of Liabilities	0.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

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Statements of Assets and Liabilities

December 31, 2017

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$1,220,566,545	$211,788,952

Investments, at fair value	$1,647,160,572	$257,637,058
Foreign currency, at fair value*	1,570,110	6,858,091
Cash	114,974,291	9,131,524
Premiums paid for swap agreements	—	1,387,777
Collateral held at custodian for the benefit of brokers	—	1,078
Receivables:
Dividends	2,623,930	344,451
Investment securities sold	30,253,024	8,157,418
Fund shares sold	3,407,510	533,855
Net unrealized appreciation on unsettled foreign currency transactions	104,458	13,731
Prepaid expenses	8,667	12,473

TOTAL ASSETS	1,800,102,562	284,077,456

LIABILITIES:
Payables:
Investment securities purchased	12,334,459	10,396,139
Fund shares redeemed	4,942,694	413,550
Net unrealized depreciation on unsettled foreign currency transactions	—	—
Due to affiliates	1,847,347	333,353
Accrued foreign capital gains taxes	1,236,118	736,893
Audit and tax fees	60,589	67,134
Accrued expenses	180,749	34,539
Unrealized depreciation on swap agreements	—	949,854

TOTAL LIABILITIES	20,601,956	12,931,462

NET ASSETS	$1,779,500,606	$271,145,994

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2017:
Paid-in capital	$1,333,560,760	$274,790,345
Accumulated net investment income (loss)	(668,759)	181,870
Accumulated net realized gain (loss)	19,873,232	(48,784,638)
Unrealized net foreign exchange gain (loss)	141,346	60,165
Unrealized net appreciation (depreciation) on swap contracts	—	(949,854)
Unrealized net appreciation (depreciation) on purchased options	—	(5,208)
Unrealized net appreciation (depreciation) on investments	426,594,027	45,853,314

NET ASSETS	$1,779,500,606	$271,145,994

NET ASSETS	—	$271,145,994
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	—	19,085,309
NET ASSET VALUE	—	$14.21
INVESTOR CLASS SHARES:
NET ASSETS	$1,266,365,139	—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	31,950,047	—
NET ASSET VALUE	$39.64	—
INSTITUTIONAL CLASS SHARES:
NET ASSETS	$513,135,467	—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	12,954,408	—
NET ASSET VALUE	$39.61	—

*	The cost of foreign currency was $1,569,937, $6,839,334, $1,005,011, $0, $0 and $0, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Assets and Liabilities

December 31, 2017

Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund

$31,286,388	$256,752,586	$236,814,985	$30,900,527

$41,197,608	$316,674,039	$321,963,888	$39,935,710
1,003,215	—	—	—
3,946,509	9,235,533	1,037,966	51,676
—	—	—	—
—	—	—	—

60,411	522,197	21,235	10,920
555,832	857,922	—	—
103,542	48,494	133,921	2,000
—	—	—	—
8,198	10,287	26,568	39,189

46,875,315	327,348,472	323,183,578	40,039,495

349,112	1,106,492	—	—
—	374,774	252,870	—
19	315	—	—
40,876	410,591	343,508	20,130
289,000	—	—	—
45,118	45,417	35,920	31,320
59,183	49,438	18,428	12,883
—	—	—	—

783,308	1,987,027	650,726	64,333

$46,092,007	$325,361,445	$322,532,852	$39,975,162

$36,458,924	$256,790,545	$232,865,467	$29,011,040
(192,922)	(1,215,046)	(343,289)	—
(88,338)	9,863,697	4,861,771	1,928,939
3,123	796	—	—
—	—	—	—
—	—	—	—
9,911,220	59,921,453	85,148,903	9,035,183

$46,092,007	$325,361,445	$322,532,852	$39,975,162

$46,092,007	$325,361,445	$322,532,852	—
4,245,198	28,570,447	22,334,469	—
$10.86	$11.39	$14.44	—

—	—	—	$1,344,113
—	—	—	115,693
—	—	—	$11.62

—	—	—	$38,631,049
—	—	—	3,322,124
—	—	—	$11.63

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2017

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME (LOSS);
Income:
Dividends*	$29,021,679	$4,921,179

Total income	29,021,679	4,921,179

Expenses:
Investment advisory fee	19,590,626	3,780,375
Administration fee	814,307	247,465
Professional fees	262,688	54,774
Audit and tax fees	94,916	114,303
Federal and state registration fees	79,858	45,000
Custodian fees	425,730	120,644
Transfer agent fees	345,529	69,689
Trustees’ fees	139,405	55,860
Chief compliance officer fees	18,744	18,744
Reports to shareholders	133,551	24,432
Interest expense	—	—
Shareholder services fees (Investor Class)	1,402,600	—
Miscellaneous	91,345	47,944

Total expenses	23,399,299	4,579,230

Investment advisory fees waived	—	—
Administration fees waived	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(156,136)	(47,272)

Net expenses	23,243,163	4,531,958

Net investment income (loss)	5,778,516	389,221

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OUTSTANDING OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	218,006,860	48,065,589
Net realized foreign exchange gain (loss)	(1,400,208)	(187,185)
Net realized gain (loss) on forward foreign currency contracts	—	(2,150,339)
Net realized gain (loss) on written options	—	1,434,054
Net realized gain (loss) on purchased options	—	(11,570,010)
Net realized gain (loss) on swap contracts	—	324,100
Net change in unrealized foreign exchange gain (loss)	158,147	46,771
Net change in unrealized appreciation (depreciation) on swap contracts	—	(853,659)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	2,188,223
Net change in unrealized appreciation (depreciation) on written options	—	(149,278)
Net change in unrealized appreciation (depreciation) on purchased options	—	868,720
Net change in unrealized appreciation (depreciation) on investments	322,036,644	35,184,814

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	538,801,443	73,201,800

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$544,579,959	$73,591,021

*	Dividends are net of $3,035,034, $626,667, $178,190, $415,033, $0 and $0 non-reclaimable foreign taxes withheld, respectively.

**	Fund commenced operations on August 21, 2017.

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2017

Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund**

$2,152,991	$3,646,825	$345,232	$38,259

2,152,991	3,646,825	345,232	38,259

939,599	4,301,192	4,083,208	88,830
109,739	265,542	264,630	25,415
25,072	59,497	66,481	7,116
60,605	58,892	46,880	43,020
20,896	24,000	34,000	16,761
161,304	52,716	34,867	4,420
38,247	51,406	56,932	29,388
43,326	57,972	62,794	15,775
18,744	18,744	18,744	3,333
12,387	17,177	32,634	5,204
—	—	3,103	—
—	—	—	102
32,187	45,687	41,162	1,446

1,462,106	4,952,825	4,745,435	240,810

(206,307)	—	—	(67,173)
—	—	—	(5,443)
(3,000)	—	—	(26,710)
(4,473)	(37,090)	(69,824)	—

1,248,326	4,915,735	4,675,611	141,484

904,665	(1,268,910)	(4,330,379)	(103,225)

4,584,074	58,040,419	54,316,286	2,869,260
(892,483)	(135,531)	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
2,241	26,045	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
6,821,126	40,987,364	15,229,939	4,026,863

10,514,958	98,918,297	69,546,225	6,896,123

$11,419,623	$97,649,387	$65,215,846	$6,792,898

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,778,516	$1,490,264	$389,221	$(1,029,545)
Net realized gain (loss) on investments, written options and foreign currency transactions	216,606,652	(2,175,940)	35,916,209	(18,192,328)
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	322,194,791	80,241,657	37,285,591	(18,713,592)

Net increase (decrease) in net assets resulting from operations	544,579,959	79,555,981	73,591,021	(37,935,465)

Distributions to shareholders:
Net investment income
Fund	—	—	—	(450,242)
Investor Class Shares	(7,508,221)	(5,290,378)	—	—
Institutional Class Shares	(3,509,534)	—	—	—
Capital gains
Fund	—	—	—	—
Investor Class Shares	—	—	—	—
Institutional Class Shares	—	—	—	—

Total distributions to shareholders	(11,017,755)	(5,290,378)	—	(450,242)

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	92,470,261	129,130,689
Investor Class Shares	271,797,882	309,521,714	—	—
Institutional Class Shares	491,937,774	—	—	—
Reinvestment of distributions:
Fund	—	—	—	313,519
Investor Class Shares	6,838,405	4,691,045	—	—
Institutional Class Shares	2,999,863	—	—	—
Cost of shares redeemed:
Fund	—	—	(156,312,117)	(262,403,964)
Investor Class Shares	(844,792,483)	(415,113,177)	—	—
Institutional Class Shares	(18,766,180)	—	—	—
Redemption fees:
Fund	—	—	9,900	14,640
Investor Class Shares	44,733	86,534	—	—
Institutional Class Shares	5,674	—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(89,934,332)	(100,813,884)	(63,831,956)	(132,945,116)

Total increase (decrease) in net assets	443,627,872	(26,548,281)	9,759,065	(171,330,823)

NET ASSETS:

Beginning of period	$1,335,872,734	$1,362,421,015	$261,386,929	$432,717,752

End of period	$1,779,500,606	$1,335,872,734	$271,145,994	$261,386,929

Accumulated net investment income (loss)	$(668,759)	$(1,925,249)	$181,870	$(935,864)

*	Fund commenced operations on August 21, 2017.

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

Driehaus Frontier Emerging Markets Fund		Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund		Driehaus Small Cap Growth Fund
For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2016	For the period August 21, 2017 through December 31, 2017*

$904,665	$655,562	$(1,268,910)	$(469,325)	$(4,330,379)	$(2,857,287)	$(103,225)
3,691,591	(1,265,767)	57,904,888	(1,844,526)	54,316,286	(221,102)	2,869,260
6,823,367	3,667,819	41,013,409	(18,121,774)	15,229,939	52,521,417	4,026,863

11,419,623	3,057,614	97,649,387	(20,435,625)	65,215,846	49,443,028	6,792,898

(112,019)	(420,026)	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

(2,313,790)	—	(45,275,762)	(3,539,778)	(26,974,093)	—	—
—	—	—	—	—	—	(22,468)
—	—	—	—	—	—	(642,608)

(2,425,809)	(420,026)	(45,275,762)	(3,539,778)	(26,974,093)	—	(665,076)

3,010,067	63,249,508	31,966,198	21,691,545	62,642,640	165,744,856	—
—	—	—	—	—	—	1,270,517
—	—	—	—	—	—	36,880,432

2,425,416	419,165	40,876,829	3,236,249	25,135,678	—	—
—	—	—	—	—	—	22,468
—	—	—	—	—	—	642,608

(41,654,531)	(12,560,154)	(70,258,314)	(71,803,138)	(200,086,696)	(100,792,906)	—
—	—	—	—	—	—	(68,562)
—	—	—	—	—	—	(4,900,123)

70	1,432	1,731	3,469	9,825	16,537	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

(36,218,978)	51,109,951	2,586,444	(46,871,875)	(112,298,553)	64,968,487	33,847,340

(27,225,164)	53,747,539	54,960,069	(70,847,278)	(74,056,800)	114,411,515	39,975,162

$73,317,171	$19,569,632	$270,401,376	$341,248,654	$396,589,652	$282,178,137	$—

$46,092,007	$73,317,171	$325,361,445	$270,401,376	$322,532,852	$396,589,652	$39,975,162

$(192,922)	$(9,860)	$(1,215,046)	$—	$(343,289)	$316,181	$—

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund — Investor Class

Financial Highlights

	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013
Net asset value, beginning of period	$27.98	$26.52	$29.63	$32.53	$30.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.11 ^	0.03	0.06	0.04	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	11.78	1.54	(3.17)	(1.99)	2.62

Total income (loss) from investment operations	11.89	1.57	(3.11)	(1.95)	2.72

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.23)	(0.11)	—	—	—
Distributions from capital gains	—	—	—	(0.95)	(0.80)

Total distributions	(0.23)	(0.11)	—	(0.95)	(0.80)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00 ~

Net asset value, end of period	$39.64	$27.98	$26.52	$29.63	$32.53

Total Return	42.52%	5.88%	(10.49)%	(5.96)%	8.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,266,365	$1,335,873	$1,362,421	$1,701,219	$1,634,866
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.54%	1.65%	1.65%	1.65%	1.66%
Ratio of net expenses to average net assets	1.53%#	1.63%#	1.64%#	1.63%#	1.64%#
Ratio of net investment income (loss) to average net assets	0.33%#	0.11%#	0.22%#	0.11%#	0.33%#
Portfolio turnover	176%	232%	257%	289%	264%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Institutional Class

Financial Highlights

	For the period July 17, 2017 through December 31, 2017
Net asset value, beginning of period	$34.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	^
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.92

Total income (loss) from investment operations	5.04

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.28)
Distributions from capital gains	—

Total distributions	(0.28)

Redemption fees added to paid-in capital	0.00	~

Net asset value, end of period	$39.61

Total Return	14.47	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$513,135
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.17	%*
Ratio of net expenses to average net assets	1.16	%*#
Ratio of net investment income (loss) to average net assets	0.71	%*#
Portfolio turnover	176	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2017		For the year ended December 31, 2016	For the year ended December 31, 2015		For the year ended December 31, 2014		For the year ended December 31, 2013
Net asset value, beginning of period	$10.66		$11.85	$13.21		$12.49		$11.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	^	(0.03)^	(0.05	)^	(0.02	)^	(0.00	)^~
Net realized and unrealized gain (loss) on investments	3.53		(1.14)	(1.31)		0.74		1.36

Total income (loss) from investment operations	3.55		(1.17)	(1.36)		0.72		1.36

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.02)	—		—		(0.02)
Distributions from capital gains	—		—	—		—		—

Total distributions	—		(0.02)	—		—		(0.02)

Redemption fees added to paid-in capital	0.00	~	0.00 ~	0.00	~	0.00	~	0.00	~

Net asset value, end of period	$14.21		$10.66	$11.85		$13.21		$12.49

Total Return	33.30%		(9.97)%	(10.22)%		5.77%		12.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$271,146		$261,387	$432,718		$510,175		$191,285
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.82%		1.75%	1.69	%¥	1.73%		1.85%
Ratio of net expenses to average net assets	1.80	%#	1.73%#	1.68	%#¥	1.71	%+#	1.90	%+#
Ratio of net investment income (loss) to average net assets	0.15	%#	(0.26)%#	(0.39	)%#	(0.14	)%+#	(0.02	)%+#
Portfolio turnover	243%		240%	306%		265%		223%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the year ended December 31, 2015. The interest expense is from utilizing the line of credit (see Note E in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Financial Highlights

	For the year ended December 31, 2017	For the year ended December 31, 2016	For the period May 4, 2015 through December 31, 2015
Net asset value, beginning of period	$9.56	$8.80	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.15 ^	0.12 ^	(0.01)
Net realized and unrealized gain (loss) on investments	1.76	0.69	(1.19)

Total income (loss) from investment operations	1.91	0.81	(1.20)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)	(0.05)	—
Distributions from capital gains	(0.58)	—	—

Total distributions	(0.61)	(0.05)	—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	—

Net asset value, end of period	$10.86	$9.56	$8.80

Total Return	20.04%	9.26%	(12.00	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$46,092	$73,317	$19,570
Ratio of expenses before reimbursements and waivers and fees recaptured, if any, to average net assets	2.33%	2.50%	3.89	%*
Ratio of net expenses to average net assets	1.99%+#	1.99%+#	2.00	%*+#
Ratio of net investment income (loss) to average net assets	1.44%+#	1.31%+#	(0.22	)%*+#
Portfolio turnover	105%	90%	66	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average share method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 4, 2015. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until May 3, 2018.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013
Net asset value, beginning of period	$9.33	$10.08	$9.20	$10.84	$9.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04)	(0.02)	(0.02)^	(0.04)	(0.01)^
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.88	(0.61)	1.17	(0.42)	2.74

Total income (loss) from investment operations	3.84	(0.63)	1.15	(0.46)	2.73

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	(0.03)	(0.06)	(0.13)
Distributions from capital gains	(1.78)	(0.12)	(0.24)	(1.12)	(1.21)

Total distributions	(1.78)	(0.12)	(0.27)	(1.18)	(1.34)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00 ~

Net asset value, end of period	$11.39	$9.33	$10.08	$9.20	$10.84

Total Return	41.44%	(6.22)%	12.58%	(4.32)%	29.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$325,361	$270,401	$341,249	$218,979	$270,671
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.73%	1.72%	1.71%	1.74%	1.73%
Ratio of net expenses to average net assets	1.71%#	1.70%#	1.70%#	1.72%#	1.70%#
Ratio of net investment income (loss) to average net assets	(0.44)%#	(0.15)%#	(0.19)%#	(0.40)%#	(0.11)%#
Portfolio turnover	143%	151%	251%	277%	320%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2017		For the year ended December 31, 2016		For the year ended December 31, 2015		For the year ended December 31, 2014		For the period November 18, 2013 through December 31, 2013
Net asset value, beginning of period	$12.65		$10.74		$11.25		$10.74		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.18	)^	(0.11	)^	(0.14	)^	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments	3.26		2.02		0.08		1.01		0.76

Total income (loss) from investment operations	3.08		1.91		(0.06)		0.87		0.74

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—		—		—
Distributions from capital gains	(1.29)		—		(0.45)		(0.36)		—

Total distributions	(1.29)		—		(0.45)		(0.36)		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	0.00	~	—

Net asset value, end of period	$14.44		$12.65		$10.74		$11.25		$10.74

Total Return	24.30%		17.78%		(0.55)%		8.21%		7.40	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$322,533		$396,590		$282,178		$111,846		$74,677
Ratio of expenses before reimbursements and waivers and fees recaptured, if any, to average net assets	1.45	%¥	1.48%		1.53%		1.59%		2.28	%*
Ratio of net expenses to average net assets	1.43	%#¥	1.44	%+#	1.52	%+#	1.60	%+#	1.70	%*+#
Ratio of net investment income (loss) to average net assets	(1.33	)%#	(1.00	)%+#	(1.21	)%+#	(1.39	)%+#	(1.55	)%*+#
Portfolio turnover	177%		180%		183%		191%		21	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 17, 2016.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the year ended December 31, 2017. The interest expense is from utilizing the line of credit (see Note E in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Investor Class

Financial Highlights

	For the period August 21, 2017 through December 31, 2017
Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04	)^
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.86

Total income (loss) from investment operations	1.82

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	(0.20)

Total distributions	(0.20)

Redemption fees added to paid-in capital	—

Net asset value, end of period	$11.62

Total Return	18.18	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,344
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	7.86	%*
Ratio of net expenses to average net assets	1.20	%*+
Ratio of net investment income (loss) to average net assets	(0.94	)%*+
Portfolio turnover	66	%**

*	Annualized

**	Not Annualized

^	Net investment loss per share has been calculated using the average share method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.20% of average daily net assets until August 20, 2020.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Institutional Class

Financial Highlights

	For the period August 21, 2017 through December 31, 2017
Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03	)^
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.86

Total income (loss) from investment operations	1.83

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	(0.20)

Total distributions	(0.20)

Redemption fees added to paid-in capital	—

Net asset value, end of period	$11.63

Total Return	18.28	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$38,631
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.48	%*
Ratio of net expenses to average net assets	0.95	%*+
Ratio of net investment income (loss) to average net assets	(0.69	)%*+
Portfolio turnover	66	%**

*	Annualized

**	Not Annualized

^	Net investment loss per share has been calculated using the average share method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.95% of average daily net assets until August 20, 2020.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds

Notes to Financial Statements

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with nine separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The six series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus Emerging Markets Small Cap Growth Fund	08/22/11
Driehaus Frontier Emerging Markets Fund	05/04/15
Driehaus International Small Cap Growth Fund*	09/17/07
Driehaus Micro Cap Growth Fund**	11/18/13
Driehaus Small Cap Growth Fund	08/21/17

*	Effective January 2, 2018, the Driehaus International Small Cap Growth Fund has been reopened to new investors. The Fund had been closed to most new investors since December 29, 2010.

**	On September 29, 2017, the Driehaus Micro Cap Growth Fund was closed to new investors.

The Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund each offer two classes of shares, designated as Institutional Class and Investor Class. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of each Fund pay pro rata the costs of management of that Fund’s portfolio, including the management fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.

Driehaus Frontier Emerging Markets Fund seeks to achieve its objective by investing primarily in equity securities of frontier emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Micro Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization U.S. companies exhibiting strong growth characteristics.

Driehaus Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of U.S. small capitalization companies.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation and Transactions

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Swaps, forward foreign currency contracts and

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

other financial derivatives are valued daily, primarily by an independent pricing service using pricing models, and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2017 is as follows:

Fund	Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Growth Fund
Investments in Securities*	$1,647,160,572	$1,647,160,572	$—	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$12,009,629	$12,009,629	$—	$—
Europe	18,246,779	18,246,779	—	—
Far East	178,486,644	178,486,644	—	0
Middle East	6,556,329	6,556,329	—	—
North America	4,498,658	4,498,658	—	—
South America	37,564,019	37,564,019	—	—
Purchased Put Options	275,000	275,000	—	—
Swap Contracts	450,369	—	450,369	—

Total Assets	$258,087,427	$257,637,058	$450,369	$0

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund	Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Swap Contracts .	$(12,446)	$—	$(12,446)	$—

Total Liabilities	$(12,446)	$—	$(12,446)	$—

Driehaus Frontier Emerging Markets Fund
Equity Securities:
Africa	$6,838,768	$6,443,421	$395,347	$—
Europe	3,934,263	3,934,263	—	—
Far East	15,703,939	14,645,236	1,058,703	—
Middle East	6,578,997	6,578,997	—	—
South America	8,064,118	8,064,118	—	—
Equity Certificates*	77,523	—	77,523	—

Total Investments	$41,197,608	$39,666,035	$1,531,573	$—

Driehaus International Small Cap Growth Fund
Investments in Securities*	$316,674,039	$316,674,039	$—	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$321,963,888	$321,963,888	$—	$—

Driehaus Small Cap Growth Fund
Investments in Securities*	$39,935,710	$39,935,710	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

At December 31, 2017, the Driehaus Emerging Markets Small Cap Growth Fund held a Level 3 investment in Praxis Home Retail, Ltd. The shares were received as part of a spin-off in late November, 2017, but were not trading as of year-end and were valued at $0.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the year ended December 31, 2017, securities with end of period values of $744,508 held by Driehaus Frontier Emerging Markets Fund were transferred from level 1 to level 2, due to the lack of trading volume at the end of the quarter.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Options Contracts

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security. The Driehaus Emerging Markets Small Cap Growth Fund used both purchased and written options during the year ended December 31, 2017 to hedge exposure to certain countries, sectors or currencies.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended December 31, 2017, the average monthly volume of purchased and written options based on premium value for Driehaus Emerging Markets Small Cap Growth Fund were $1,081,880 and $197,713, respectively.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2017, Funds with outstanding options are as listed on the Schedules of Investments.

Swap Contracts

The Driehaus Emerging Markets Small Cap Growth Fund may engage in various swap transactions, including forward rate agreements and interest rate, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps during the year ended December 31, 2017 to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as net change in unrealized appreciation (depreciation) on the statements of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at December 31, 2017, for the Driehaus Emerging Markets Small Cap Growth Fund was $0.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as net change in unrealized appreciation (depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2017, the Driehaus Emerging Markets Small Cap Growth Fund had outstanding swap contracts as listed on the Schedule of Investments.

Forward Foreign Currency Contracts

The Driehaus Emerging Markets Small Cap Growth Fund used forward foreign currency contracts during the year ended December 31, 2017 to hedge foreign currency exposure in the portfolio. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as net change in unrealized appreciation or depreciation on the statement of operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Fund could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of December 31, 2017, the Driehaus Emerging Markets Small Cap Growth Fund had no outstanding forward foreign currency contracts.

Foreign Currency Spot Contracts

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2017, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The net unrealized appreciation or depreciation on spot contracts is reflected as Net unrealized appreciation or depreciation on unsettled foreign currency transactions in the Statements of Assets and Liabilities.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On December 31, 2017, Driehaus Frontier Emerging Markets Fund had unrealized appreciation (depreciation) of $29,721 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Driehaus Frontier Emerging Markets Funds represented 0.2% of its total market value of investments at December 31, 2017.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2017:

Risk exposure category	Asset derivatives	Fair value	Liability derivatives	Fair value
Credit contracts	Premiums paid for swap agreements	$1,387,777	Unrealized depreciation on swap agreements	$937,408
Equity contracts	Investments, at fair value	$275,000
Interest rate contracts			Unrealized depreciation on swap agreements	$12,446

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Frontier Emerging Markets Fund’s derivative contracts by primary risk exposure as of December 31, 2017:

Risk exposure category	Asset derivatives	Fair value
Equity contracts	Investments, at market value	$77,523

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2017.

	Amount of realized gain (loss) on derivatives
Risk exposure category	Credit Default Swap Contracts	Interest Rate Swap Contracts	Purchased Options	Written Options	Forward Foreign Currency Contracts
Credit contracts	$(492,081)	$—	$—	$—	$—
Equity contracts	—	—	(10,931,460)	1,434,054	—
Foreign currency contracts	—	—	(638,550)	—	(2,150,339)
Interest contracts	—	816,181	—	—	—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Driehaus Frontier Emerging Markets Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2017.

Amount of realized gain (loss) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$36,956

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2017.

	Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Credit Default Swap Contracts	Interest Rate Swap Contracts	Purchased Options	Written Options	Forward Foreign Currency Contracts
Credit contracts	$(934,609)	$—	$—	$—	$—
Equity contracts	—	—	868,720	(149,278)	—
Foreign currency contracts	—	—	—	—	2,188,223
Interest rate contracts	—	80,950	—	—	—

The following table sets forth the Driehaus Frontier Emerging Markets Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2017.

Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$23,531

Disclosures about Offsetting Assets and Liabilities

The Driehaus Emerging Markets Small Cap Growth Fund is party to various agreements, including International Swaps and Derivatives Association Inc. master agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at market value or Collateral held at custodian for the benefit of brokers.

The Funds’ derivative contracts held at December 31, 2017, are not accounted for as hedging instruments under U.S. generally accepted accounting principles (“U.S. GAAP”). For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of exchange-traded options is guaranteed by the exchange the option is traded on and is not subject to arrangements with particular counterparties. For that reason, these options are excluded from the below disclosure.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table presents the Driehaus Emerging Markets Small Cap Growth Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2017:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on swap agreements	$949,854	$—	$(12,446)	$937,408

[2]	Net amount represents the net amount payable to the counterparty in the event of default.

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected or will elect to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2017, 2016, 2015 and 2014 remain open to Federal and state audit. As of December 31, 2017, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

For the year ended December 31, 2017, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and foreign capital gain taxes paid. Results of operations and net assets were not affected by these reclassifications.

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
Undistributed net investment income	$6,495,729	$728,513	$(975,708)	$53,864	$3,670,909	$103,225
Undistributed net realized gain	(6,495,729)	2,470,623	1,309,810	(53,864)	(3,643,378)	(275,245)
Paid-in capital	—	(3,199,136)	(334,102)	—	(27,531)	172,020

Accumulated capital losses represent net capital loss carryovers that may be available for an unlimited period to offset future realized capital gains and thereby reduce future capital gains distributions. Capital loss carryover retains the character of the original loss. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of December 31, 2017:

	Unlimited Period of Net Capital Loss Carryover
Fund	Short-Term	Long-Term	Accumulated Capital Loss Carryover
Driehaus Emerging Markets Small Cap Growth Fund	$48,263,562	$—	$48,263,562

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

During the year ended December 31, 2017, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund and Driehaus Micro Cap Growth Fund utilized $186,212,543, $37,701,882, $2,738,349, $2,120,671 and 13,972,775, respectively of capital loss carryforwards.

Pursuant to Federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2017, the following qualified late-year losses were deferred and recognized on January 1, 2018:

Fund	Late-Year Ordinary Loss Deferral	Total Capital Loss Deferral	Total
Driehaus Emerging Markets Growth Fund	$668,759	$—	$668,759
Driehaus Emerging Markets Small Cap Growth Fund	143,085	—	143,085

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from:	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
Ordinary income	$11,017,755	$—	$112,002	$21,815,148	$—	$222,898
Net long-term capital gain	—	—	2,313,807	23,460,614	26,974,093	442,178

Total distributions paid	$11,017,755	$—	$2,425,809	$45,275,762	$26,974,093	$665,076

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from:	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$5,290,378	$450,242	$420,026	$—	$—
Net long-term capital gain	—	—	—	3,539,778	—

Total distributions paid	$5,290,378	$450,242	$420,026	$3,539,778	$—

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
Undistributed ordinary income	$—	$—	$—	$5,657,722	$1,997,501	$1,454,358
Undistributed long-term capital gain	24,671,838	—	52,410	4,334,508	5,040,181	715,323

Accumulated earnings	$24,671,838	$—	$52,410	$9,992,230	$7,037,682	$2,169,681
Paid-in capital	1,333,560,760	274,790,345	36,458,924	256,790,545	232,865,467	29,011,040
Accumulated capital and other losses	(668,759)	(48,406,647)	—	—	—	—
Unrealized appreciation (depreciation) on foreign currency	141,346	40,219	3,123	796	—	—
Unrealized appreciation on investments	421,795,421	44,712,965	9,577,550	58,577,874	82,629,703	8,794,441
Other temporary differences	—	9,112	—	—	—	—

Net assets	$1,779,500,606	$271,145,994	$46,092,007	$325,361,445	$322,532,852	$39,975,162

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and derivatives for Federal income tax purposes as of December 31, 2017, were as follows:

Fund	Basis	Gross Appreciation	Gross Depreciation	Net Appreciation
Driehaus Emerging Markets Growth Fund	$1,225,365,151	$441,000,622	$(19,100,743)	$421,899,879
Driehaus Emerging Markets Small Cap Growth Fund	$212,924,093	$48,279,977	$(3,573,227)	$44,706,750
Driehaus Frontier Emerging Markets Fund	$31,620,058	$10,875,169	$(1,297,638)	$9,577,531
Driehaus International Small Cap Growth Fund	$258,096,165	$66,051,831	$(7,474,272)	$58,577,559
Driehaus Micro Cap Growth Fund	$239,334,185	$88,489,988	$(5,860,285)	$82,629,703
Driehaus Small Cap Growth Fund	$31,141,312	$9,281,183	$(486,785)	$8,794,398

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on spot contracts underlying securities transactions and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

B.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus is Chairman of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer. As of December 31, 2017, Richard H. Driehaus controls the Driehaus Frontier Emerging Markets Fund due to his power to vote a majority of the shares of the Fund.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets. Driehaus Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 0.60% of the Fund’s average daily net assets. Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. Prior to July 17, 2017, the Driehaus Emerging Markets Growth Fund paid the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% on the first $1.5 billion, 1.00% on the next $500 million and 0.75% in excess of $2 billion of the Fund’s average daily net assets. Beginning July 17, 2017, the Driehaus Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.05% on the first $1.5 billion and 0.75% in excess of $1.5 billion of the Fund’s average daily net assets.

DCM entered into an agreement to cap Driehaus Micro Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.70% of average daily net assets until November 17, 2016. For a period of three years subsequent to the Fund’s commencement of operations, DCM was entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remained below the operating expense cap in place at the time of the waiver and the current operating expense cap. There are no amounts still subject to recapture under this agreement.

DCM has entered into a contractual agreement to cap Driehaus Frontier Emerging Markets Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 2.00% of average daily net assets until May 3, 2018. For a period of three years subsequent to the Fund’s commencement of operations on May 4, 2015, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap. For the year ended December 31, 2017, DCM waived fees for Driehaus Frontier Emerging Markets Fund totaling $206,307 under this agreement. The amount of potential recovery expiring May 3, 2018 was $622,215.

DCM has entered into a contractual agreement to cap Driehaus Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Class and 0.95% of average daily net assets for the Institutional Class until August 20, 2020. For a period of three years subsequent to the Fund’s commencement of operations on August 21, 2017, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap. For the period ended December 31, 2017, DCM waived fees for Driehaus Small Cap Growth Fund totaling $67,173 under this agreement. The amount of potential recovery expiring August 20, 2020 was $67,173.

The amounts incurred and payable to DCM during the year ended December 31, 2017 are as follows:

Fund	Advisory Fees	Advisory Fees Payable (included in Due to affiliate)
Driehaus Emerging Markets Growth Fund	$19,590,626	$1,490,369
Driehaus Emerging Markets Small Cap Growth Fund	3,780,375	333,353
Driehaus Frontier Emerging Markets Fund	939,599	40,876
Driehaus International Small Cap Growth Fund	4,301,192	410,591
Driehaus Micro Cap Growth Fund	4,083,208	343,508
Driehaus Small Cap Growth Fund	88,830	20,099

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2017, these arrangements reduced the expenses of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund and Driehaus Micro Cap Growth Fund by $156,136 (0.7%), $47,272 (1.0%), $4,473 (0.3%), $37,090 (0.7%) and $69,824 (1.5%), respectively.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon earns the greater of a monthly minimum fee or a monthly fee based upon average daily net assets. BNY Mellon has agreed to waive a portion of its monthly fee for administrative services for the first two years of operations for Driehaus Small Cap Growth Fund. For the period ended December 31, 2017, BNY Mellon waived $5,443 for Driehaus Small Cap Growth Fund. BNY Mellon also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon earns a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent services for the first two years of operations for Driehaus Frontier Emerging Markets Fund and Driehaus Small Cap Growth Fund. For the year and period ended December 31, 2017, BNY Mellon waived $3,000 and $26,710 for Driehaus Frontier Emerging Markets Fund and Driehaus Small Cap Growth Fund, respectively.

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement (“Agreement”) with the Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund. Under these Agreements, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Investor Class shares of the Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund. Currently, the amount to be reimbursed will not exceed 0.25% of the Investor Class’ average daily net assets held by such intermediaries.

The amounts incurred and payable to DS LLC during the year ended December 31, 2017 are as follows:

Fund	Shareholder Services Fees	Accrued Shareholder Services Fees (included in Due to affiliate)
Driehaus Emerging Markets Growth Fund	$1,402,600	$356,978
Driehaus Small Cap Growth Fund	102	31

C.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations and options, for the year ended December 31, 2017 were as follows:

Fund	Purchases	Sales
Driehaus Emerging Markets Growth Fund	$2,577,956,290	$2,765,280,607
Driehaus Emerging Markets Small Cap Growth Fund	576,281,190	654,907,628
Driehaus Frontier Emerging Markets Fund	60,932,843	101,983,621
Driehaus International Small Cap Growth Fund	395,875,350	437,942,732
Driehaus Micro Cap Growth Fund	580,715,721	719,930,675
Driehaus Small Cap Growth Fund	26,532,471	30,140,092

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

D.  CAPITAL SHARE TRANSACTIONS

For the years ended December 31, 2017 and 2016, transactions in capital shares (authorized shares unlimited) were as follows:

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund		Driehaus Frontier Emerging Markets Fund
	2017	2016	2017	2016	2017	2016
Fund
Shares issued	—	—	7,441,081	11,418,322	293,210	6,722,422
Shares reinvested	—	—	—	29,916	227,525	44,497
Shares redeemed	—	—	(12,881,043)	(23,426,218)	(3,942,460)	(1,323,560)

Net increase (decrease)	—	—	(5,439,962)	(11,977,980)	(3,421,725)	5,443,359

Investor Class
Shares issued	53,291,270	11,334,611	—	—	—	—
Shares reinvested	175,258	170,089	—	—	—	—
Shares redeemed	(69,265,507)	(15,124,739)	—	—	—	—

Net decrease	(15,798,979)	(3,620,039)	—	—	—	—

Institutional Class
Shares issued	13,364,735	—	—	—	—	—
Shares reinvested	76,939	—	—	—	—	—
Shares redeemed	(487,266)	—	—	—	—	—

Net increase	12,954,408	—	—	—	—	—

Total net decrease	(2,844,571)	—	—	—	—	—

	Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund		Driehaus Small Cap Growth Fund*
	2017	2016	2017	2016	2017	2016
Fund
Shares issued	2,719,395	2,243,567	4,641,406	14,632,527	—	—
Shares reinvested	3,643,211	351,766	1,738,290	—	—	—
Shares redeemed	(6,783,946)	(7,448,066)	(15,385,865)	(9,568,318)	—	—

Net increase (decrease)	(421,340)	(4,852,733)	9,006,169)	5,064,209	—	—

Investor Class
Shares issued	—	—	—	—	120,209	—
Shares reinvested	—	—	—	—	1,942	—
Shares redeemed	—	—	—	—	(6,458)	—

Net increase	—	—	—	—	115,693	—

Institutional Class
Shares issued	—	—	—	—	3,684,462	—
Shares reinvested	—	—	—	—	55,493	—
Shares redeemed	—	—	—	—	(417,831)	—

Net increase	—	—	—	—	3,322,124	—

Total net increase	—	—	—	—	3,437,817	—

*	Fund commenced operations on August 21, 2017.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The Driehaus Small Cap Growth Fund commenced operations on August 21, 2017 after succeeding to the assets of the Driehaus Institutional Small Cap, L.P., Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P. The transactions were structured to be tax-free exchanges and the cost basis and holding period of the underlying securities were carried over to the Driehaus Small Cap Growth Fund. Unrealized appreciation at the date of the transaction of $5,008,320 is not reflected in the Net change in unrealized appreciation (depreciation) on investments in the Statement of Operations or Statement of Changes in Net Assets.

E.  LINE OF CREDIT

The Funds, except for the Driehaus Small Cap Growth Fund, have, with certain other funds in the Trust, together obtained a committed line of credit in the amount of $50,000,000. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%, or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst all funds that have access to the line. Driehaus Micro Cap Growth Fund utilized the line of credit during the period July 11, 2017 to July 17, 2017. For the period July 11, 2017 to July 17, 2017, the average daily loan balance outstanding on days where borrowings existed was $7,000,000 and the weighted average interest rate was 2.66%. The interest expense, which is included on the Statements of Operations, was $3,103 for Driehaus Micro Cap Growth Fund.

F.  FOREIGN INVESTMENT RISKS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

G.  REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.

H. SUBSEQUENT EVENTS

Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, and Driehaus Small Cap Growth Fund and the Board of Trustees of the Driehaus Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, and Driehaus Small Cap Growth Fund, (collectively referred to as the “Funds”), (six of the funds constituting the Driehaus Mutual Funds (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting the Driehaus Mutual Funds) at December 31, 2017, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Driehaus Mutual Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Driehaus Emerging Markets Growth Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

Driehaus Emerging Markets Small Cap Growth Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

Driehaus Frontier Emerging Markets Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the two years in the period ended December 31, 2017 and the period from May 4, 2015 (commencement of operations) through December 31, 2015

Driehaus International Small Cap Growth Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

Driehaus Micro Cap Growth Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the four years in the period ended December 31, 2017 and the period from November 18, 2013 (commencement of operations) through December 31, 2013

Driehaus Small Cap Growth Fund	For the period from August 21, 2017 (commencement of operations) through December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”)

Report of Independent Registered Public Accounting Firm — (Continued)

and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Driehaus investment companies since 2002.

Chicago, Illinois

February 22, 2018

Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2017:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	9	Retired; President of Ludan, Inc. (real estate development services specializing in senior housing) from April 2008 to December 2014.	None

Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	9	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present.	None.

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	9	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	9	Private Investor since 2003.	Independent Trustee, Brighthouse Funds Trust I (formerly, Met Investors Series Trust) since December 2000 and Brighthouse Funds Trust II (formerly, Metropolitan Series Fund, Inc.) since May 2009.

Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	9	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co. from 1987-2014.	None

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen J. Kneeley 25 East Erie Street Chicago, IL 60611 YOB: 1963	President	Since 2017	President and Chief Executive Officer of the Adviser and Driehaus Capital Management (USVI) LLC (“USVI”) since January 2018; President of the Trust since March 2017; Interim President and Interim Chief Executive Officer of Adviser and USVI March 2017- December 2017; Chief Executive Officer, Context Asset Management, L.P. from 2014-2016; Chief Executive Officer, Spider Management Company, LLC from 2012-2013; Chief Executive Officer, Ardmore Investment Partners from 2009-2012; Chairman of Board of Trustees, Context Capital Funds from 2014-2017; Director, Spider Management Company, LLC since 2012; and Trustee, Copeland Trust from 2010-2017.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Chief Financial Officer and Treasurer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of the Adviser and Distributor since 2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, The Bank of New York Mellon since 2010.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010.

Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Senior Specialist, The Bank of New York Mellon since 2013; Senior Paralegal, Foreside Funds Distributors LLC (formerly BNY Mellon Distributors Inc.) from 2004-2013.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2017.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Emerging Markets Growth Fund — Investor Class

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Six Months Ended December 31, 2017*
Actual	$1,000	$1,192.90	$7.74
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$7.12

Driehaus Emerging Markets Growth Fund — Institutional Class

	Beginning Account Value July 17, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period Ended December 31, 2017**
Actual	$1,000	$1,144.70	$5.73
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.90

Fund Expense Examples — (Continued)

Driehaus Emerging Markets Small Cap Growth Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Six Months Ended December 31, 2017*
Actual	$1,000	$1,160.00	$9.64
Hypothetical (5% return before expenses)	$1,000	$1,016.28	$9.00

Driehaus Frontier Emerging Markets Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Six Months Ended December 31, 2017*
Actual	$1,000	$1,082.70	$10.45
Hypothetical (5% return before expenses)	$1,000	$1,015.17	$10.11

Driehaus International Small Cap Growth Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Six Months Ended December 31, 2017*
Actual	$1,000	$1,156.60	$9.24
Hypothetical (5% return before expenses)	$1,000	$1,016.64	$8.64

Driehaus Micro Cap Growth Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Six Months Ended December 31, 2017*
Actual	$1,000	$1,139.50	$7.71
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$7.27

Driehaus Small Cap Growth Fund — Investor Class

	Beginning Account Value August 21, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period Ended December 31, 2017***
Actual	$1,000	$1,181.80	$4.77
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11

Fund Expense Examples — (Continued)

Driehaus Small Cap Growth Fund — Institutional Class

	Beginning Account Value August 21, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period Ended December 31, 2017***
Actual	$1,000	$1,182.80	$3.78
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

**	The Driehaus Emerging Markets Growth Fund — Institutional Class commenced operations on July 17, 2017. The actual return and expenses paid during the period by this Fund were for the period from July 17, 2017 through December 31, 2017 (168 days) instead of the entire six-month period. The hypothetical return is based on the entire six-month period for comparison purposes.

***	The Driehaus Small Cap Growth Fund commenced operations on August 21, 2017. The actual return and expenses paid during the period by this Fund were for the period from August 21, 2017 through December 31, 2017 (133 days) instead of the entire six-month period. The hypothetical return is based on the entire six-month period for comparison purposes.

Driehaus Emerging Markets Growth Fund — Investor Class	1.40%
Driehaus Emerging Markets Growth Fund — Institutional Class	1.16%
Driehaus Emerging Markets Small Cap Growth Fund	1.77%
Driehaus Frontier Emerging Markets Fund	1.99%
Driehaus International Small Cap Growth Fund	1.70%
Driehaus Micro Cap Growth Fund	1.43%
Driehaus Small Cap Growth Fund — Investor Class.	1.20%
Driehaus Small Cap Growth Fund — Institutional Class	0.95%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2017

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds designate the following amounts as a long-term capital gain distribution:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
$24,671,838	$—	$2,366,217	$27,795,122	$32,014,274	$1,157,501

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
100.00%	0.00%	100.00%	17.02%	0.00%	12.90%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
1.39%	0.00%	0.00%	0.00%	0.00%	13.01%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2017 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the

Investment Advisory Agreement

The Board of Trustees of Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DREGX”), Driehaus International Small Cap Growth Fund (“DRIOX”), Driehaus Micro Cap Growth Fund (“DMCRX”), Driehaus Emerging Markets Small Cap Growth Fund (“DRESX”) and Driehaus Frontier Emerging Markets Fund (“DRFRX”) (DREGX, DRIOX, DMCRX, DRESX and DRFRX are each a “Fund” and collectively, the “Funds”) on September 14, 2017 for an additional one-year term ending September 30, 2018. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 6, 2017 to review the materials provided in response to their request, and identified areas for further response by Fund management. Following receipt of further information from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board evaluated DREGX’s, DRIOX’s, DRESX’s and DMCRX’s performance for year-to-date and 1-, 3- and 5-year periods ended June 30, 2017 and DRFRX’s performance for year-to-date and 1-year periods ended June 30, 2017 (the Fund’s inception date was May 4, 2015), as available, comparing it to performance of a peer group of funds compiled by the Adviser from data from Lipper Analytical Services, Inc., an independent provider of mutual fund data that is a service of Broadridge Financial Solutions (“Lipper”) and to each Fund’s primary benchmark index, as identified in reports to shareholders. The Board noted that for DMCRX and DRFRX all information was based on a custom peer group created by the Adviser from the full peer group. The Board also noted that the performance information for DMCRX included the performance of the Fund’s predecessor limited partnership for certain periods. Because the predecessor limited partnership did not operate as a mutual fund and was not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of DMCRX’s longer-term performance information. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records, it was meaningful to also analyze the performance over rolling time periods, and the Board reviewed rolling relative performance to benchmark information for all the Funds other than DRFRX. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

As to the specific Funds, the Board considered that, as of June 30, 2017, DREGX’s performance was in the top quartile of its custom and full peer groups for the 5-year period and in the second quartile of its custom and full peer group for the year-to-date period. The Board further noted that DREGX was in the second quartile of its full peer group and in the third quartile of its custom peer group for the 3-year period but in the third quartile of its custom and full peer groups for the 1-year period. The Board noted that DREGX outperformed its benchmark index for the year-to-date and 5- year periods, but underperformed the index for the 1- and 3-year periods reviewed.

The Board considered that, as of June 30, 2017, DRIOX’s performance was in the top decile of its peer group for the year-to-date period. The Board further noted that DRIOX’s performance was in the second quartile for the 3- and 5-year periods and in the third quartile of its peer group for the 1-year period. The Board also noted that DRIOX outperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods.

The Board considered that, as of June 30, 2017, DMCRX’s performance for the 5-year period was in the top decile of its custom peer group and for the 1- and 3-year periods was in the top quartile of its custom peer group (noting that the 5-year period includes the performance of a predecessor partnership). In addition, the Board noted that DMCRX outperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods (the 5-year period includes the performance of its predecessor limited partnership).

The Board considered that, as of June 30, 2017, DRESX’s performance was in the top quartile of its custom and full peer groups for the 5-year period, but that DRESX’s performance was in the fourth quartile of its custom and full peer groups for the year-to-date, 1- and 3-year periods reviewed. In addition, the Board noted that DRESX outperformed its benchmark index, the MSCI Emerging Markets Small Cap Index (“MSCI EM Small Cap”) for the 5-year period (the 5-year period includes the performance of its predecessor limited partnership), but underperformed its index for the year-to-date and 1- and 3-year periods. The Board also considered portfolio attribution information provided by the Adviser as compared to the MSCI EM Small Cap for the 1- and 3-year periods ended June 30, 2017, which showed that underperformance was due in part to the cash held by the Fund, the use of options and the Fund’s expenses, which are not represented in the benchmark index. With respect to its peer group, the Board noted that the Fund’s peer group is largely comprised of emerging markets funds of all capitalizations and that the MSCI EM Small Cap underperformed the MSCI Emerging Markets Index for the 1-year period.

The Board considered that, as of June 30, 2017, DRFRX’s performance was in the fourth quartile of its custom peer group (primary share class only) based upon data provided by eVestment for the year-to-date and 1-year periods reviewed. The Board also noted that DRFRX’s performance was in the fourth quartile of its custom peer group (all share classes) for the year-to-date period and in the third quartile for the 1-year period. In addition, the Board noted that DRFRX underperformed its benchmark index for the year-to-date and 1-year periods. The Board also considered portfolio attribution information provided by the Adviser as compared to its benchmark index for the 1-year period ended June 30, 2017, which showed that underperformance was due in part to cash held by the Fund and the Fund’s expenses, which are not represented in the benchmark index. The Board further noted that, due to DRFRX’s investment restrictions, the Fund is limited in its ability to track the sector weightings of the benchmark index.

For each Fund other than DRFRX, the Board also considered each Fund’s rolling 1-year, 3-year and 5-year returns over the life of the Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported renewal of the Agreement for each Fund.

Fees.    The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio as of December 31, 2016 as compared to peer group information based on data compiled from Lipper as of the most recent fiscal year end of each fund in the peer group. The information provided to the Board showed that each Fund’s advisory fee rate ranked at the high end of its peer group; however, because of the Funds’ fee structures, total expense ratios are relatively competitive, falling between the 25th and 62nd percentiles (the 71st percentile for Institutional Share Class of DREGX, launched as of July 17, 2017) (1st percentile being the highest expense ratio). In addition, the Board considered the expense reimbursement arrangement with the Adviser for DRFRX. The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts and sub-advised unaffiliated mutual funds, as applicable. With respect to institutional accounts and other mutual funds, the Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $602,000 in directed brokerage credits during calendar year 2016, which were used to reduce expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that DRIOX is currently closed to new investors in order to maintain assets at a level that the Adviser feels is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee (except for the Investor Share Class of DREGX, which has a shareholder service fee as of July 17, 2017), and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which is reimbursed by the Adviser under an expense sharing arrangement with DS LLC. The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually (noting DRFRX operated at a loss and that profitability for DREGX was expected to decline due to the decrease in its advisory fee rate), the profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Initial Approval of the

Investment Advisory Agreement for Driehaus Small Cap Growth Fund

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for the Driehaus Small Cap Growth Fund (the “Fund”) on June 8, 2017. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. After their review of the information received, the Independent Trustees presented their findings and their recommendation to approve the Agreement to the full Board. In connection with the review, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services to be provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements as well as the Adviser’s risk management processes developed for analyzing, reviewing and assessing risk exposure for the Fund. In particular, the Board considered the management team’s experience relevant to managing other products with a small-cap growth investment strategy, including the performance of the longest in existence predecessor partnership (the “Predecessor Partnership”) as compared to the Russell 2000 Growth Index for the 1-, 3-, 5- and 10-year periods ended December 31, 2016. The Board noted that the Predecessor Partnership outperformed the Russell 2000 Growth Index for the 5- and 10-year periods and underperformed the Russell 2000 Growth Index for the 1- and 3-year periods ended December 31, 2016. The Board also considered the performance of the Predecessor Partnership as compared to peer group information based on data compiled from Lipper Analytical Services, Inc., an independent provider of mutual fund data that is a service of Broadridge Financial Solutions (“Lipper”) and noted that the Predecessor Partnership outperformed the median of the Lipper small cap growth peer group for all periods reviewed. Because the Predecessor Partnership did not operate as a mutual fund and was not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of the performance information.

On the basis of this evaluation and the Board’s experience with the Adviser in managing other series of the Trust, the Board concluded that the nature, quality and extent of services to be provided by the Adviser are expected to be satisfactory.

Fees.    The Board considered the Fund’s proposed advisory fee, estimated operating expenses and total expense ratio, and compared the advisory fee and expense ratio to fees and expense ratios of a peer group of funds based on data compiled from Lipper, as of the fiscal year end of each fund in the peer group. The Board noted that the Fund’s proposed advisory fee of 0.60% would rank in the 70th percentile of the Lipper peer group actual management fees as of April 30, 2017 (1st percentile would be the highest advisory fee). The Board considered that the Adviser will reimburse the Fund for annual expenses in excess of 0.95% of average daily net assets for the Institutional Share Class and 1.20% of average daily net assets for the Investor Share Class (excluding interest, taxes, brokerage commissions, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) for a three-year period, which would rank the Fund’s expense ratio in the 81st percentile for the Institutional Share Class and in the 54th percentile for the Investor Share Class (1st percentile would be the highest expense ratio). In addition, the Board considered that the proposed advisory fee was lower than the advisory fee charged by the Adviser to other “equity” mutual funds that the Adviser manages and was lower than the stated advisory fee for the limited partnerships which will be reorganized into the Fund. The Board also considered the Fund’s advisory fee rate as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that: (i) both the mix of services provided and the level of responsibility and resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts; and (ii) the advisory fees for the other accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace.

On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature and quality of services expected to be provided by the Adviser.

Profitability and Economies of Scale.    In considering the reasonableness of the proposed advisory fee, the Board considered the undertaking by the Adviser to assume the Fund’s organizational expenses as well as to reimburse Fund expenses exceeding a 0.95% cap for the Institutional Share Class and a 1.20% cap for the Investor Share Class (excluding interest, taxes, brokerage commissions, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) for a three-year period.

The Board also considered potential economies of scale with respect to the management of the Fund and whether the Fund will benefit from any economies of scale. The Board noted the Adviser’s estimation that it will not earn its full fee until net assets reach approximately $90 million.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits to be received by the Adviser and its affiliates. The Board noted that the Adviser expects to earn fall-out benefits in the form of soft dollar credits from its relationship with the Fund. The Board concluded that the proposed advisory fee was reasonable in light of any anticipated fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for the Fund were fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

DRH-AR2017

Driehaus Mutual Funds

Trustees & Officers

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Christopher J. Towle

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Stephen J. Kneeley

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

William H. Wallace, III

Secretary

Michael P. Kailus

Assistant Secretary & Anti-Money

Laundering Compliance Officer

Christine Mason

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2017

Driehaus Active Income Fund

Driehaus Event Driven Fund

Driehaus Multi-Asset Growth Economies Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds’ prospectus.

Driehaus Active Income Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Active Income Fund (“Fund”) returned 0.59% for the year ended December 31, 2017. This return underperformed the Fund’s benchmark, the Citigroup 3-Month T-Bill Index, which returned 0.84% for the same period and the Bloomberg Barclays US Aggregate Bond Index, which returned 3.54% for the year.

2017 was a year of unprecedented low volatility coupled with near-record high equity performance. The opportunity for capital appreciation was focused in the first half of the year when high yield credit spreads compressed 45 basis points from 422 basis points to 377 basis points. The second part of the year was fairly stagnant in terms of credit spread movement (high yield spreads tightened 14 basis points), but it did bring some interest rate pressures, particularly on the short end of the curve.

The directional long trading strategy was the most significant contributor for the year, driven primarily by a combination of spread tightening and company specific news events. The positions with the largest impact were a healthcare company that announced its sale, an aerospace and defense company that benefitted from spread tightening and improved earnings, and a Caribbean telecommunications company that also benefitted from spread tightening and solid earnings. The capital structure arbitrage strategy was the second most significant contributor, driven primarily by spread-tightening in long leaning positions in the financial and energy industries. Capital structure arbitrage trades are created with a long and short side to the trade, which will typically move inversely to each other, allowing us to hedge risk and dampen volatility.

On the negative side, the event strategy detracted from performance. Gains in two regional gaming companies and a semiconductor company were offset by losses in a cinema, title insurance, and an entertainment technology company. Directional short positions also detracted from performance. Shorts in a variety of industries and a European sovereign underperformed as credit spreads moved steadily lower throughout the year.

Both portfolio hedging strategies detracted from performance in 2017. The volatility hedges that were focused on various equity indices detracted from the fund as equity markets marched steadily higher throughout the year with historically low volatility. Volatility trades are generally constructed by implementing various option strategies, through forwards, or through the use of credit default swaps on indices. The interest rate hedge, which is constructed with US Treasury futures and US Treasury swaptions, also had a negative effect on returns. The hedge had the largest drag on performance in the first part of the year when significant macro concerns dominated investor sentiment. The hedge contributed to returns in the second half of the year driven by Fed rate hikes, tax reform and pro-reflation macro conditions.

In 2018, we expect the macro environment to continue to be supportive of US credit. Consumers and executives are showing rising confidence (which supports both corporate earnings and security valuations), defaults are low and are expected to remain that way, global growth is solid and interest rates keep inching higher on the back of stronger inflation and growth data. Given this backdrop, we’ve identified a few key themes that we intend to emphasize in the portfolio in 2018. Since there are limited opportunities for capital appreciation in the current credit spread environment, we are focused on increasing the yield on the portfolio with higher quality, coupon-clipping positions while spending less capital on interest rate and top-down volatility hedging.

We anticipate increasing our exposure to leveraged loans during the year and also to have an increased allocation to investment-grade financial institutions. In addition, we will be opportunistically looking for long-volatility trades if spreads continue to tighten and also look to capitalize on non-traditional merger and acquisition activity.

In a lower rate of return environment, it is critical to have effective hedges. In 2018, we plan to focus on minimizing hedging costs through general portfolio positioning. We have decreased the un-hedged duration of the Fund, which means less capital will be needed to hedge the remaining duration exposure. Also, we are focusing on higher quality companies that should hold up better in risk-off environments, which will also decrease our hedging costs.

1

As always, we at Driehaus Capital Management thank you for your interest in the Driehaus Active Income Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Elizabeth Cassidy
Portfolio Manager	Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

2

Driehaus Active Income Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Fund), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/17	1 Year	3 Years	5 Years	10 Years
Driehaus Active Income Fund (LCMAX)[1]	0.59%	1.68%	1.42%	3.63%
FTSE 3-Month T-Bill Index[2]	0.84%	0.38%	0.24%	0.34%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	3.54%	2.24%	2.10%	4.01%

[1]	The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information.

[2]	The FTSE 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The FTSE 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

3

Driehaus Active Income Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 30.67%
Advertising — 1.36%
Getty Images, Inc. 4.50% (US LIBOR+350 basis points), 10/18/19[2,7]	$22,859,686	$20,896,267
Auto Manufacturers — 1.18%
Navistar, Inc. 5.00% (US LIBOR+350 basis points), 11/6/24[2,7]	18,005,502	18,098,320
Computers — 1.92%
DynCorp International, Inc. 7.75% (US LIBOR+600 basis points), 7/7/20[2,7]	10,921,841	10,980,983
McAfee LLC 5.50% (US LIBOR+450 basis points), 9/29/24[2,7]	10,054,800	10,036,852
McAfee LLC 9.83% (US LIBOR+850 basis points), 9/28/25[2,7]	8,400,000	8,442,042

		29,459,877

Entertainment — 2.34%
Scientific Games International, Inc. 4.51% (US LIBOR+325 basis points), 8/14/24[2,7]	35,610,750	35,942,108
Food — 3.29%
Chobani LLC 4.74% (US LIBOR+350 basis points), 10/7/23[2,7]	33,611,542	33,933,540
SUPERVALU, Inc. 4.85% (US LIBOR+350 basis points), 6/8/24[2,7]	10,523,165	10,312,702
SUPERVALU, Inc. 4.85% (US LIBOR+350 basis points), 6/8/24[2,7]	6,313,899	6,187,621

		50,433,863

Insurance — 2.09%
Acrisure LLC 5.25% (US LIBOR+425 basis points), 11/22/23[2,7]	14,202,854	14,364,411
Asurion LLC 7.35% (US LIBOR+600 basis points), 8/4/25[2,7]	17,200,000	17,710,582

		32,074,993

	Shares, Principal Amount, or Number of Contracts	Value
Internet — 7.31%
EIG Investors Corp. 5.00% (US LIBOR+400 basis points), 2/9/23[2,7]	$12,667,224	$12,766,219
Hoya Midco LLC 5.35% (US LIBOR+400 basis points), 6/30/24[2,7]	43,801,633	43,892,960
ProQuest LLC 5.10% (US LIBOR+375 basis points), 10/24/21[2,7]	26,183,998	26,560,523
Uber Technologies, Inc. 5.24% (US LIBOR+400 basis points), 7/13/23[2,7]	28,647,400	28,865,836

		112,085,538

Investment Companies — 0.43%
Larchmont Resources LLC 10.53% (US LIBOR+900 basis points), 3/8/18[2,4,7]	6,703,250	6,636,217
Leisure Time — 1.75%
Equinox Holdings, Inc. 4.35% (US LIBOR+300 basis points), 3/8/24[2,7]	19,900,000	20,107,358
Equinox Holdings, Inc. 8.24% (US LIBOR+700 basis points), 3/8/25[2,7]	6,500,000	6,727,500

		26,834,858

Real Estate Investment Trusts — 1.77%
Uniti Group, Inc. 4.57% (US LIBOR+300 basis points), 10/24/22[2,7]	28,018,990	27,134,711
Retail — 1.87%
Neiman Marcus Group Ltd. LLC 4.49% (US LIBOR+325 basis points), 10/25/20[2,7]	5,590,958	4,581,119
Rite Aid Corp. 6.21% (US LIBOR+475 basis points), 8/21/20[2,7]	7,830,000	7,872,439
Rite Aid Corp. 5.31% (US LIBOR+388 basis points), 6/21/21[2,7]	16,200,000	16,260,750

		28,714,308

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus Active Income Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts	Value
Software — 3.85%
Digicert Holdings, Inc. 5.75% (US LIBOR+475 basis points), 10/31/24[2,7]	$12,750,000	$12,929,265
Digicert Holdings, Inc. 9.00% (US LIBOR+800 basis points), 10/31/25[2,7]	8,500,000	8,565,110
Evergreen Skills Lux Sarl (Luxembourg) 5.98% (US LIBOR+475 basis points), 4/28/21[2,7],9	38,977,493	37,634,134

		59,128,509

Telecommunications — 1.51%
Avaya, Inc. 6.23% (US LIBOR+475 basis points), 11/9/24[2,7]	23,520,000	23,189,309

Total BANK LOANS (Cost $477,291,054)		470,628,878

CORPORATE BONDS — 49.10%
Agriculture — 1.66%
Adecoagro S.A. (Argentina) 6.00%, 9/21/27[1,9]	6,300,000	6,246,450
Vector Group Ltd. 6.13%, 2/1/25[1]	18,509,000	19,156,815

		25,403,265

Banks — 6.12%
JPMorgan Chase & Co. 7.90% (LIBOR 3 Month+347 basis points), 12/29/49[2,3]	19,813,000	20,060,663
Royal Bank of Scotland Group PLC (United Kingdom) 3.66% (LIBOR 3 Month+232 basis points), 3/29/49[2,3,9]	27,450,000	27,244,125
State Street Corp. 2.59% (LIBOR 3 Month+100 basis points), 6/15/37[2,3]	17,670,000	15,924,911
USB Realty Corp. 2.51% (LIBOR 3 Month+115 basis points), 1/15/62[1,2,3]	34,110,000	30,741,637

		93,971,336

Building Materials — 1.29%
Builders FirstSource, Inc. 5.63%, 9/1/24[1,3]	19,034,000	19,808,684

	Shares, Principal Amount, or Number of Contracts		Value
Commercial Services — 2.97%
Ceridian HCM Holding, Inc. 11.00%, 3/15/21[1]	$16,075,000		$16,798,375
Syniverse Foreign Holdings Corp. 9.13%, 1/15/22[1]	28,324,550		28,749,418

			45,547,793

Computers — 2.12%
DynCorp International, Inc. 11.88%, 11/30/20[3]	30,758,946		32,527,585
Diversified Financial Services — 0.00%
Rio Oil Finance Trust Series 2014-1 (Brazil) 9.25%, 7/6/24[1,3,9]	3,407		3,679
Electric — 0.18%
NRG Energy, Inc. 6.25%, 5/1/24	2,600,000		2,723,500
Entertainment — 2.40%
Codere Finance 2 Luxembourg S.A. (Luxembourg) 6.75%, 11/1/21[3,8]	8,000,000	[8]	10,119,894
Codere Finance 2 Luxembourg S.A. (Luxembourg) 7.63%, 11/1/21[3,9]	26,375,000		26,775,900

			36,895,794

Healthcare — Products — 1.90%
Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23[1,3]	28,037,000		29,228,573
Healthcare — Services — 2.34%
Kindred Healthcare, Inc. 8.00%, 1/15/20[3]	15,294,000		16,570,284
Kindred Healthcare, Inc. 6.38%, 4/15/22[3]	19,077,000		19,363,155

			35,933,439

Holding Companies — Diversified — 3.48%
HRG Group, Inc. 7.75%, 1/15/22[3]	51,408,000		53,335,800
Insurance — 1.40%
Acrisure LLC / Acrisure Finance, Inc. 7.00%, 11/15/25[1]	5,040,000		4,857,350
Chubb Corp. 3.61% (LIBOR 3 Month+225 basis points), 4/15/37[2,3]	16,753,000		16,627,353

			21,484,703

Internet — 1.31%
EIG Investors Corp. 10.88%, 2/1/24	18,060,000		20,046,600

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus Active Income Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts	Value
Media — 3.11%
Altice Luxembourg S.A. (Luxembourg) 7.75%, 5/15/22[1,3,9]	$16,005,000	$15,764,925
SFR Group S.A. (France) 7.38%, 5/1/26[1,3,9]	15,320,000	15,722,150
Sinclair Television Group, Inc. 5.63%, 8/1/24[1,3]	15,810,000	16,304,062

		47,791,137

Miscellaneous Manufacturing — 1.55%
Amsted Industries, Inc. 5.00%, 3/15/22[1]	23,250,000	23,802,188
Oil & Gas — 5.79%
Antero Resources Corp. 5.00%, 3/1/25[3]	21,350,000	21,777,000
Chesapeake Energy Corp. 8.00%, 1/15/25[1]	4,250,000	4,292,500
Continental Resources, Inc. 4.90%, 6/1/44[3]	15,129,000	14,448,195
Diamondback Energy, Inc. 4.75%, 11/1/24	6,015,000	6,037,556
Diamondback Energy, Inc. 5.38%, 5/31/25[3]	21,290,000	21,902,087
Newfield Exploration Co. 5.63%, 7/1/24[3]	9,972,000	10,719,900
Newfield Exploration Co. 5.38%, 1/1/26	4,250,000	4,494,375
Transocean, Inc. (Cayman Islands) 9.00%, 7/15/23 [1,9]	3,910,000	4,227,688
Transocean, Inc. (Cayman Islands) 7.50%, 1/15/26[1,9]	850,000	870,443

		88,769,744

Packaging & Containers — 1.44%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 4.63%, 5/15/23[1,3,9]	8,000,000	8,162,400
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 6.00%, 2/15/25[1,3,9]	13,260,000	13,956,150

		22,118,550

Pipelines — 2.04%
Enbridge Energy Partners LP 5.13% (LIBOR 3 Month+380 basis points), 10/1/77[2,3]	31,500,000	31,224,375

	Shares, Principal Amount, or Number of Contracts	Value
Real Estate Investment Trusts — 2.96%
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.25%, 10/15/23[3]	$6,000,000	$5,767,500
Communications Sales & Leasing, Inc. / CSL Capital LLC 7.13%, 12/15/24[1,3]	2,000,000	1,820,000
ESH Hospitality, Inc. 5.25%, 5/1/25[1,3]	37,528,000	37,903,280

		45,490,780

Retail — 0.82%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21[1,3]	18,335,000	10,546,292
Rite Aid Corp. 6.75%, 6/15/21	1,995,000	1,985,025

		12,531,317

Telecommunications — 2.91%
Digicel Ltd. (Jamaica) 6.75%, 3/1/23[3,9]	13,180,000	12,958,049
Digicel Ltd. (Jamaica) 6.75%, 3/1/23[1,3,9]	32,300,000	31,756,068

		44,714,117

Transportation — 1.31%
XPO CNW, Inc. 6.70%, 5/1/34[3]	19,277,000	20,048,080

Total CORPORATE BONDS (Cost $740,194,727)		753,401,039

CONVERTIBLE CORPORATE BONDS — 2.98%
Semiconductors — 1.47%
Microchip Technology, Inc. 1.63%, 2/15/25[3]	13,200,000	22,473,000
Telecommunications — 1.51%
Ciena Corp. 3.75%, 10/15/18[1,3]	19,931,000	23,169,787

Total CONVERTIBLE CORPORATE BONDS (Cost $35,125,871)		45,642,787

U.S. GOVERNMENT AND AGENCY SECURITIES — 0.45%
United States Treasury Note 2.00%, 8/15/25[3]	7,047,000	6,870,001

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,932,930)		6,870,001

Notes to Financial Statements are an integral part of this Schedule.

6

Driehaus Active Income Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 6.79%
Auto Manufacturers — 0.57%
General Motors Co.[3]	212,341	$8,703,858
Banks — 1.34%
BB&T Corp.	80,600	4,007,432
Huntington Bancshares, Inc.	334,950	4,876,872
Kearny Financial Corp.	268,600	3,881,270
KeyCorp	202,382	4,082,045
M&T Bank Corp.	21,493	3,675,088

		20,522,707

Investment Companies — 0.17%
Larchmont Resources LLC[4]	7,824	2,699,280
Media — 1.02%
Charter Communications, Inc., Class A*	—	121
TiVo Corp.	1,003,087	15,648,157

		15,648,278

Savings & Loans — 0.22%
Investors Bancorp, Inc.	244,282	3,390,634
Semiconductors — 2.85%
NXP Semiconductors N.V. (Netherlands)*[3,9]	373,710	43,757,704
Software — 0.62%
Avaya Holdings Corp.*	540,375	9,483,581

Total COMMON STOCKS (Cost $99,182,043)		104,206,042

CONVERTIBLE PREFERRED STOCKS — 2.94%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[4,5,6]	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 6.25%, 12/15/12[4,5,6]	11,790,650	—

		—

Banks — 1.54%
Huntington Bancshares, Inc. 8.50%, 1/15/67	16,800	23,604,000
Investment Companies — 1.40%
Mandatory Exchangeable Trust 5.75%, 6/3/19[1,3]	110,000	21,437,350

Total CONVERTIBLE PREFERRED STOCKS (Cost $35,107,060)		45,041,350

	Shares, Principal Amount, or Number of Contracts	Value
PREFERRED STOCKS — 2.42%
Banks — 2.42%
GMAC Capital Trust I 7.20% (LIBOR 3 Month+579 basis points), 2/15/40[2,3]	1,428,511	$37,069,860

Total PREFERRED STOCKS (Cost $38,235,282)		37,069,860

PURCHASED PUT OPTIONS — 0.00%
Alibaba Group Holding Ltd. ADR, Exercise Price: $30.00, Notional Amount $4,500,000, Expiration Date: January 19, 2018*[6]	1,500	—

Total PURCHASED PUT OPTIONS (Premiums paid $151,991)		—

TOTAL INVESTMENTS (Cost $1,432,220,958)	95.35%	$1,462,859,957
Other Assets less Liabilities	4.65%	71,410,302

Net Assets	100.00%	$1,534,270,259

SECURITIES SOLD SHORT — (7.33)%
CORPORATE BONDS — (1.65)%
Diversified Financial Services — (0.12)%
Abe Investment Holdings, Inc./Getty Images, Inc. 7.00%, 10/15/20[1]	$(2,565,000)	$(1,769,850)
Entertainment — (1.06)%
Scientific Games International, Inc. 7.00%, 1/1/22 [1]	(11,000,000)	(11,646,250)
Scientific Games International, Inc. 7.00%, 1/1/22	(4,400,000)	(4,658,500)

		(16,304,750)

Pipelines — (0.47)%
Enbridge Energy Partners LP 5.88%, 10/15/25	(6,400,000)	(7,271,206)

Total CORPORATE BONDS (Proceeds $24,285,192)		(25,345,806)

Notes to Financial Statements are an integral part of this Schedule.

7

Driehaus Active Income Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts	Value
U.S. GOVERNMENT AND AGENCY SECURITIES — (1.87)%
United States Treasury Bond
3.00%, 11/15/44	$(16,000,000)	$(16,813,120)
3.00%, 5/15/45	(11,293,000)	(11,865,149)

		(28,678,269)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $28,449,413)		(28,678,269)

COMMON STOCKS — (3.81)%
Internet — (1.31)%
Alibaba Group Holding Ltd. ADR*	(116,750)	(20,131,202)
Media — 0.00%
Charter Communications, Inc., Class A*	—	(123)
Real Estate Investment Trusts — (0.45)%
Quality Care Properties, Inc.*	(495,954)	(6,849,125)
Semiconductors — (1.37)%
Microchip Technology, Inc.	(239,591)	(21,055,257)
Telecommunications — (0.68)%
Ciena Corp.*	(495,800)	(10,377,094)

Total COMMON STOCKS (Proceeds $40,354,195)		(58,412,801)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $93,088,800)	(7.33)%	$(112,436,876)

WRITTEN CALL OPTIONS — (0.26)%
NXP Semiconductors N.V. (Netherlands), Exercise Price: $110.00, Notional Amount $(34,100,000), Expiration Date: January 18, 2019*[9]	(3,100)	$(4,030,000)

TOTAL WRITTEN CALL OPTIONS (Premiums received $1,610,037)	(0.26)%	$(4,030,000)

*	Non-income producing security.

US	LIBOR — U.S. Dollar London Interbank Offered Rate.

LIBOR	3 Month — 3 Month U.S. Dollar London Interbank Offered Rate.
[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable or Floating rate security. Rates disclosed as of December 31, 2017.

[3]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[4]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.

[5]	Security is in default.

[6]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[7]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2017. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[8]	Foreign security, par value shown in local currency (Euro).

[9]	Foreign security denominated in U.S. dollars and traded in the U.S.

Percentages are stated as a percent of net assets.

Security Type	Percent of Total Net Assets
Bank Loans	30.67%
Corporate Bonds	49.10%
Convertible Corporate Bonds	2.98%
U.S. Government and Agency Securities	0.45%
Common Stocks	6.79%
Convertible Preferred Stocks	2.94%
Preferred Stocks	2.42%
Purchased Put Options	0.00%

Total Investments	95.35%
Other Assets less Liabilities	4.65%

Total Net Assets	100.00%

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

8

Driehaus Active Income Fund

Schedule of Investments

December 31, 2017

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Buy	5.00%	Quarterly	12/20/2018	0.17%	$(1,492,458)	$1,004,681	$(487,777)
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	8,000,000	Buy	1.00	Quarterly	6/20/2018	0.11	154,644	(191,200)	(36,556)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	Quarterly	6/20/2018	0.11	77,280	(95,559)	(18,279)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	Quarterly	6/20/2018	0.11	80,701	(98,980)	(18,279)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	Quarterly	6/20/2018	0.11	91,703	(109,981)	(18,278)
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	20,000,000	Buy	1.00	Quarterly	9/20/2018	0.12	309,975	(444,949)	(134,974)
Goldman Sachs	SUPERVALU, Inc. 6.75%, 6/1/21	USD	17,660,000	Buy	5.00	Quarterly	12/20/2022	6.49	1,125,825	(108,308)	1,017,517
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	Quarterly	12/20/2018	0.07	(2,134,040)	1,528,369	(605,671)
Morgan Stanley	The Markit iTraxx Europe
	Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	Quarterly	12/20/2018	0.07	(2,137,029)	1,531,358	(605,671)
Morgan Stanley	The Markit iTraxx Europe
	Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	Quarterly	12/20/2018	0.07	(2,252,200)	1,646,529	(605,671)

TOTAL CREDIT DEFAULT SWAPS									$(6,175,599)	$4,661,960	$(1,513,639)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[2]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[3]	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR — Euro

USD — United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

9

Driehaus Active Income Fund

Schedule of Investments

December 31, 2017

Total Return Swaps
Counterparty	Reference Instrument	Currency	Notional Amount	Pay/ Receive Total Return on Reference Instrument	Financing Rate[3]	Payment Frequency	Termination Date	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Goldman Sachs	Goldman Sachs Catch-Up Energy Index[4]	USD	1,934,167	See Note 1	1-Month USD-LIBOR plus 0.40%	Monthly	9/18/2018	$—	$185,031	$2,119,198
Goldman Sachs	Goldman Sachs Stable Energy Index[5]	USD	6,515,378	See Note 1	1-Month USD-LIBOR plus 0.40%	Monthly	9/18/2018	—	895,065	7,410,443
Goldman Sachs	Egypt Treasury Bill 0.00%, 6/5/2018	EGP	370,050,000	See Note 2	3-Month USD-LIBOR plus 0.75%	At Termination	6/5/2018	19,229,219	62,000	19,291,218

TOTAL TOTAL RETURN SWAPS								$19,229,219	$1,142,096	$28,820,859

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has increased and makes payment if the value has decreased.

[2]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference treasury bill has increased and makes payment if the value has decreased.

[3]	Financing rate is based upon predetermined notional amounts.

[4]	The Goldman Sachs Catch-Up Energy Index is a customized index comprised of 4 U.S. energy equity securities.

[5]	The Goldman Sachs Stable Energy Index is a customized index comprised of 5 U.S. energy equity securities.

EGP — Egyptian Pound

USD — United States Dollar

1-Month USD-LIBOR — 1 Month U.S. Dollar London Interbank Offered Rate.

3-Month USD-LIBOR — 3 Month U.S. Dollar London Interbank Offered Rate.

SWAPTIONS

Interest Rate Swaptions
Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/ Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR	USD	61,000,000	Pay	2.14%	2/1/2018	$334,890	$375,756
Morgan Stanley	3-Month USD-LIBOR	USD	47,000,000	Pay	2.25	2/1/2018	366,835	285,560
Morgan Stanley	3-Month USD-LIBOR	USD	34,000,000	Pay	2.38	2/1/2018	373,558	211,841

TOTAL INTEREST RATE SWAPTIONS							$1,075,283	$873,157

USD — United States Dollar

3-Month USD-LIBOR — 3 Month U.S. Dollar London Interbank Offered Rate.

Notes to Financial Statements are an integral part of this Schedule.

10

Driehaus Active Income Fund

Schedule of Investments

December 31, 2017

FUTURES CONTRACTS

Counterparty	Futures Contracts	Number of Contracts (Short)	Expiration Date	Notional Amount	Value at December 31, 2017	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	U.S. 5 Year Treasury Note	(2,158)	March 29, 2018	$(251,595,160)	$(250,682,128)	$913,032
Goldman Sachs	U.S. 10 Year Treasury Note	(640)	March 20, 2018	(79,646,856)	(79,390,016)	256,840
Goldman Sachs	U.S. Treasury Long Bond	(277)	March 20, 2018	(42,149,358)	(42,381,000)	(231,642)

TOTAL FUTURES CONTRACTS				$(373,391,374)	$(372,453,144)	$938,230

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	9,373,600	EUR	8,000,000	February 2, 2018	$(245,022)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(245,022)

EUR = Euro

USD = United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

11

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Event Driven Fund (“Fund”) returned 4.35% for the year ended December 31, 2017. This return is in comparison to the performance of the Fund’s benchmark, the S&P 500 Index (the “Benchmark”), which returned 21.83% for the same period, and the Citigroup 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, which returned 0.84%.

As financial markets closed the ninth year of the bull market, activity in the event-driven investing category continued to be robust. According to Dealogic and Citi, mergers and acquisitions (M&A) volume (as measured in dollars) was the third highest annual level since the 2008 crisis. Importantly, this elevated M&A volume brought with it a material increase in purchase multiples — as measured by enterprise value-to-earnings before interest, taxes, depreciation and amortization (EBITDA), multiples rose to 14.0 times, well above the long term average of 11.6 times. Additionally, market activity for IPOs and spinoffs remained similarly robust.

Within the Fund, catalyst-driven long equity positions were the most significant contributors to performance during the year. The largest single contributor from this strategy was a long equity position in a company that develops and distributes biomedical treatments; the stock’s positive performance was primarily due to the release of efficacy data related to one of its drugs. The second largest contributor from this strategy was also a healthcare company. The company focuses on small molecule cancer drugs for genetically defined patient subsets and had positive performance due to the company’s announcement that a large number of patients responded favorably to treatment from one of its drugs. However, not all catalyst-driven long equity positions performed well. The single largest detractor from the Fund’s return was an equity catalyst-driven trade in a motion picture production and distribution company. The company’s stock underperformed expectations due to a weak summer box office and the on-going threat of premium on-demand movie viewing in the home. Notably, the Fund’s bond catalyst-driven trades also contributed positively to Fund returns. Bond catalyst-driven trades are typically event driven trades that are expressed predominately through bond positions.

Portfolio hedges detracted the most from Fund returns during the year. In particular, a biotech ETF used as a hedge to the Fund’s long single-stock equity exposure detracted from performance for the year as sentiment improved surrounding the prospects for the biotech industry. Portfolio hedges typically include options, forwards on currencies, indices or commodities, credit default swaps, and interest rate futures. These securities are generally used to hedge unwanted exposures, such as to the equity market, foreign currencies or credit risks, or to help dampen market volatility.

Risk arbitrage trades also detracted from performance for the year. Risk arbitrage trades attempt to capture a valuation discrepancy between similar securities. The biggest detractor was a trade in which the merger spread widened after the Department of Justice filed a lawsuit to block closure of the proposed transaction. This legal action significantly altered the probability of deal closure. The merger spread became far less attractive and the Fund exited the position.

Within the Fund, we seek to have lower volatility than the Benchmark. For the year, Fund volatility was 7.12% versus the Benchmark volatility of 6.77%. 2017 was a year of unprecedented low volatility making it difficult to achieve our goal. We also seek to provide some diversification from the Benchmark. For 2017, the Fund’s correlation to the Benchmark was 0.54.

As the Fund enters 2018, our focus remains committed to capitalizing on our repeatable process for investment ideas and trade structures. Creating asymmetric risk reward set ups, aligned with incentivized key players that are successful stewards of capital, will continue to be a focal point. Likewise, an emphasis on producing outcomes with limited correlation to the broader markets and keying in on optimal structuring across asset classes will remain an area of interest. Seminal changes such as financial deregulation, E-commerce penetration and the further blurring of retailer lines, and an FDA supportive of new drug approvals are taking place. Tax reform will have implications across industries, company structures and investment cycles. Given the significance of the tax legislation, we think the tentacles of the reform will ripple through the financial system and capital structures throughout the year intermittently, much like the US election outcome of 2016 had a finger on the pulse of markets throughout this past year.

12

As we look ahead into 2018, we believe the historically low volatility regime that has gripped the global markets for the better part of two years will come to an end in 2018, likely driven by higher interest rate volatility as a response to an uptick in global growth and inflation expectations. We expect that this regime change will be supportive of our strategy and look forward to opportunities that may arise as a result.

As always, we thank you for your investment in the Driehaus Event Driven Fund. We appreciate your confidence in our management capabilities.

Sincerely,

K.C. Nelson	Michael Caldwell
Portfolio Manager	Assistant Portfolio Manager

Tom McCauley	Yoav Sharon
Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

13

Driehaus Event Driven Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 26, 2013 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/17	1 Year	3 Years	Since Inception (8/26/13 - 12/31/17)
Driehaus Event Driven Fund (DEVDX)[1]	4.35%	3.12%	2.92%
S&P 500 Index[2]	21.83%	11.41%	13.87%
FTSE 3-Month T-Bill Index[3]	0.84%	0.38%	0.27%

[1]	The returns for the periods prior to March 1, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.

[3]	The FTSE 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The FTSE 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

14

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts		Value
BANK LOANS — 4.91%
Advertising — 2.20%
Getty Images, Inc. 4.50% (US LIBOR+350 basis points), 10/18/19[2,7]	$3,989,529		$3,646,868
Cosmetics/Personal Care — 1.83%
Revlon Consumer Products Corp. 5.07% (US LIBOR+350 basis points), 9/7/23[2,7]	4,050,011		3,029,915
Telecommunications — 0.88%
Avaya, Inc. 6.23% (US LIBOR+475 basis points), 11/9/24[2,7]	1,470,000		1,449,332

Total BANK LOANS (Cost $8,728,241)			8,126,115

CORPORATE BONDS — 15.55%
Banks — 1.63%
USB Realty Corp. 2.51% (LIBOR 3 Month+115 basis points), 1/15/62[1,2]	3,000,000		2,703,750
Commercial Services — 4.65%
Rent-A-Center, Inc. 4.75%, 5/1/21[3]	6,801,000		6,426,945
Syniverse Foreign Holdings Corp. 9.13%, 1/15/22[1]	1,250,000		1,268,750

			7,695,695

Distribution/Wholesale — 3.83%
Matalan Finance PLC (United Kingdom) 6.88%, 6/1/19[8]	4,750,000	[8]	6,347,070
Diversified Financial Services — 0.41%
Abe Investment Holdings, Inc./Getty Images, Inc. 7.00%, 10/15/20[1]	1,000,000		680,000
Telecommunications — 5.03%
HC2 Holdings, Inc. 11.00%, 12/1/19[1,3]	8,205,000		8,338,331

Total CORPORATE BONDS (Cost $25,453,783)			25,764,846

COMMON STOCK — 68.47%
Biotechnology — 8.73%
Blueprint Medicines Corp.*	39,082		2,947,174
Loxo Oncology, Inc.*[3]	136,690		11,506,564

			14,453,738

	Shares, Principal Amount, or Number of Contracts	Value
Building Materials — 8.12%
Builders FirstSource, Inc.*	229,758	$5,006,427
Eagle Materials, Inc.	45,804	5,189,593
Martin Marietta Materials, Inc.[3]	14,742	3,258,572

		13,454,592

Chemicals — 6.03%
Huntsman Corp.	160,882	5,355,762
Venator Materials PLC (United Kingdom)*	209,142	4,626,221

		9,981,983

Commercial Services — 2.47%
Quanta Services, Inc.*	85,353	3,338,156
Rent-A-Center, Inc.	68,390	759,129

		4,097,285

Healthcare — Services — 1.31%
Natera, Inc.*[3]	242,300	2,178,277
Insurance — 6.24%
FGL Holdings (Bermuda)*[3]	1,027,075	10,342,645
Media — 1.68%
TiVo Corp.[3]	178,272	2,781,043
Pharmaceuticals — 10.66%
Aclaris Therapeutics, Inc.*	155,525	3,835,246
Akorn, Inc.*	107,474	3,463,887
Array Biopharma, Inc.*	361,167	4,622,938
Catalyst Pharmaceuticals, Inc.*	87,058	340,397
Clementia Pharmaceuticals, Inc. (Canada)*	220,487	4,184,843
Concert Pharmaceuticals, Inc.*	46,548	1,204,197

		17,651,508

Retail — 1.02%
Group 1 Automotive, Inc.	23,703	1,682,202
Savings & Loans — 5.73%
OceanFirst Financial Corp.[3]	180,438	4,736,498
Oritani Financial Corp.[3]	183,563	3,010,433
Waterstone Financial, Inc.	102,165	1,741,913

		9,488,844

Semiconductors — 7.91%
NXP Semiconductors N.V. (Netherlands)*	111,968	13,110,333
Software — 0.92%
Avaya Holdings Corp.*	87,008	1,526,990
Transportation — 7.65%
XPO Logistics, Inc.*[3]	138,331	12,669,736

Total COMMON STOCK (Cost $102,817,458)		113,419,176

Notes to Financial Statements are an integral part of this Schedule.

15

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts	Value
CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[4,5,6]	25,000	$—
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/41[4,5,6]	162,750	—

Total CONVERTIBLE PREFERRED STOCK (Cost $1,877)		—

TOTAL INVESTMENTS (Cost $137,001,359)	88.93%	$147,310,137
Other Assets less Liabilities	11.07%	18,337,612

Net Assets	100.00%	$165,647,749

SECURITIES SOLD SHORT — (13.56)%
CORPORATE BONDS — (1.68)%
Cosmetics/Personal Care — (1.68)%
Revlon Consumer Products Corp. 5.75%, 2/15/21	$(3,640,000)	$(2,784,600)

Total CORPORATE BONDS (Proceeds $3,214,048)		(2,784,600)

COMMON STOCK — (0.91)%
Real Estate Investment Trusts — (0.91)%
Quality Care Properties, Inc. *	(109,055)	(1,506,049)

Total COMMON STOCK (Proceeds $1,610,630)		(1,506,049)

EXCHANGE-TRADED FUNDS — (10.97)%
iShares Nasdaq Biotechnology ETF	(50,400)	(5,381,208)
iShares PHLX Semiconductor ETF	(12,938)	(2,197,002)
SPDR S&P Biotech ETF	(124,825)	(10,593,898)

Total EXCHANGE-TRADED FUNDS (Proceeds $16,126,474)		(18,172,108)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $20,951,152)	(13.56)%	$(22,462,757)

WRITTEN CALL OPTIONS — (0.69)%
NXP Semiconductors N.V. (Netherlands), Exercise Price: $110.00, Notional Amount $(9,625,000), Expiration Date: January 18, 2019*	(875)	(1,137,500)

TOTAL WRITTEN CALL OPTIONS (Premiums received $454,126)	(0.69)%	$(1,137,500)

*	Non-income producing security.

US	LIBOR — U.S. Dollar London Interbank Offered Rate.

LIBOR	3 Month — 3 Month U.S. Dollar London Interbank Offered Rate.

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable or floating rate security. Rates disclosed as of December 31, 2017.

[3]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[4]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.

[5]	Security is in default.

[6]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[7]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2017. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[8]	Foreign security, par value shown in local currency (British Pound).

Percentages are stated as a percent of net assets.

Security Type	Percent of Total Net Assets
Corporate Bonds	15.55%
Common Stock	68.47%
Convertible Preferred Stock	0.0%
Bank Loans	4.91%

Total Investments	88.93%
Other Assets less Liabilities	11.07%

Total Net Assets	100.00%

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

16

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	6,216,372	GBP	4,750,000	February 2, 2018	$(203,913)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(203,913)

GBP = British Pound

USD = United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

17

Driehaus Multi-Asset Growth Economies Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Multi-Asset Growth Economies Fund (“Fund”) returned 21.14% for the period from inception on April 10, 2017 through December 31, 2017.1 The Fund’s primary benchmark, which is an equally weighted benchmark comprised 50% by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and 50% by the JP Morgan Global Bond Index Emerging Markets Global Diversified (“Benchmark”), returned 15.47% for the same time period, while the MSCI Emerging Markets Index returned 22.72%.

Multiple factors set the stage for a robust year of global equity market performance. Strong economic figures, notably European GDP (gross domestic product) and North Asian trade data, confirmed a pickup in coordinated global growth. At the same time, subdued US inflation sustained market expectations of a modest interest rate tightening cycle, while progress on tax reform lifted investor sentiment. Moderate depreciation of the US dollar versus most major currencies further helped encourage risk-on sentiment.

In 2017, equity security selection in the financials, information technology and telecommunications sectors contributed to the Fund’s return versus the Benchmark. From a country perspective, holdings in China and India made key contributions to performance versus the Benchmark in the period since the Fund’s inception.

Ping An Insurance Group Co. of China, Ltd. (Ticker: 2318 HK) was one of the most significant contributors to the Fund’s return on an absolute basis. The China-based company provides personal financial products and services such as insurance, banking and investments. Earnings growth from life and health insurance as well as the asset management business drove core business growth. Additionally, the proprietary financial technology powering the company’s ecosystem has become increasingly valuable and a key differentiating factor.

For 2017, stock selection within the energy and utilities sectors detracted from the Fund’s returns versus the Benchmark. At the country level, holdings in Pakistan and Brazil detracted from Fund performance versus the Benchmark.

One of the most significant detractors from Fund performance was an equity holding in Pakistan, United Bank, Ltd. (Ticker: UBL PA). The company provides commercial banking and related services. Political uncertainty in the country regarding corruption investigations targeted at the sitting Prime Minister, a widening current account deficit and foreign exchange concerns drove down the company’s share price. However, fundamentals remain strong with superior margins and solid potential for growth.

The non-equity allocations in the Fund generally consist of sovereign bonds and derivatives, including purchased and written options on currencies and index ETFs, interest rate swaps and foreign currency forward contracts. These positions are primarily utilized to hedge or gain exposure to certain market segments, hedge against interest rate fluctuations and manage currency risk in the Fund’s equity holdings. Since the Fund’s inception in April, these positions, in aggregate, contributed to the Fund’s return. From a country perspective, the top contributors were in South Africa and Egypt. The Fund holds a small position in South African bonds that is currency hedged. We have remained underweight in South Africa given the risk in local politics, foreign flows exposure and high volatility of the currency. Egyptian treasury bill holdings also contributed to returns. The low beta nature, high yields and stable currency of these treasury bills support the Fund’s objective of achieving high volatility-adjusted returns. Interest rate swap positions were a detractor in 2017 due to the rising inflation caused by currency volatility and rising energy prices. This increase in inflation and inflation expectations led the Bank of Mexico to raise the policy rate which worked counter to the Fund’s positioning.

We remain positive on the prospects for emerging markets, particularly relative to developed markets. The case for emerging markets is built upon attractive relative valuations and improving fundamentals, most notably a better outlook for profit margins and growth, more disciplined corporate management, and structural reforms supporting macroeconomic conditions. From a multi-asset perspective, we continue to be overweight equities relative to other assets as they are best-positioned to benefit from a growth recovery and a recovery in profitability. Despite that view, we see cyclical optimism across markets globally as being very high, equities being broadly expensive and thus we continue to look for lower volatility fixed income positions to fill out the portfolio. We see the outlook for emerging market foreign currency in 2018 as supportive given anticipated continuation of US dollar weakness and the fact that most emerging market currencies remain cheap on a trade-weighted basis. As such, we expect inflows to continue to be strong into the asset class.

18

We thank you for your interest in the Driehaus Multi-Asset Growth Economies Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Rich Thies	Chad Cleaver
Lead Portfolio Manager	Portfolio Manager

Howard Schwab	Ayman Ahmed
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

19

Driehaus Multi-Asset Growth Economies Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since April 10, 2017 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Cumulative Total Returns as of 12/31/17	Since Inception (4/10/17 - 12/31/17)
Driehaus Multi-Asset Growth Economies Fund (DMAGX)[1]	21.14%
MSCI EM/JP Morgan GBI Blended Index[2]	15.47%
MSCI Emerging Markets Index-N3	22.72%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The MSCI EM/JPMorgan GBI Blended Index is an equally weighted benchmark comprised of 50 percent by the Morgan Stanley Capital International Emerging Markets Index-Net (MSCI EM) and 50 percent by the JPMorgan Global Bond Index Emerging Markets Global Diversified (JPMorgan GBI). The MSCI EM is a market capitalization-weighted index designed to measure equity market performance in emerging markets and the JPMorgan GBI tracks debt instruments in the emerging markets. Source: Morgan Stanley Capital International Inc. and JPMorgan.

[3]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

20

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts		Value
SOVEREIGN BONDS — 21.88%
Argentina — 4.62%
Letras del Banco Central de la Republica Argentina 7.77%, 4/18/18[7]	15,000,000	[7]	$748,091
Letras del Banco Central de la Republica Argentina 24.32%, 8/15/18[7]	21,000,000	[7]	971,773
Provincia de Buenos Aires 25.36% (BADLARPP+383 basis points), 5/31/22[2,6,7]	5,000,000	[7]	277,316

			1,997,180

Egypt — 4.66%
Egypt Treasury Bills 15.72%, 7/31/18[7]	10,000,000	[7]	508,406
Egypt Treasury Bills 15.63%, 8/21/18[7]	18,000,000	[7]	907,395
Egypt Treasury Bills 15.51%, 11/27/18[7]	12,400,000	[7]	598,496

			2,014,297

Indonesia — 3.82%
Indonesia Treasury Bond 8.38%, 9/15/26[7]	19,827,000,000	[7]	1,651,129
Malaysia — 2.12%
Malaysia Government Bond 3.90%, 11/30/26[7]	3,750,000	[7]	914,695
Mexico — 2.19%
Mexican Bonos 7.50%, 6/3/27[7]	188,000	[7]	945,092
Poland — 2.37%
Republic of Poland Government Bond 2.50%, 7/25/27[7]	3,800,000	[7]	1,021,299
South Africa — 2.10%
Republic of South Africa Government Bond 8.50%, 1/31/37[7]	12,466,000	[7]	906,240

Total SOVEREIGN BONDS (Cost $9,493,489)			9,449,932

EQUITY SECURITIES — 69.45%
Argentina — 2.16%
MercadoLibre, Inc.[3]	1,612		507,232
Telecom Argentina SA ADR[3]	11,601		424,945

			932,177

Brazil — 5.08%
Ambev SA ADR[3]	36,518		235,906
Banco do Brasil SA	22,876		219,443
Banco Santander Brasil SA	35,316		339,415

	Shares, Principal Amount, or Number of Contracts	Value
Hypermarcas SA	16,414	$178,139
Odontoprev SA	61,471	294,837
Petroleo Brasileiro SA — SP ADR*[3]	31,715	326,347
Vale SA — ADR[3]	48,878	597,778

		2,191,865

Canada — 0.53%
IAMGOLD Corp.*[3]	39,131	228,134
China — 23.02%
58.com, Inc. ADR*[3]	2,423	173,414
AIA Group, Ltd.	62,353	531,919
Alibaba Group Holding, Ltd. — SP ADR*[3]	8,169	1,408,581
Aluminum Corp. of China, Ltd. — H*	320,069	229,004
China Construction Bank Corp. — H	294,018	270,953
China Life Insurance Co., Ltd. — H	97,349	305,894
China Shenhua Energy Co., Ltd.	127,000	329,167
CSPC Pharmaceutical Group, Ltd.	254,238	513,494
GDS Holdings, Ltd. ADR*[3]	11,619	261,776
Hangzhou Hikvision Digital Technology Co., Ltd. — A	52,584	314,923
Industrial & Commercial Bank of China, Ltd.	540,117	434,837
JD.com, Inc. ADR*[3]	7,829	324,277
Kweichow Moutai Co., Ltd. — A	5,572	596,808
Lee & Man Paper Manufacturing, Ltd.	210,594	249,061
Li Ning Co., Ltd.*	410,489	332,577
Ping An Insurance Group Co. of China, Ltd. — H	91,247	950,088
Sands China, Ltd.	103,410	534,065
Silergy Corp.	10,000	228,506
Tencent Holdings, Ltd.	34,119	1,773,005
Tonghua Dongbao Pharmaceutical Co., Ltd.	50,300	176,807

		9,939,156

Cyprus — 0.58%
TCS Group Holding PLC GDR	13,342	251,497
Czech Republic — 0.56%
Moneta Money Bank AS1	62,310	241,118
Egypt — 0.33%
Commercial International Bank Egypt SAE — GDR	32,956	143,194

Notes to Financial Statements are an integral part of this Schedule.

21

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts	Value
France — 0.79%
LVMH Moet Hennessy Louis Vuitton SE	1,162	$342,158
Greece — 1.37%
Hellenic Telecommunications Organization SA	26,772	369,424
OPAP SA	17,768	223,859

		593,283

India — 5.25%
Crompton Greaves Consumer Electricals, Ltd.	16,842	72,695
HDFC Bank, Ltd. — ADR[3]	6,643	675,394
Housing Development Finance Corp., Ltd.	9,839	263,658
ICICI Bank, Ltd. — SP ADR[3]	31,852	309,920
Petronet LNG, Ltd.	64,362	256,883
Tata Consultancy Services, Ltd.	10,315	436,534
Vakrangee, Ltd.	38,058	250,580

		2,265,664

Indonesia — 2.18%
PT Bank Central Asia Tbk	223,597	360,920
PT Bank Tabungan Negara Persero Tbk	1,333,063	350,767
Telekomunikasi Indonesia Persero Tbk	703,023	230,066

		941,753

Malaysia — 1.03%
Public Bank BHD	86,387	443,568
Mexico — 2.60%
America Movil S.A.B. de C.V. — L — SP ADR[3]	14,634	250,973
Grupo Financiero Banorte S.A.B. de C.V. — O	76,625	420,215
Prologis Property Mexico S.A. de C.V.	133,409	230,756
Wal-Mart de Mexico S.A.B. de C.V.	89,902	220,337

		1,122,281

Pakistan — 0.99%
United Bank, Ltd.	252,244	429,672
Philippines — 0.66%
BDO Unibank, Inc.	86,277	283,442
Qatar — 0.46%
Qatar National Bank QPSC	5,661	197,443

	Shares, Principal Amount, or Number of Contracts	Value
Russia — 3.03%
Gazprom PJSC — ADR	63,899	$281,794
MMC Norilsk Nickel PJSC ADR	20,463	383,477
Sberbank of Russia PJSC — SP ADR	37,974	642,900

		1,308,171

South Africa — 2.52%
Capitec Bank Holdings, Ltd.	2,395	212,537
MTN Group, Ltd.	44,895	495,669
Sasol, Ltd.	10,921	377,947

		1,086,153

South Korea — 8.42%
Hana Financial Group, Inc.	12,309	572,592
ING Life Insurance Korea, Ltd.[1]	5,003	249,554
LG Chem, Ltd.*	808	305,675
Macquarie Korea Infrastructure Fund	33,158	255,526
Netmarble Games Corp.*[1]	1,718	302,501
POSCO ADR*[3]	2,745	214,467
Samsung Biologics Co., Ltd.*[1]	1,253	434,228
Samsung Electronics Co., Ltd.	491	1,168,622
SK Holdings Co., Ltd.	508	134,290

		3,637,455

Taiwan — 4.40%
Cathay Financial Holding Co., Ltd.	347,578	624,878
MediaTek, Inc.	28,331	279,897
Silicon Motion Technology Corp. — ADR[3]	8,150	431,624
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	73,175	564,331

		1,900,730

Thailand — 0.73%
Kasikornbank PCL — NVDR	25,247	179,727
Star Petroleum Refining PCL — NVDR	262,324	137,642

		317,369

Turkey — 1.03%
Turkcell Iletisim Hizmetleri AS	109,210	446,002
United Arab Emirates — 0.96%
Abu Dhabi Commercial Bank PJSC	106,704	197,557
DP World, Ltd.	8,738	218,450

		416,007

Notes to Financial Statements are an integral part of this Schedule.

22

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2017

	Shares, Principal Amount, or Number of Contracts	Value
United States — 0.77%
Applied Materials, Inc.[3]	6,488	$331,667

Total EQUITY SECURITIES (Cost $24,787,761)		29,989,959

PURCHASED CALL OPTION — 0.08%
OTC TRY vs USD Exercise Price: $3.92, Notional Amount: $3,920,000 Expiration Date: January 15, 2018 Counterparty: Goldman Sachs	1,000,000	31,909

Total PURCHASED CALL OPTION (Premiums paid $14,588)		31,909

EQUITY CERTIFICATES — 1.44%
India — 1.44%
Hindustan Petroleum Corp., Ltd.[5]	19,440	127,493
ITC, Ltd.[5]	48,407	199,650
Mahanagar Gas, Ltd.[5]	8,711	149,374
Motherson Sumi Systems, Ltd.*[5]	24,507	145,616

Total EQUITY CERTIFICATES (Cost $537,444)		622,133

TOTAL INVESTMENTS (Cost $34,833,282)	92.85%	$40,093,933
Other Assets less Liabilities	7.15%	3,089,460

Net Assets	100.00%	$43,183,393

*	Non-income producing security.

ADR — American Depository Receipt

BADLARPP Index — Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days

CALY — Calyon Securities

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

TRY — Turkish Lira

USD — United States Dollar

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable or floating rate security. Rates disclosed as of December 31, 2017.

[3]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[4]	Foreign security denominated in U.S. dollars and traded in the U.S.

[5]	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2017, the value of these restricted securities amounted to $622,133 or 1.44% of net assets. These restricted securities have not been deemed illiquid.

[6]	Daily valuation of security includes daily interest income.

[7]	Foreign security, par value shown in local currency.

Percentages are stated as a percent of net assets.

Additional information on each restricted security is as follows:

Security	Counter- Party	Acquisition Date(s)	Acquisition Costs
Hindustan Petroleum Corp., Ltd.	CALY	5/17/17	$110,524
ITC, Ltd.	CALY	4/11/17	$205,716
Mahanagar Gas, Ltd.	CALY	4/11/17	$124,025
Motherson Sumi Systems, Ltd.	CALY	4/11/17	$97,179

Notes to Financial Statements are an integral part of this Schedule.

23

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2017

Security Type/Sector	Percent of Total Net Assets
Sovereign Bonds	21.88%
Equity Securities	69.45%
Purchased Call Options	0.08%
Equity Certificates	1.44%

Total Investments	92.85%
Other Assets less Liabilities	7.15%

Total Net Assets	100.00%

Regional Weightings(a)

Asia/Far East Ex-Japan	53.07%
South America	11.86%
Africa	9.61%
Eastern Europe	7.78%
North America	6.17%
Middle East	2.99%
Western Europe	1.37%

(a)	All percentages are stated as a percent of net assets at December 31, 2017.

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Goldman Sachs	United Mexican States 4.15%, 3/28/27 5 Year Senior Debt	USD	3,500,000	Buy	1.00%	Quarterly	12/20/2022	1.06%	$18,257	$(9,721)	$8,536

TOTAL CREDIT DEFAULT SWAPS									$18,257	$(9,721)	$8,536

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[2]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[3]	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

USD — United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

24

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2017

SWAP CONTRACTS

Interest Rate Swaps
Counterparty	Notional Amount		Fixed Rate	Floating Rate Index	Payment Frequency	Expiration Date	Value/ Unrealized Appreciation/ (Depreciation)
Chicago Mercantile Exchange	BRL	14,545,467	9.10%[2]	1- Day BRL BZDIOVRA[2]	Daily	1/4/2021	$24,800
LCH Clearnet Limited	CZK	235,000,000	0.99%[1]	6-Months CZK PRIBOR[1]	Semi-Annually	9/15/2019	(33,258)
LCH Clearnet Limited	CZK	220,000,000	1.20%[1]	6-Months CZK PRIBOR[1]	Semi-Annually	11/14/2019	(12,324)
LCH Clearnet Limited	CZK	95,000,000	1.26%[2]	6-Months CZK PRIBOR[2]	Semi-Annually	9/15/2022	63,301
LCH Clearnet Limited	CZK	90,000,000	1.55%[2]	6-Months CZK PRIBOR[2]	Semi-Annually	11/14/2022	10,035
Goldman Sachs	EUR	1,200,000	1.46%[1]	6-Months EUR EURIBOR[1]	Semi-Annually	12/15/2047	(12,637)
Goldman Sachs	EUR	15,200,000	(0.19%)[2]	6-Months EUR EURIBOR[2]	Semi-Annually	12/15/2019	10,673
LCH Clearnet Limited	HUF	1,200,000,000	0.19%[2]	6-Months HUF BUBOR[2]	Semi-Annually	11/14/2019	743
Bank of America	HUF	1,350,000,000	0.20%[2]	6-Months HUF BUBOR[2]	Semi-Annually	11/17/2019	75
LCH Clearnet Limited	HUF	1,330,000,000	0.22%[2]	6-Months HUF BUBOR[2]	Semi-Annually	12/8/2019	(1,391)
LCH Clearnet Limited	HUF	255,000,000	1.89%[1]	6-Months HUF BUBOR[1]	Semi-Annually	11/14/2027	19,645
Bank of America	HUF	290,000,000	1.89%[1]	6-Months HUF BUBOR[1]	Semi-Annually	11/17/2027	21,335
LCH Clearnet Limited	HUF	284,000,000	1.77%[1]	6-Months HUF BUBOR[1]	Semi-Annually	12/8/2027	6,721
Bank of America	INR	2,020,000,000	6.33%[1]	1-Day INR MIBOR[1]	Daily	12/14/2018	(41,991)
Bank of America	INR	450,000,000	6.61%[2]	1-Day INR MIBOR[1]	Daily	12/14/2022	19,208
LCH Clearnet Limited	ZAR	34,000,000	8.00%[1]	3-Months ZAR JIBAR Safex[1]	Quarterly	11/30/2022	80,230
LCH Clearnet Limited	ZAR	35,000,000	7.97%[1]	3-Months ZAR JIBAR Safex[1]	Quarterly	12/6/2022	78,574

TOTAL INTEREST RATE SWAPS							$233,739

[1]	Fund Pays the floating rate and receives the fixed rate.

[2]	Fund Pays the fixed rate and receives the floating rate.

BRL — Brazilian Real

CZK — Czech Koruna

EUR — Euro

HUF — Hungarian Forint

INR — Indian Rupee

ZAR — South African Rand

BZDIOVRA — Brazil Interbank Deposit Rate

PRIBO6M — Czech Interbank Offered Rate

EUR006M — Euro Interbank Offered Rate

BUBOR06M — National Bank of Budapest Interbank Offerred Rate

IN000/N — FBIL Overnight Mumbai Interbank Outright Rate

JIBA3M — SAFE South Africa Johannesburg Interbank Agreed Rate

Notes to Financial Statements are an integral part of this Schedule.

25

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co.	RUB	30,175,000	USD	500,000	February 1, 2018	$21,169
Morgan Stanley & Co.	RUB	29,585,000	USD	500,000	February 1, 2018	10,979
Morgan Stanley & Co.	TRY	2,500,000	USD	660,607	February 1, 2018	(7,617)
Morgan Stanley & Co.	USD	650,257	TRY	2,500,000	February 1, 2018	(2,733)
Morgan Stanley & Co.	USD	660,607	ZAR	9,188,657	February 1, 2018	(78,232)
Morgan Stanley & Co.	ZAR	9,088,970	USD	650,257	February 1, 2018	80,566
Morgan Stanley & Co.	RUB	29,510,000	USD	500,000	February 2, 2018	9,612
Morgan Stanley & Co.	USD	500,000	COP	1,524,250,000	February 5, 2018	(8,990)
Morgan Stanley & Co.	USD	500,000	COP	1,513,500,000	February 5, 2018	(5,401)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$19,353

COP = Colombian Peso

RUB = Russian Ruble

TRY = Turkish Lira

USD = United States Dollar

ZAR = South African Rand

Notes to Financial Statements are an integral part of this Schedule.

26

Statements of Assets and Liabilities

December 31, 2017

	Driehaus Active Income Fund	Driehaus Event Driven Fund	Driehaus Multi-Asset Growth Economies Fund
ASSETS:
Investment securities, at fair value (cost $1,432,068,967, $137,001,359 and $34,818,694, respectively)	$1,462,859,957	$147,310,137	$40,062,024
Purchased options contracts, at fair value (premiums paid $151,991, $0 and $14,588, respectively)	—	—	31,909
Purchased swaptions contracts, at fair value (premiums paid $1,075,283, $0 and $0, respectively)	873,157	—	—
Foreign currency, at fair value (cost $0, $0 and $84,196, respectively)	—	—	82,041
Unrealized appreciation on forward foreign currency contracts	—	—	122,326
Unrealized appreciation on open swap contracts	6,853,033	—	335,340
Premiums paid on open swap contracts	21,069,347	—	18,257
Cash	2,178,520	13,750,201	2,014,441
Collateral held at custodian for the benefit of brokers	130,527,182	28,486,752	696,291
Receivable for investment securities sold	37,279,252	327,615	2,246,582
Receivable for fund shares sold	561,397	67,059	—
Receivable for interest and dividends	17,178,349	301,809	137,534
Receivable from custodian	4,383	—	—
Prepaid expenses	50,269	18,180	25,385

TOTAL ASSETS	1,679,434,846	190,261,753	45,772,130

LIABILITIES:
Payable for investment securities sold short, at fair value (proceeds $93,088,800, $20,951,152 and $0, respectively)	112,436,876	22,462,757	—
Written options outstanding, at fair value (premiums received $1,610,037, $454,126 and $0, respectively)	4,030,000	1,137,500	—
Foreign currency due to custodian, at fair value (proceeds $181, $0 and $2,693, respectively)	183	—	2,728
Unrealized depreciation on open swap contracts	1,048,977	—	111,322
Unrealized depreciation on forward foreign currency contracts	245,022	203,913	102,973
Premiums received on open swap contracts	8,015,727	—	—
Payable for investment securities purchased	3,313,819	312,188	2,245,794
Payable for fund shares redeemed	13,661,021	163,053	—
Payable to affiliate	752,149	137,769	64,746
Payable for interest and dividends on securities sold short	766,114	91,875	—
Payable for variation margin on futures contracts	410,219	—	—
Accrued shareholder services plan fees	259,001	26,795	—
Accrued administration and accounting fees	59,613	9,661	2,530
Accrued foreign capital gains taxes	—	—	3,994
Accrued expenses	165,866	68,493	54,650

TOTAL LIABILITIES	145,164,587	24,614,004	2,588,737

NET ASSETS	$1,534,270,259	$165,647,749	$43,183,393

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	155,650,842	15,350,817	3,743,556

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.86	$10.79	$11.54

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2017:
Paid-in-capital	$1,982,983,935	$172,252,792	$37,481,615
Undistributed net investment income (loss)	1,884,025	(467,790)	(9,632)
Undistributed net realized gain (loss) on investments, options, swaptions, securities sold short, futures contracts, swap contracts, forward foreign currency contracts and foreign currency	(465,765,685)	(14,047,367)	206,428
Net unrealized appreciation (depreciation) on:
Investments	30,790,990	10,308,778	5,243,330
Purchased options contracts	(151,991)	—	17,321
Purchased swaptions contracts	(202,126)	—	—
Securities sold short	(19,348,076)	(1,511,605)	—
Written options contracts	(2,419,963)	(683,374)	—
Futures contracts	938,230	—	—
Swap contracts	5,804,056	—	224,018
Forward foreign currency contracts	(245,022)	(203,913)	19,353
Foreign currency	(2)	—	(2,190)
Foreign currency translations	1,888	228	3,150

NET ASSETS	$1,534,270,259	$165,647,749	$43,183,393

Notes to Financial Statements are an integral part of these Statements.

27

Statements of Operations

For the year ended December 31, 2017

	Driehaus Active Income Fund	Driehaus Event Driven Fund	Driehaus Multi-Asset Growth Economies Fund*
INVESTMENT INCOME (LOSS):
Interest income (net of $0, $0, and $7,615 of non-reclaimable foreign taxes withheld, respectively)	$80,431,807	$1,695,059	$342,175
Dividend income (net of $0, $0, and $64,137 of non-reclaimable foreign taxes withheld, respectively)	12,846,645	1,923,448	424,926

Total investment income	93,278,452	3,618,507	767,101

Expenses:
Investment advisory fees	10,913,512	1,876,435	198,175
Shareholder services plan fees	3,100,973	370,650	—
Administration and fund accounting fees	796,069	131,350	15,539
Transfer agent fees and expenses	391,505	63,752	30,241
Trustees’ fees	207,498	61,103	21,042
Federal and state registration fees	125,540	31,473	6,383
Reports to shareholders	98,182	41,048	9,296
Custody fees	70,248	5,746	14,976
Legal fees	68,484	25,782	13,068
Audit and tax fees	57,760	57,760	46,000
Chief compliance officer fees	18,744	18,744	14,028
Interest on short positions	4,120,951	328,214	—
Dividends on short positions	2,673,014	204,133	—
Interest expense	488,604	53,954	—
Miscellaneous	223,751	56,105	36,399

Total expenses	23,354,835	3,326,249	405,147
Fees paid indirectly	(50,779)	(23,832)	—
Fees waived by Adviser	—	—	(58,341)

Net expenses	23,304,056	3,302,417	346,806

Net investment income (loss)	69,974,396	316,090	420,295

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	(452,462)	27,651,559	2,109,325
Purchased options contracts	(538,103)	(1,444,876)	(165,752)
Purchased swaptions contracts	(118,981)	—	—
Securities sold short	(51,014,281)	(5,482,282)	—
Written options contracts	—	—	26,492
Futures contracts	(7,361,194)	—	—
Swap contracts	(20,747,346)	(2,112,355)	(154,113)
Forward foreign currency contracts	(524,457)	(1,107,014)	1,274
Foreign currency	120,924	85,647	(37,588)

Net realized gain (loss) on investments	(80,635,900)	17,590,679	1,779,638

Change in net unrealized appreciation (depreciation) on:
Investments	20,299,532	(9,944,143)	2,789,312
Purchased options contracts	473,603	1,379,197	17,321
Purchased swaptions contracts	(3,391,698)	—	—
Securities sold short	(7,275,857)	(253,940)	—
Written options contracts	(2,419,963)	(683,374)	—
Futures contracts	(1,136,988)	—	—
Swap contracts	10,997,541	(152,804)	224,018
Forward foreign currency contracts	(334,000)	(324,931)	19,353
Foreign currency	(10,132)	—	(2,241)
Foreign currency translations	8,411	228	2,437

Net change in net unrealized appreciation (depreciation) on investments	17,210,449	(9,979,767)	3,050,200

Net realized and unrealized gain (loss) on investments	(63,425,451)	7,610,912	4,829,838

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,548,945	$7,927,002	$5,250,133

*	Fund commenced operations on April 10, 2017

Notes to Financial Statements are an integral part of these Statements.

28

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Statements of Changes in Net Assets

	Driehaus Active Income Fund		Driehaus Event Driven Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income (loss)	$69,974,396	$80,370,007	$316,090	$409,668
Net realized gain (loss) on investments	(80,635,900)	(104,062,682)	17,590,679	(7,233,352)
Net change in unrealized appreciation (depreciation) on investments	17,210,449	151,767,866	(9,979,767)	19,880,665

Net increase (decrease) in net assets resulting from operations	6,548,945	128,075,191	7,927,002	13,056,981

Distributions:
Net investment income	(74,683,208)	(79,985,655)	—	(2,312,787)
Tax return of capital	—	—	—	(736,638)
Net capital gains	—	—	—	—

Total distributions	(74,683,208)	(79,985,655)	—	(3,049,425)

Capital share transactions:
Proceeds from shares sold	533,408,414	651,023,207	66,521,757	95,816,829
Reinvested distributions	40,540,265	44,649,390	—	2,654,029
Cost of shares redeemed	(1,246,371,265)	(1,344,927,935)	(165,282,973)	(84,452,324)

Net increase (decrease) from capital transactions	(672,422,586)	(649,255,338)	(98,761,216)	14,018,534

Total increase (decrease) in net assets	(740,556,849)	(601,165,802)	(90,834,214)	24,026,090

NET ASSETS:

Beginning of period	$2,274,827,108	$2,875,992,910	$256,481,963	$232,455,873

End of period	$1,534,270,259	$2,274,827,108	$165,647,749	$256,481,963

Undistributed net investment income (loss)	$1,884,025	$15,419,092	$(467,790)	$(582,052)

Capital share transactions in shares:
Shares sold	53,202,812	65,691,151	6,332,559	9,701,497
Reinvested distributions	4,096,719	4,516,230	—	258,174
Shares redeemed	(125,133,149)	(135,715,627)	(15,782,409)	(8,751,928)

Net increase (decrease)	(67,833,618)	(65,508,246)	(9,449,850)	1,207,743

*	Fund commenced operations on April 10, 2017

Notes to Financial Statements are an integral part of these Statements.

30

Statements of Changes in Net Assets

Driehaus Multi-Asset Growth Economies Fund
For the Period April 10, 2017* through December 31, 2017

$420,295
1,779,638
3,050,200

5,250,133

(555,003)
—
(1,463,728)

(2,018,731)

38,153,988
2,018,731
(220,728)

39,951,991

43,183,393

$—

$43,183,393

$(9,632)

3,586,704
177,393
(20,541)

3,743,556

Notes to Financial Statements are an integral part of these Statements.

31

Driehaus Active Income Fund

Financial Highlights

	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013
Net asset value, beginning of period	$10.18	$9.95	$10.42	$10.77	$10.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.35	0.32	0.38	0.27	0.30
Net realized and unrealized gain (loss) on investments	(0.29)	0.23	(0.49)	(0.36)	0.02

Total from investment operations	0.06	0.55	(0.11)	(0.09)	0.32

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.38)	(0.32)	(0.36)	(0.26)	(0.22)
Net realized gain	—	—	—	—	—

Total distributions	(0.38)	(0.32)	(0.36)	(0.26)	(0.22)

Net asset value, end of period	$9.86	$10.18	$9.95	$10.42	$10.77

Total Return	0.59%	5.63%	(1.07)%	(0.87)%	2.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$1,534,270	$2,274,827	$2,875,993	$3,982,787	$4,607,803
Ratio of total expenses before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.18%	1.38%	1.05%	1.05%	1.14%
Ratio of total expenses net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.17%[2]	1.38%[2]	1.05%	1.05%	1.14%
Ratio of expenses (excluding dividends and interest on short positions and interest expense) before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.81%	0.80%	0.78%	0.77%	0.79%
Ratio of expenses (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.81%[2]	0.80%[2]	0.78%	0.77%	0.79%
Ratio of net investment income (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	3.53%	3.20%	3.69%	2.51%	2.80%
Ratio of net investment income (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	3.89%	3.78%	3.96%	2.79%	3.15%
Portfolio turnover rate	89%	115%	76%	43%	48%

[1]	Calculated based on average shares outstanding.

[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

32

Driehaus Event Driven Fund

Financial Highlights

	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the period August 26, 2013* through December 31, 2013
Net asset value, beginning of period	$10.34	$9.85	$10.01	$10.74	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.02	0.05	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	0.43	0.59	(0.15)	(0.67)	1.09

Total from investment operations	0.45	0.61	(0.10)	(0.69)	1.03

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(0.09)	(0.06)	—	—
Net realized gain	—	—	—	(0.04)	(0.29)
Tax return of capital	—	(0.03)	—	—	—

Total Distributions	—	(0.12)	(0.06)	(0.04)	(0.29)

Net asset value, end of period	$10.79	$10.34	$9.85	$10.01	$10.74

Total Return	4.35%	6.25%	(1.08)%	(6.35)%	10.35%[3]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$165,648	$256,482	$232,456	$166,300	$42,033
Ratio of total expenses before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.77%	2.03%	1.86%	1.80%	3.03%[4]
Ratio of total expenses net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.76%[2]	2.01%[2]	1.86%	1.80%	3.00%[4]
Ratio of expenses (excluding dividends and interest on short positions and interest expense) before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.46%	1.44%	1.43%	1.35%	2.03%[4]
Ratio of expenses (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.45%[2]	1.42%[2]	1.43%	1.35%	2.00%[4]
Ratio of net investment income (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.17%	0.19%	0.45%	(0.17)%	(1.75)%[4]
Ratio of net investment income (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.48%	0.78%	0.89%	0.28%	(0.75)%[4]
Portfolio turnover rate	198%	246%	400%	315%	104%[3]

*	Fund commenced operations on August 26, 2013.

[1]	Calculated based on average shares outstanding.

[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements).

[3]	Not annualized.

[4]	Annualized.

Notes to Financial Statements are an integral part of this Schedule.

33

Driehaus Multi-Asset Growth Economies Fund

Financial Highlights

For the period April 10, 2017* through December 31, 2017
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.17
Net realized and unrealized gain (loss) on investments	1.94

Total from investment operations	2.11

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.16)
Net realized gain	(0.41)

Total distributions	(0.57)

Redemption fees added to paid-in capital	0.00 [4]

Net asset value, end of period	$11.54

Total Return	21.14%[2]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$43,183
Ratio of total expenses before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.04%[3]
Ratio of total expenses net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.75%[3,5]
Ratio of expenses (excluding dividends and interest on short positions and interest expense) before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.04%[3]
Ratio of expenses (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.75%[3,5]
Ratio of net investment income (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.12%[3]
Ratio of net investment income (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.12%[3,5]
Portfolio turnover rate	99%[2]

*	Fund commenced operations on April 10, 2017.

[1]	Calculated based on average shares outstanding.

[2]	Not annualized.

[3]	Annualized.

[4]	Amount represents less than $0.01 per share.

[5]	The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 9, 2020.

Notes to Financial Statements are an integral part of this Schedule.

34

Driehaus Mutual Funds

Notes to Financial Statements

A.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with nine separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The three series (“Funds” or each a “Fund”) included in this report are as follows: the Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Driehaus Event Driven Fund (the “Event Driven Fund”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles. The Driehaus Multi-Asset Growth Economies Fund (the “Multi-Asset Growth Economies Fund”) commenced operations on April 10, 2017, after succeeding to the assets of the Driehaus Emerging Markets Dividend Growth Fund, L.P. The transaction was structured to be a tax-free exchange and the cost basis and holding period of the underlying securities were carried over to the Multi-Asset Growth Economies Fund. Unrealized appreciation at the date of the transaction of $2,454,782 is not reflected in the Net change in unrealized appreciation (depreciation) on investments in the Statement of Operations or Statement of Changes in Net Assets. The Multi-Asset Growth Economies Fund seeks to maximize total return.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of

35

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for Multi-Asset Growth Economies Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices for active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the year ended December 31, 2017, there were no transfers between levels for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of December 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$470,628,878	$—	$470,628,878
Common Stocks
Auto Manufacturers	8,703,858	—	—	8,703,858
Banks	20,522,707	—	—	20,522,707
Investment Companies	—	2,699,280	—	2,699,280
Media	15,648,278	—	—	15,648,278
Savings & Loans	3,390,634	—	—	3,390,634
Semiconductors	43,757,704	—	—	43,757,704
Software	9,483,581	—	—	9,483,581
Convertible Corporate Bonds	—	45,642,787	—	45,642,787
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Banks	23,604,000	—	—	23,604,000
Investment Companies	—	21,437,350	—	21,437,350

36

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Assets (continued)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$753,401,039	$—	$753,401,039
Preferred Stocks
Banks	37,069,860	—	—	37,069,860
Purchased Put Options	—	0	—	0
U.S. Government and Agency Securities	—	6,870,001	—	6,870,001

Total	$162,180,622	$1,300,679,335	$0	$1,462,859,957

Liabilities
Common Stocks Sold Short
Internet	$(20,131,202)	$—	$—	$(20,131,202)
Media	(123)	—	—	(123)
Real Estate Investment Trusts	(6,849,125)	—	—	(6,849,125)
Semiconductors	(21,055,257)	—	—	(21,055,257)
Telecommunications	(10,377,094)	—	—	(10,377,094)
Corporate Bonds Sold Short	—	(25,345,806)	—	(25,345,806)
U.S. Government and Agency Securities Sold Short	—	(28,678,269)	—	(28,678,269)
Written Call Options	(4,030,000)	—	—	(4,030,000)

Total	$(62,442,801)	$(54,024,075)	$—	$(116,466,876)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$7,551,064	$—	$7,551,064
Credit Default Swaps — Liabilities	—	(9,064,703)	—	(9,064,703)
Forward Foreign Currency Contracts — Liabilities	—	(245,022)	—	(245,022)
Futures Contracts	938,230	—	—	938,230
Interest Rate Swaptions — Assets	—	873,157	—	873,157
Total Return Swaps — Assets	—	1,142,096	—	1,142,096

Total Other Financial Instruments	$938,230	$256,592	$—	$1,194,822

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2016	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	0

Balance as of December 31, 2017	$0

As of December 31, 2017 and December 31, 2016, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of

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the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$8,126,115	$—	$8,126,115
Common Stocks
Biotechnology	14,453,738	—	—	14,453,738
Building Materials	13,454,592	—	—	13,454,592
Chemicals	9,981,983	—	—	9,981,983
Commercial Services	4,097,285	—	—	4,097,285
Healthcare – Services	2,178,277	—	—	2,178,277
Insurance	10,342,645	—	—	10,342,645
Media	2,781,043	—	—	2,781,043
Pharmaceuticals	17,651,508	—	—	17,651,508
Retail	1,682,202	—	—	1,682,202
Savings & Loans	9,488,844	—	—	9,488,844
Semiconductors	13,110,333	—	—	13,110,333
Software	1,526,990	—	—	1,526,990
Transportation	12,669,736	—	—	12,669,736
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	25,764,846	—	25,764,846

Total	$113,419,176	$33,890,961	$0	$147,310,137

Liabilities
Common Stocks Sold Short
Real Estate Investment Trusts	$(1,506,049)	$—	$—	$(1,506,049)
Corporate Bonds Sold Short	—	(2,784,600)	—	(2,784,600)
Exchange-Traded Funds Sold Short	(18,172,108)	—	—	(18,172,108)
Written Call Options	(1,137,500)	—	—	(1,137,500)

Total	$(20,815,657)	$(2,784,600)	$—	$(23,600,257)

Other Financial Instruments*
Forward Foreign Currency Contracts — Liabilities	$—	$(203,913)	$—	$(203,913)

Total Other Financial Instruments	$—	$(203,913)	$—	$(203,913)

*	Other financial instruments are forward foreign currency contracts, which are detailed in the Schedule of Investments.

38

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2016	$4,657,500
Realized gain (loss)	496,196
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	(5,153,696)
Transfers in and/or out of Level 3	—

Balance as of December 31, 2017	$0

As of December 31, 2017, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

The following is a summary of the inputs used to value the Multi-Asset Growth Economies Fund’s investments as of December 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
Sovereign Bonds
Argentina	$—	$1,997,180	$—	$1,997,180
Egypt	—	2,014,297	—	2,014,297
Indonesia	—	1,651,129	—	1,651,129
Malaysia	—	914,695	—	914,695
Mexico	—	945,092	—	945,092
Poland	—	1,021,299	—	1,021,299
South Africa	—	906,240	—	906,240
Equity Securities
Argentina	932,177	—	—	932,177
Brazil	2,191,865	—	—	2,191,865
Canada	228,134	—	—	228,134
China	9,939,156	—	—	9,939,156
Cyprus	251,497	—	—	251,497
Czech Republic	241,118	—	—	241,118
Egypt	143,194	—	—	143,194
France	342,158	—	—	342,158
Greece	593,283	—	—	593,283
India	2,265,664	—	—	2,265,664
Indonesia	941,753	—	—	941,753
Malaysia	443,568	—	—	443,568
Mexico	1,122,281	—	—	1,122,281
Pakistan	429,672	—	—	429,672
Philippines	283,442	—	—	283,442
Qatar	197,443	—	—	197,443
Russia	1,308,171	—	—	1,308,171
South Africa	1,086,153	—	—	1,086,153

39

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Assets (continued)	Level 1	Level 2	Level 3	Total
South Korea	$3,637,455	$—	$—	$3,637,455
Taiwan	1,900,730	—	—	1,900,730
Thailand	317,369	—	—	317,369
Turkey	446,002	—	—	446,002
United Arab Emirates	416,007	—	—	416,007
United States	331,667	—	—	331,667
Purchased Call Options	—	31,909	—	31,909
Equity Certificates**	—	622,133	—	622,133

Total	$29,989,959	$10,103,974	$—	$40,093,933

Other Financial Instruments*
Credit Default Swap — Liabilities	$—	$(9,721)	$—	$(9,721)
Interest Rate Swaps — Asset	—	335,340	—	335,340
Interest Rate Swaps — Liabilities	—	(101,601)	—	(101,601)
Forward Foreign Currency Contracts — Assets	—	122,326	—	122,326
Forward Foreign Currency Contracts — Liabilities	—	(102,973)	—	(102,973)

Total Other Financial Instruments	$—	$243,371	$—	$243,371

*	Other financial instruments are swap and forward foreign currency contracts, which are detailed in the Schedule of Investments.

**	See Schedule of Investments for industry and/or country breakout.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security by purchasing it at market price at the time of replacement. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Collateral held at custodian for the benefit of brokers” on the Statements of Assets and Liabilities. Each Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Funds on the Statements of Operations.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

The FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial

40

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

statements as of December 31, 2017. The Funds file tax returns with the U.S. Internal Revenue Service and various states. Taxable years ending 2017, 2016, 2015, and 2014 remain subject to examination by taxing authorities.

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a fund that may be carried forward and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and were required to be carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

At December 31, 2017, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Cost of investments	$1,365,640,748	$117,298,627	$34,908,493

Gross unrealized appreciation	$57,950,851	$14,178,196	$5,647,707
Gross unrealized depreciation	(54,519,134)	(7,312,817)	(444,010)

Net unrealized appreciation on investments	$3,431,717	$6,865,379	$5,203,697

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to the tax deferral of losses on wash sales and timing differences in recognizing certain gains and losses on security transactions.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

For the year ended December 31, 2017, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to the differing tax treatment of income from paydowns and swaps, return of capital and capital gain distributions on real estate investment trusts and regulated investment companies, net operating losses, sales of passive foreign investment companies and foreign currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Paid-in capital	$—	$(841,813)	$(15,594)
Undistributed net investment income (loss)	(8,826,255)	(201,828)	125,076
Undistributed net realized gain (loss) on investments, futures, swap contracts and foreign currency	8,826,255	1,043,641	(109,482)

The tax character of distributions paid were as follows:

Active Income Fund
Distributions paid from:	January 1, 2017 to December 31, 2017	January 1, 2016 to December 31, 2016
Ordinary income	$74,683,208	$79,985,655

Total distributions paid	$74,683,208	$79,985,655

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Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Event Driven Fund
Distributions paid from:	January 1, 2017 to December 31, 2017	January 1, 2016 to December 31, 2016
Ordinary income	$—	$2,312,787
Taxable return of capital distribution	—	736,638

Total distributions paid	$—	$3,049,425

Multi-Asset Growth Economies Fund
Distributions paid from:	April 10, 2017* to December 31, 2017
Ordinary income	$1,804,830
Long term capital gains	213,901

Total distributions paid	$2,018,731

*	The Fund commenced operations on April 10, 2017.

As of December 31, 2017, the components of accumulated earnings (deficit) were as follows:

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Undistributed ordinary income	$7,443,059	$—	$233,413
Undistributed long-term capital gains	—	—	29,969

Accumulated earnings	7,443,059	—	263,382
Accumulated capital and other losses	(459,388,212)	(13,470,650)	—
Unrealized appreciation (depreciation) on currency and foreign currency translations	1,886	228	960
Unrealized appreciation (depreciation) on swap and swaptions contracts	(202,126)	—	233,739
Unrealized appreciation (depreciation) on investments, securities sold short, swap, forwards and futures	3,431,717	6,865,379	5,203,697

Total accumulated earnings (deficit)	$(448,713,676)	$(6,605,043)	$5,701,778

As of December 31, 2017, the Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations:

	Not Subject to Expiration
	Short-Term	Long-Term
Active Income Fund	$269,247,897	$178,404,662
Event Driven Fund	13,470,650	—
Multi-Asset Growth Economies Fund	—	—

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ taxable year. As of December 31, 2017, the Funds had no post-October capital losses or late-year ordinary losses.

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends,

42

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund held portfolio hedges as of December 31, 2017 as disclosed in the Schedule of Investments.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Securities Transactions and Income

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2017, the Funds had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2017, the Funds had no such outstanding senior loan participation commitments.

B.  INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. For the year ended December 31, 2017, the Active Income Fund primarily utilized: 1) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 2) total return swaps to gain exposure to certain sectors and manage volatility; 3) futures to hedge their interest rate and/or commodity risk and manage volatility; 4) options to hedge downside risk and manage volatility; and 5) forward foreign currency contracts to manage currency risk in portfolio holdings. For the year ended December 31, 2017, the Event Driven Fund primarily utilized: 1) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 2) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period April 10, 2017 through December 31, 2017, the Multi-Asset Growth Economies Fund primarily utilized: 1) interest rate swaps to hedge against interest rate

43

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

fluctuation and enable the parties involved to exchange fixed and floating cash flows; 2) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 3) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 4) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation). Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the statements of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the statement of operations. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of operations. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security

44

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at December 31, 2017 for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund was $0, $0 and $0, respectively.

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2017, the Active Income Fund and Multi-Asset Growth Economies Fund had outstanding swap contracts as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities. The Event Driven Fund had no outstanding swap contracts at December 31, 2017.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contract against default. As of December 31, 2017, the Active Income Fund had outstanding futures contracts as listed in the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding futures contracts at December 31, 2017.

Options Contracts

The Funds may use options contracts to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for

45

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2017, the Funds had outstanding options as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of December 31, 2017, the Active Income Fund had outstanding swaptions as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding swaptions at December 31, 2017.

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the statement of operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of December 31, 2017, the Funds had forward foreign currency contracts as listed in the Schedule of Investments.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On December 31, 2017, Multi-Asset Growth Economies Fund had unrealized appreciation (depreciation) of $84,689 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Multi-Asset Growth Economies Fund represented 1.6% of its total market value of investments at December 31, 2017.

46

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Active Income Fund’s derivative contracts by primary risk exposure as of December 31, 2017:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized appreciation on open swap contracts	$5,710,937
Equity contracts	Purchased options, at fair value	0
Equity contracts	Unrealized appreciation on open swap contracts	1,080,096
Interest rate contracts	Unrealized appreciation on open swap contracts	62,000
Interest rate contracts	Purchased swaptions, at fair value	873,157
Interest rate contracts	N/A*	938,230
Total		$8,664,420

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized depreciation on open swap contracts	$1,048,977
Currency contracts	Unrealized depreciation on forward foreign currency contracts	245,022
Equity contracts	Written options, at fair value	4,030,000
Total		$5,323,999

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statement of Assets and Liabilities.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2017:

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Currency contracts	Unrealized depreciation on forward foreign currency contracts	$203,913
Equity contracts	Written options outstanding, at fair value	1,137,500
Total		$1,341,413

47

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Multi-Asset Growth Economies Fund’s derivative contracts by primary risk exposure as of December 31, 2017:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Interest contracts	Unrealized appreciation on open swap contracts	$335,340
Currency contracts	Unrealized appreciation on forward foreign currency contracts	122,326
Currency contracts	Purchased options, at fair value	31,909
Total		$489,575

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized depreciation on open swap contracts	$9,721
Interest contracts	Unrealized depreciation on open swap contracts	101,601
Currency contracts	Unrealized depreciation on forward foreign currency contracts	102,973
Total		$214,295

The following table sets forth the Active Income Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2017:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Currency contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$—	$(538,103)	$—	$(538,103)
Purchased swaptions contracts	—	—	—	(118,981)	(118,981)
Forward foreign currency contracts	—	(524,457)	—	—	(524,457)
Futures contracts	—	—	(5,299,860)	(2,061,334)	(7,361,194)
Swap contracts	(14,531,538)	—	(6,215,808)	—	(20,747,346)

Total	$(14,531,538)	$(524,457)	$(12,053,771)	$(2,180,315)	$(29,290,081)

The following table sets forth the Event Driven Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2017:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Currency contracts	Equity contracts	Total
Purchased options contracts	$—	$(1,444,876)	$(1,444,876)
Forward foreign currency contracts	(1,107,014)	—	(1,107,014)
Swap contracts	—	(2,112,355)	(2,112,355)

Total	$(1,107,014)	$(3,557,231)	$(4,664,245)

48

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Multi-Asset Growth Economies Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract from inception through December 31, 2017:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Currency contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$(35,650)	$(130,102)	$—	$(165,752)
Written options contracts	—	—	26,492	—	26,492
Forward foreign currency contracts	—	1,274	—	—	1,274
Swap contracts	—	—	—	(154,113)	(154,113)

Total	$—	$(34,376)	$(103,610)	$(154,113)	$(292,099)

The following table sets forth the Active Income Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the year ended December 31, 2017:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Currency contracts	Interest rate contracts	Total
Purchased options contracts	$—	$473,603	$—	$—	$473,603
Purchased swaptions contracts	—	—	—	(3,391,698)	(3,391,698)
Written options contracts	—	(2,419,963)	—	—	(2,419,963)
Futures contracts	—	(403,568)	—	(733,420)	(1,136,988)
Swap contracts	9,220,513	1,715,028	—	62,000	10,997,541
Forward foreign currency contracts	—	—	(334,000)	—	(334,000)

Total	$9,220,513	$(634,900)	$(334,000)	$(4,063,118)	$4,188,495

The gross notional amount and/or the number of contracts for the Active Income Fund as of December 31, 2017 are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2017 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Purchased options contracts	number of contracts	2,400
Written options contracts	number of contracts	(1,240)
Futures contracts — Short	number of contracts	(3,435)
Swap contracts	gross notional amount	124,599,554
Purchased swaptions contracts	gross notional amount	$141,535,000
Forward foreign currency contracts — Long	fair value	$2,499,458
Forward foreign currency contracts — Short	fair value	$(11,234,382)

The following table sets forth the Event Driven Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the year ended December 31, 2017:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Currency contracts	Total
Purchased options contracts	$1,379,197	$—	$1,379,197
Written options contracts	(683,374)	—	(683,374)
Swap contracts	(152,804)	—	(152,804)
Forward foreign currency contracts	—	(324,931)	(324,931)

Total	$543,019	$(324,931)	$218,088

49

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The gross notional amount and/or the number of contracts for the Event Driven Fund as of December 31, 2017 are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2017 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Purchased options contracts	number of contracts	1,733
Written options contracts	number of contracts	(350)
Swap contracts	gross notional amount	$(78,308)
Forward foreign currency contracts — Long	fair value	$2,683,491
Forward foreign currency contracts — Short	fair value	$(11,084,397)

The following table sets forth Multi-Asset Growth Economies Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract from inception through December 31, 2017:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Currency contracts	Interest rate contracts	Total
Purchased options contracts	$—	$—	$17,321	$—	$17,321
Equity certificates	—	84,689	—	—	84,689
Forward foreign currency contracts	—	—	19,353	—	19,353
Swap contracts	(9,721)	—	—	233,739	224,018

Total	$(9,721)	$84,689	$36,674	$233,739	$345,381

The gross notional amount and/or the number of contracts for the Multi-Asset Growth Economies Fund as of December 31, 2017 are included on the Schedule of Investments. The quarterly average values of derivative investments from inception through December 31, 2017 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Purchased options contracts	number of contracts	2,000,333
Written options contracts	number of contracts	(333)
Swap contracts	gross notional amount	2,975,030,369
Forward foreign currency contracts — Long	fair value	$1,319,887
Forward foreign currency contracts — Short	fair value	$(1,312,979)

Disclosures about Offsetting Assets and Liabilities

The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investment securities at fair value or Collateral held at custodian for the benefit of brokers.

The Funds’ derivative contracts held at December 31, 2017, are not accounted for as hedging instruments under U.S. GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of futures contracts, exchange-traded purchased options and certain swap agreements is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these instruments are excluded from the below disclosure.

50

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table presents the Active Income Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Active Income Fund as of December 31, 2017:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$6,853,033	$(412,828)	$—	$6,440,205

The following table presents the Active Income Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Active Income Fund as of December 31, 2017:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$1,048,977	$(412,828)	$(636,149)	$—
Unrealized depreciation on forward foreign currency contracts	245,022	—	(245,022)	—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount represents the net amount payable to the counterparty in the event of default.

The following table presents the Event Driven Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Event Driven Fund as of December 31, 2017:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[1]
Unrealized depreciation on forward foreign currency contracts	$203,913	$—	$(203,913)	$—

[1]	Net amount represents the net amount payable to the counterparty in the event of default.

The following table presents the Multi-Asset Growth Economies Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Multi-Asset Growth Economies Fund as of December 31, 2017:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$51,291	$(51,291)	$—	$—
Unrealized appreciation on forward foreign currency contracts	122,326	(102,973)	—	19,353

51

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table presents the Multi-Asset Growth Economies Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Multi-Asset Growth Economies Fund as of December 31, 2017:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$64,349	$(51,291)	$(13,058)	$—
Unrealized depreciation on forward foreign currency contracts	102,973	(102,973)	—	—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

C.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus is the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer. As of December 31, 2017, Richard H. Driehaus controls the Driehaus Multi-Asset Growth Economies Fund due to his power to vote a majority of the shares of the Fund.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, the Funds pay the Adviser an annual management fee on a monthly basis of 0.55%, 1.00% and 1.00% of average daily net assets, respectively, for the Active Income Fund and Event Driven Fund and Multi-Asset Growth Economies Fund.

DCM entered into a written agreement to cap the Multi-Asset Growth Economies Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.75% of average daily net assets until at least April 9, 2020. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Multi-Asset Growth Economies Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap. During the period from inception through December 31, 2017, the Multi-Asset Growth Economies Fund had fees waived by DCM in the amount of $58,341 and as of December 31, 2017, this entire amount is subject to recapture.

The Active Income Fund incurred $10,913,512 for investment advisory fees during the year ended December 31, 2017, of which $752,149 was payable to DCM at December 31, 2017. The Event Driven Fund incurred $1,876,435 for investment advisory fees during the year ended December 31, 2017, and $137,769 was payable to DCM at December 31, 2017. The Multi-Asset Growth Economies Fund incurred $198,175 for investment advisory fees during the period from inception through December 31, 2017, and $64,746 was payable to DCM at December 31, 2017.

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2017, these arrangements reduced the expenses of Driehaus Active Income Fund, Driehaus Event Driven Fund and Multi-Asset Growth Economies Fund by $50,779 (0.2%), $23,832 (0.7%) and $0 (0.0%), respectively.

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under

52

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

these procedures, each transaction is affected at the current market price to minimize trading costs, where permissible. For the year ended December 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Active Income Fund	$11,188,750	$9,506,875	$340,157
Event Driven Fund	—	6,352,500	(91,000)
Multi-Asset Growth Economies Fund	—	—	—

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a Driehaus Mutual Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2017:

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain (Loss)
Active Income Fund:
Apollo Education Group, Inc.(1)	$74,096,322	$—	$(74,844,770)	$(8,748,882)	$—	$—	$9,497,330
Pinnacle Entertainment, Inc.(2)	62,302,078	—	(83,883,222)	(15,441,117)	—	—	37,022,261
Stewart Information Services Corp.(2)	76,766,101	—	(61,532,571)	(389,037)	—	923,099	(14,844,493)

Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Active Income Fund:
Apollo Education Group, Inc.(1)	7,484,477	—	(7,484,477)	—
Pinnacle Entertainment, Inc.(2)	4,296,695	—	(4,296,695)	—
Stewart Information Services Corp.(2)	1,665,931	—	(1,665,931)	—

(1)	No longer affiliated as of December 31, 2017

(2)	Not affiliated as of December 31, 2016, but was affiliated during the fiscal year. No longer affiliated as of December 31, 2017.

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement (“Agreement”) with the Active Income Fund and Event Driven Fund. Under these Agreements, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Funds. Currently, the amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts incurred and payable to DS LLC during the year ended December 31, 2017 are as follows:

Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Active Income Fund	$3,100,973	$259,001
Event Driven Fund	370,650	26,795

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the year ended December 31, 2017. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.

53

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Funds’ administrative and accounting agent. In compensation for these services, UMBFS earns the larger of a monthly minimum fee or a monthly fee based upon each Fund’s average daily net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, UMBFS earns a monthly fee based in part on shareholder processing activity during the month.

D.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding swaps, options, futures, forwards, short-term securities and U.S. government obligations) for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund for the year ended December 31, 2017, were as follows:

Active Income Fund		Event Driven Fund		Multi-Asset Growth Economies Fund
Purchases	$1,566,177,174	Purchases	$327,091,938	Purchases	$34,680,007
Sales	$2,090,432,666	Sales	$424,677,147	Sales	$23,557,775

The aggregate purchases and sales of U.S. government obligations for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund for the year ended December 31, 2017, were as follows:

Active Income Fund		Event Driven Fund		Multi-Asset Growth Economies Fund
Purchases	$—	Purchases	$—	Purchases	$—
Sales	$—	Sales	$12,180,820	Sales	$—

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be resold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2017, the Funds held restricted securities as denoted on the Schedule of Investments.

F.  LINE OF CREDIT

Active Income Fund and Event Driven Fund have, together with certain other funds in the Trust, obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%, or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst all funds that have access to the line. At December 31, 2017, the Funds had no outstanding borrowings under the line of credit.

G.  REDEMPTION FEES

The Multi-Asset Growth Economies Fund may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.

H.  SUBSEQUENT EVENTS

Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

54

Report of Independent Registered Public Accounting Firm

To the Shareholders of Driehaus Active Income Fund, Driehaus Event Driven Fund, and Driehaus Multi-Asset Growth Economies Fund and the Board of Trustees of the Driehaus Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Driehaus Active Income Fund, Driehaus Event Driven Fund, and Driehaus Multi-Asset Growth Economies Fund, (collectively referred to as the “Funds”), (three of the funds constituting the Driehaus Mutual Funds (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting the Driehaus Mutual Funds) at December 31, 2017, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Driehaus Mutual Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Driehaus Active Income Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

Driehaus Event Driven Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the four years in the period ended December 31, 2017 and the period from August 26, 2013 (commencement of operations) through December 31, 2013

Driehaus Multi-Asset Growth Economies Fund	For the period from April 10, 2017 (commencement of operations) through December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

55

Report of Independent Registered Public Accounting Firm — (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Driehaus investment companies since 2002.

Chicago, Illinois

February 22, 2018

56

Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2017:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	9	Retired; President of Ludan, Inc. (real estate development services specializing in senior housing) from April 2008 to December 2014.	None

Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	9	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present.	None.

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	9	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	9	Private Investor since 2003.	Independent Trustee, Brighthouse Funds Trust I (formerly, Met Investors Series Trust) since December 2000 and Brighthouse Funds Trust II (formerly, Metropolitan Series Fund, Inc.) since May 2009.

Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	9	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co. from 1987-2014.	None

57

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen J. Kneeley 25 East Erie Street Chicago, IL 60611 YOB: 1963	President	Since 2017	President and Chief Executive Officer of the Adviser and Driehaus Capital Management (USVI) LLC (“USVI”) since January 2018; President of the Trust since March 2017; Interim President and Interim Chief Executive Officer of Adviser and USVI March 2017- December 2017; Chief Executive Officer, Context Asset Management, L.P. from 2014-2016; Chief Executive Officer, Spider Management Company, LLC from 2012-2013; Chief Executive Officer, Ardmore Investment Partners from 2009-2012; Chairman of Board of Trustees, Context Capital Funds from 2014-2017; Director, Spider Management Company, LLC since 2012; and Trustee, Copeland Trust from 2010-2017.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Chief Financial Officer and Treasurer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of the Adviser and Distributor since 2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, The Bank of New York Mellon since 2010.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010.

Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Senior Specialist, The Bank of New York Mellon since 2013; Senior Paralegal, Foreside Funds Distributors LLC (formerly BNY Mellon Distributors Inc.) from 2004-2013.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

58

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2017.

Actual Expenses

The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Active Income Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Six Months Ended December 31, 2017*
Actual	$1,000.00	$998.90	$5.74
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.46	$5.80

Driehaus Event Driven Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Six Months Ended December 31, 2017*
Actual	$1,000.00	$997.20	$9.41
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,015.78	$9.50

59

Fund Expense Examples — (Continued)

Driehaus Multi-Asset Growth Economies Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Six Months Ended December 31, 2017*
Actual	$1,000.00	$1,140.70	$9.44
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,016.38	$8.89

*	Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus Active Income Fund	1.14%
Driehaus Event Driven Fund	1.87%
Driehaus Multi-Asset Growth Economies Fund	1.75%

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Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2017

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds designate the following amounts as a long-term capital gain distribution:

Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
$—	$—	$213,901

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
13.55%	0%	21.73%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
13.46%	0%	0.14%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-877-779-0079. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2017 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

61

Board Considerations in Connection with the Annual Review of the

Investment Advisory Agreement

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Active Income Fund (“LCMAX”) and Driehaus Event Driven Fund (“DEVDX” and together with LCMAX, the “Funds”) on September 14, 2017 for an additional one-year term ending September 30, 2018. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 6, 2017 to review the materials provided in response to their request and identified areas for further response by Fund management. Following receipt of further information from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund for an extended period or since inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund.

Nature, Quality and Extent of Services.     The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board evaluated LCMAX’s performance for year-to-date and 1-, 3- and 5-year periods ended June 30, 2017 and DEVDX’s performance for year-to-date, 1- and 3-year periods ended June 30, 2017 (the Fund’s inception date was August 26, 2013), comparing each Fund to performance of a peer group of funds compiled by the Adviser from data from Lipper Analytical Services, Inc., an independent provider of mutual fund data that is a service of Broadridge Financial Solutions (“Lipper”) and to each Fund’s primary benchmark index, as identified in reports to shareholders. The Board noted the Adviser’s statement that there are limitations in comparing the performance of the Funds to a peer group of funds that may differ significantly by objective and portfolio characteristics. The Adviser also noted that the benchmarks are more representative for long-only funds. For LCMAX, the Board noted that it considered performance information with regard to the Fund’s full peer group (all share classes) as well as the peer funds’ primary share class only and for DEVDX it considered performance information with regard to the peer funds’ primary share class only.

The Board considered that, as of June 30, 2017, although LCMAX was in the third quartile of each peer group for the 1-, 3- and 5-year periods, the Fund outperformed its primary benchmark index, the Citigroup 3-Month T-Bill Index (“Citigroup Index”), for the year-to-date, 1-, 3- and 5-year periods. The Board also noted that LCMAX outperformed its other benchmark index, the Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”) for the 1-year period and had met its volatility objective of being less volatile than the Barclays Index for the 1-year period.

The Board considered that, as of June 30, 2017, DEVDX’s performance was below the median of its peer group for the 3-year period, but that, given the remedial steps taken by the Adviser, the Fund outperformed its peer group for the year-to-date and 1-year periods. The Board noted that DEVDX underperformed the S&P 500 Index for all periods reviewed. The Board noted that for the 3-year period, DEVDX had met its volatility objective of being less volatile than the S&P 500 Index, but slightly missed its target of having a standard deviation of two-thirds or less than that of the S&P 500 Index.

62

For LCMAX, the Board also considered the Fund’s rolling 1-year, 3-year and 5-year returns over the life of the Fund relative to the Citigroup Index and noted that, in a majority of the time periods measured, the Fund outperformed its benchmark index. Based upon this review, the Board concluded that the Adviser had consistently implemented its investment philosophy for the Fund, and that over the long term, the investment philosophy produces value for shareholders. The Adviser concluded that DEVDX did not have sufficient performance periods to produce meaningful results and did not provide rolling returns for DEVDX.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported renewal of the Agreement for each Fund.

Fees.     The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio as of December 31, 2016 as compared to peer group information based on data compiled from Lipper as of the most recent fiscal year end of each fund in the peer group. The Board noted the limitations of the peer group of funds designated by Lipper for LCMAX (the alternative credit focus funds peer group), as discussed above, and that the expense information for LCMAX and DEVDX was compared to each Fund’s full peer group (all share classes). The Board noted that LCMAX’s annual advisory fee rate of .55% is in the 34th percentile of the actual fees of its peer group (1st percentile being the highest fee) and DEVDX’s advisory fee rate of 1.00% is in the 40th percentile of the actual fees of its peer group.

The Board also considered that for the fiscal year ended December 31, 2016, LCMAX’s and DEVDX’s expense ratios (excluding dividends and interest on short sales) were in the 82nd and 69th percentile of their peer group, respectively. The Board also considered each Fund’s advisory fee rate as compared to the fee charged by the Adviser for a similar sub-advised unaffiliated mutual fund. The Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for sub-advising the other mutual funds. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment styles.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.

Profitability.     The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board also noted that the Funds do not have a Rule 12b-1 fee and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation, that DS LLC provides compensation to intermediaries for distribution of the Funds’ shares and for shareholder services, and that DS LLC is reimbursed by the Funds under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually (noting that DEVDX operated at a loss and that profitability for LCMAX was expected to decline due to declining assets), profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale.     In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the capacity constraints of LCMAX and the current size of DEVDX, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.     The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that payments to DS LLC under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also noted that the soft dollar amounts for each Fund were limited during this period. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

63

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Principal Executive and Financial Officers was filed as Exhibit 13(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0001193125-12-093739, on March 2, 2012, and is incorporated herein by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Dawn M. Vroegop as an “audit committee financial expert” as defined by this Item 3, serving on the Audit Committee. Ms. Vroegop is “independent,” as defined by this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2017 and 2016, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $383,500 and $353,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2017 and 2016, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2017 and 2016, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting, except for the following services for which E&Y billed DCM a total of $17,500 in 2017: (i) the issuance of three consents to be included in the registration statements for two new series of the registrant, and (ii) the audits of the full schedule of investments for two predecessor partnerships to the new series of the registrant.

(c)	Tax Fees

For the fiscal years ended December 31, 2017 and 2016, E&Y billed the registrant $97,045 and $84,390, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2017 and 2016, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2017 and 2016, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2017 and 2016, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2017 and 2016, E&Y billed the registrant $97,045 and $84,390, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2017 and 2016, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, filed as Exhibit 12(a)(1) to the Registrant’s Form N-CSR, filed on March 2, 2012 (Accession No. 0001193125-12-093738) incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Driehaus Mutual Funds

By (Signature and Title)* /s/ Stephen J. Kneeley
Stephen J. Kneeley, President (principal executive officer)

Date March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Stephen J. Kneeley
Stephen J. Kneeley, President (principal executive officer)

Date March 2, 2018

By (Signature and Title)* /s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer (principal financial officer)

Date March 2, 2018

*	Print the name and title of each signing officer under his or her signature.